    As filed with the Securities and Exchange Commission on April 28, 2003
                                                 FILE Nos. 333-44228
                                                            811-4160

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 4 on Form N-6
                     to Registration Statement on Form S-6

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 6

                             JPF SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                                    Christopher S. Petito
Jefferson Pilot Financial Insurance Company            Jorden, Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208

                               ------------------


Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   _____  Immediately upon filing pursuant to paragraph (b)
   __X___ On May 1, 2003, pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date) pursuant to paragraph (a)(1) of Rule 485.


     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                   MAY 1, 2003

                                  ENSEMBLE EXEC

                             JPF SEPARATE ACCOUNT A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
  SERVICE OFFICE: One Granite Place, Concord, New Hampshire 03301 800-258-3648

This Prospectus describes the Ensemble EXEC Variable Life Insurance Policy ("Ensemble EXEC" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company") and designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship. The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Net Accumulation Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:

JPVF GROWTH PORTFOLIO

JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF STRATEGIC GROWTH PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO

JPVF CAPITAL GROWTH PORTFOLIO

JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO

JPVF BALANCED PORTFOLIO

JPVF MONEY MARKET PORTFOLIO

AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2 GROWTH FUND FIDELITY VIP GROWTH PORTFOLIO

FIDELITY VIP MID CAP PORTFOLIO

FIDELITY VIP EQUITY-INCOME PORTFOLIO

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2
MFS RESEARCH SERIES
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP TECHNOLOGY
PROFUND VP HEALTHCARE
PROFUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND CLASS B
TEMPLETON FOREIGN SECURITIES FUND: CLASS 2
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble EXEC insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investm1ent risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                     PAGE
                                                     ----
POLICY BENEFITS/RISKS SUMMARY                          3
POLICY RISKS                                           4
PORTFOLIO RISKS                                        5
FEE TABLES                                             6
DEFINITIONS                                           12
THE COMPANY                                           13
THE SEPARATE ACCOUNT                                  14
INVESTMENT AND FIXED ACCOUNT OPTIONS                  15
  Separate Account Investments                        15
  Investment Advisers and Objectives for
    Each of the Funds                                 15
  Mixed and Shared Funding; Conflicts of
    Interest                                          19
  Fund Additions, Deletions or
    Substitutions                                     19
  General Account                                     19
POLICY CHOICES                                        20
  General                                             20
  Premium Payments                                    20
  Modified Endowment Contract                         20
  Compliance with the Internal Revenue Code           21
  Backdating                                          21
  Allocation of Premiums                              21
  Death Benefit Options                               21
  Transfers and Allocations to Funding Options        23
  Telephone Transfers, Loans and Reallocations        23
  Automated Transfers (Dollar Cost
    Averaging and Portfolio Rebalancing)              24
POLICY VALUES                                         24
  Accumulation Value                                  24
  Unit Values                                         25
  Net Investment Factor                               25
  Surrender Value                                     26
CHARGES & FEES                                        26
  Charges & Fees Assessed Against Premium             26
  Charges & Fees Assessed Against
    Accumulation Value                                26
  Charges & Fees Assessed Against the
    Separate Account                                  28
POLICY RIGHTS                                         29
  Surrenders                                          29
  Withdrawals                                         29
  Grace Period                                        29
  Reinstatement of a Lapsed or Terminated Policy      29
  Coverage Beyond Insured's Attained Age 100          30
  Right to Defer Payment                              30
  Policy Loans                                        30
  Policy Changes                                      31
  Right of Policy Examination ("Free Look Period")    32
  Supplemental Benefits                               32

DEATH BENEFIT                                         34
POLICY SETTLEMENT                                     34
  Settlement Options                                  34
ADDITIONAL INFORMATION                                35
  Reports to Policyowners                             35
  Right to Instruct Voting of Fund Shares             35
  Disregard of Voting Instructions                    36
  State Regulation                                    36
  Legal Matters                                       36
  Financial Statements                                36
  Employment Benefit Plans                            36
TAX MATTERS                                           37
  General                                             37
  Federal Tax Status of the Company                   37
  Life Insurance Qualification                        37
  Charges for JP Financial Income Taxes               40
MISCELLANEOUS POLICY PROVISIONS                       40
  The Policy                                          40
  Payment of Benefits                                 40
  Suicide and Incontestability                        40
  Protection of Proceeds                              40
  Nonparticipation                                    40
  Changes in Owner and Beneficiary; Assignment        41
  Misstatements                                       41
APPENDIX A--ILLUSTRATIONS OF
  ACCUMULATION VALUES, SURRENDER
  VALUES AND DEATH BENEFITS                          A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

-  POLICY BENEFITS


   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 12-13 below) defines certain words and phrases used in this prospectus.


   The Policy is a flexible premium variable universal life insurance contract designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-  ISSUANCE AND UNDERWRITING

   We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards.

-  DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

-  ACCESS TO CASH VALUE

   LOANS: You may borrow up to 100% of the Policy's Net Accumulation Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Net Accumulation Value. We charge the lesser of $50 or 2% of the withdrawal. A withdrawal may have tax consequences.

   SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any outstanding Policy Debt plus, if you surrender your Policy in the first two Policy Years, any Refund of Sales Charges. A surrender may have tax consequences.

-  FLEXIBILITY OF PREMIUMS

   After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount your select. You may also choose to make pre-authorized automatic monthly premium payments.

-  "FREE LOOK" PERIOD

   You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-  OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS

   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge $50 for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

   PORTFOLIO REBALANCING: We will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

POLICY RISKS

-  INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

-  SUITABILITY

   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Policy if you will need your Surrender Value in a short period of time.

-  RISK OF LAPSE


   If your monthly charges exceed your Net Accumulation Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not lapse if you make a payment sufficient to cover the Monthly Deduction for the current month and the next two months before the end of the Grace Period. Subject to certain conditions you may reinstate a lapsed Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. Accordingly, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future.


   A partial withdrawal will reduce the Accumulation Value and Death Benefit. A partial withdrawal also is subject to a partial withdrawal charge.


   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS


   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.


   PORTFOLIO RISKS

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

   THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES


                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------
Maximum Premium Load              Each Premium          Guaranteed: 3% of premium in all years
                                  Payment               Current: 3% of premium in Policy Years 1-10; 0 thereafter

Premium Tax Charge (1)            Each Premium          2.5% of premium
                                  Payment

Federal Income Tax Charge (1)     Each Premium          1.25% of premium
                                  Payment

Transfer Fees                     Upon Transfer         $0 on first 12 transfers in each Policy Year; $50 on each
                                                        transfer thereafter

Withdrawal Charge                 Upon Withdrawal       The lesser of $50 or 2% of the partial withdrawal amount.

In-force Policy Illustrations     Upon Request          $50 (2)

Net Policy Loan                   Upon each Policy      Type A Loan: 0% (4)
  Interest Rate (3)               Anniversary or,       Type B Loan: 1% annually (4)
                                  when applicable,
                                  loan repayment,
                                  Policy surrender,
                                  reinstatement of
                                  Policy or death of
                                  the Insured


(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.


(2) We currently waive this charge.

(3) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(4) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See "Policy Loans", beginning on page 30.

   THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                  WHEN CHARGE IS
CHARGE                            DEDUCTED              AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------
Cost of Insurance                 Monthly on            $0.06-$83.33 per $1,000
(per $1,000 of net                Monthly
amount at risk) (1),(5)           Anniversary
                                  Date                  For 45 year old male non-smoker,
                                                        Standard rating class:
                                                          Current: $0.25 per $1,000
                                                          Guaranteed: $0.38 per $1,000

Acquisition Charge                Monthly on            Maximum: $0.40 per $1000 in years 1 through 10
(per $1,000 of Specified          Monthly                 $0.00 thereafter
Amount) (2),(5)                   Anniversary
                                  Date

                                                        For 45-year old male, non-smoker, Standard rating class:
                                                        $0.09 per $1,000 of Specified Amount in Policy Years 1
                                                        through 10; $0.00 thereafter

Mortality and Expense             Accrued Daily         Maximum:
Risk Charge (3)                                           Policy Years 1-25:  0.85% annually
                                                          Policy Years 26+:   0.60% annually

                                                        Current:
                                                          Policy Years 1-25:  0.60% annually
                                                          Policy Years 26+:   0.40% annually

Administrative Expense            Monthly on            $10 per month
Charge                            Monthly
                                  Anniversary
                                  Date

Federal Income Tax                Each Valuation        Currently none (4)
Charge                            Period



(1) The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 25.
(2) The rate shown in the table is determined as follows. The acquisition charge is charged for the first ten Policy Years. It is 0.6% of the Load Basis Amount in Policy Years 1-10 (7.2% annually). The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 45-year old male, non-smoker, Standard rating class is 14.91 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 26.

(3) The rates given are effective annual rates.

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 26 below.
(5) The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.


   CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFIT CHARGES" BELOW.

                                  RIDER CHARGES


                                  WHEN CHARGE IS
                                  DEDUCTED              AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Accelerated Benefit Rider         Deducted from         $250
                                  benefit payment

Accidental Death Benefit          Monthly on            $0.07 - $0.16 per $1,000 of Insurance Risk (1),(9)
                                  the Monthly
                                  Anniversary Date          45 year old male non-smoker, Standard rating class:
                                                            $0.08 per $1,000 of Insurance Risk

Automatic Increase                Monthly on            $0.01 - $0.11 per $1,000 of Initial Specified Amount (4),(9)
                                  the Monthly
                                  Anniversary Date          45 year old male non-smoker, Standard rating class:
                                                            $0.01 per $1,000 of Initial Specified Amount

Children's Term Insurance         Monthly on            $0.50 per $1,000 of Death Benefit
                                  the Monthly
                                  Anniversary Date

Death Benefit Maintenance         Beginning at          $6.79 per $1,000 of rider amount, offset by reduction in
                                  Attained Age 90,          Cost of Insurance
                                  Monthly on
                                  the Monthly
                                  Anniversary Date

Disability Waiver                 Monthly on            4.8% - 23.7% increase in monthly charge (5),(9)
  of Deductions                   the Monthly
                                  Anniversary Date          45 year old male non-smoker, Standard rating class:
                                                            7.5% increase in monthly charges

Disability Waiver                 Monthly on            $0.017 - $0.14 per $1 of Specified Premium waived (6),(9)
  of Specified                    the Monthly
  Premium                         Anniversary Date          45 year old male non-smoker, Standard rating class:
                                                            $0.047 per $1 of Specified Premium waived

Guaranteed Death Benefit          Monthly on            $0.01 per $1,000 of Specified Amount.
                                  the Monthly
                                  Anniversary Date

Guaranteed Insurability           Monthly on            $0.03 - $0.16 per $1,000 of Specified Amount (7)(9)
  Rider                           the Monthly
                                  Anniversary Date          35 year old male non-smoker, Standard rating class:
                                                            $0.11 per $1,000 of Specified Amount (10)

                                  RIDER CHARGES

                                  WHEN CHARGE IS
                                  DEDUCTED              AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Spouse Term Rider                 Monthly on            $0.07 - $25.48 per $1,000 of Death Benefit (8),(9)
                                  the Monthly
                                  Anniversary Date      42 year old female non-smoker, Standard rating class:
                                                            $0.25 per $1,000 of Death Benefit

Supplemental Coverage             COI Charge,           $0.06-$83.33 per $1,000 of Net Amount at Risk attributable to the Rider (8),
Rider                             Deducted Monthly          (9)
                                  on Monthly
                                  Anniversary Date
                                                        45 year old male non-smoker, Standard rating class: $0.38
                                                            per $1,000 of Net Amount at Risk attributable to the Rider

                                  Rider Acquisition     $0.01-$1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and
                                  Charge, Deducted          $0.02 to $0.67 of Rider Specified Amount in Rider Year 2 (2),(9)
                                  Monthly on Monthly
                                  Anniversary Date

                                                        45 year old male non-smoker, Standard rating class: $0.29 per $1,000 of Rider Specified Amount in Rider Year 1; $0.15 per $1,000 of Rider
                                                            Specified Amount in Rider Year 2; $0.00 thereafter

                                  Unit Expense          Guaranteed: $0.01 per $1,000 Rider Specified Amount
                                  Charge, deducted
                                  Monthly on Monthly
                                  Anniversary date


----------

(1) The monthly rate for this rider is based on the Attained Age of the Insured.
(2) The monthly rate for this rider is based on the Issue Age and rating class of the Insured. The calculation and operation of this charge is similar to the calculation of the Acquisition Charge on the Policy. See note (2) on page 8.
(3) This charge varies depending on the Issue Age, risk classification and sex of the Insured.
(4)  The monthly rate for this rider is based on the Issue Age of the Insured.
(5) The charge percentage for this rider is based on the Attained Age of the Insured.
(6) The monthly rate for this rider is based on sex, Attained Age and rating class of the Insured.
(7) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.
(8) This charge varied based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy. See note (1) on Page 7.
(9) The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus on contact your representative.
(10) This rider is not available to Insureds beyond Issue Age 40.

   THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                                               MINIMUM                    MAXIMUM
                                                                               -------                    -------
Total Annual Portfolio Operating Expenses (expenses that are                    0.30%                      3.67%
deducted from Portfolio assets, including management
fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements

Total Annual Portfolio Operating Expenses (expenses that are                    0.28%                      1.98%
deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with contractual waivers and expense reimbursements



(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002 for the Portfolios in which the Variable Account invests.
    The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2003. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for three Portfolios, and the expense limits are terminable after December 31, 2003. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.98% and 0.28%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


   The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

   Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


   The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2002, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

   INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
   (as a percentage of average net assets)
   NOTE: Fees and charges will be updated by post-effective amendment



                                                                   12b-1 OR             TOTAL PORTFOLIO            TOTAL PORTFOLIO
                                                          MGMT.    SERVICE    OTHER        EXPENSES        TOTAL        EXPENSES
                                                          FEES       FEES    EXPENSES  (WITHOUT WAIVERS)  WAIVERS    (WITH WAIVERS)
                                                          -----    --------- --------  -----------------  -------  ----------------
ProFund VP Technology (6)                                    0.75%    0.25%     1.27%             2.27%     0.29%            1.98%
Vanguard VIF Small Company Growth (8)                        0.54%              0.03%             0.57%      N/A             0.57%
ProFund VP Financial (6)                                     0.75%    0.25%     1.14%             2.14%     0.16%            1.98%
JPVF Growth                                                  0.75%              0.12%             0.87%      N/A             0.87%
American Funds Growth Fund                                   0.37%    0.25%     0.01%             0.63%      N/A             0.63%
Fidelity VIP Growth                                          0.58%              0.09%             0.67%      N/A             0.67%
Scudder VIT Small Cap Index (7)                              0.35%    0.25%     0.28%             0.88%     0.18%            0.70%
JPVF Small Company                                           0.75%              0.11%             0.86%      N/A             0.86%
Fidelity VIP Mid Cap                                         0.58%    0.25%     0.12%             0.95%      N/A             0.95%
ProFund VP Healthcare (6)                                    0.75%    0.25%     1.14%             2.14%     0.16%            1.98%
T. Rowe Price Mid-Cap Growth (10)                            0.85%    0.25%                       1.10%      N/A             1.10%
JPVF Mid-Cap Growth                                          0.90%              0.27%             1.17%      N/A             1.17%
JPVF Strategic Growth                                        0.80%              0.13%             0.93%      N/A             0.93%
MFS VIT Research Series                                      0.75%              0.12%             0.87%      N/A             0.87%
Franklin Small Cap Value Securities Fund (1)                 0.59%    0.25%     0.20%             1.04%     0.03%            1.01%
JPVF Mid-Cap Value                                           1.05%              0.15%             1.20%      N/A             1.20%
JPVF Capital Growth (2)                                      0.86%              0.06%             0.92%      N/A             0.92%
Vanguard VIF Mid-Cap Index (9)                               0.24%              0.06%             0.30%      N/A             0.30%
Ayco Growth (4)                                              0.80%              2.87%             3.67%     2.67%            1.00%
JPVF Small-Cap Value                                         1.30%              0.12%             1.42%      N/A             1.42%
American Century VP International                            1.30%                                1.30%      N/A             1.30%
American Century VP Value                                    0.85%    0.25%                       1.10%      N/A             1.10%
Fidelity VIP Equity-Income                                   0.48%              0.09%             0.57%      N/A             0.57%
JPVF Value                                                   0.75%              0.07%             0.82%      N/A             0.82%
American Funds Growth-Income                                 0.33%    0.25%     0.02%             0.60%      N/A             0.60%
Templeton Foreign Securities (1)                             0.70%    0.25%     0.20%             1.15%     0.02%            1.13%
JPVF International Equity                                    1.00%              0.19%             1.19%      N/A             1.19%
MFS VIT Utilities Series                                     0.75%              0.19%             0.94%      N/A             0.94%
JPVF S&P 500 Index (3)                                       0.24%              0.10%             0.34%      N/A             0.34%
JPVF World Growth Stock                                      0.75%              0.10%             0.85%      N/A             0.85%
Fidelity VIP Contrafund(R)                                   0.58%              0.10%             0.68%      N/A             0.68%
Vanguard VIF REIT Index (9)                                  0.34%              0.05%             0.39%      N/A             0.39%
JPVF High Yield Bond                                         0.75%              0.41%             1.16%      N/A             1.16%
JPVF Balanced                                                0.75%              0.11%             0.86%      N/A             0.86%
PIMCO Total Return (5)                                       0.25%    0.15%     0.26%             0.66%     0.01%            0.65%
Fidelity VIP Investment Grade Bond                           0.43%    0.25%     0.11%             0.79%      N/A             0.79%
JPVF Money Market                                            0.50%              0.07%             0.57%      N/A             0.57%



(1) The Fund manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.
(2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.
(3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.34%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.
(4) The Fund's investment adviser has agreed through December 31, 2003 to waive other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2002.
(5) PIMCO has contractually agreed, for the Portfolio's fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to total payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets.
(6) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2003. After such date, the expense limitation may be terminated or revised.
(7) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than 12b-1 fees) to 0.45% of the average daily net assets of the Fund until April 30, 2005.
(8) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.
(9) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.
(10) T. Rowe Price Mid-Cap Growth Portfolio-II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.

BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot Financial Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our Service Office.

DEATH BENEFIT--The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.


GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Net Accumulation Value is insufficient to cover the current Monthly Deduction. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.


INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAD BASIS AMOUNT--An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

LOAN VALUE--Generally, 100% of the Policy's Net Accumulation Value on the date of a loan.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET ACCUMULATION VALUE--The Accumulation Value less any Policy Debt.

NET PREMIUM--The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the date the Policy is issued.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PREMIUM LOAD--A charge we assess against premium payments.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.


REFUND OF SALES CHARGES--A refund we make of all first-year acquisition charges, Premium Load and administrative expense charges if you surrender your Policy in the first two Policy Years.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT A OR THE SEPARATE ACCOUNT--JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER VALUE--Net Accumulation Value plus Refund of Sales Charges if surrender occurs in the first two Policy Years.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

VALUATION PERIOD--The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY


   Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in June of 2000. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.


   We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


   At December 31, 2002 the Company and its subsidiaries had total assets of approximately $15.8 billion and had $206.5 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $30.6 billion.

   We write individual life insurance and annuities, which are subject to Nebraska law governing insurance.


   We are currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by a.m. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet its contractual obligations to its policyowners.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


DIVISIONS. The Policies presently offer thirty-seven Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy to the General Account.

SELECTING INVESTMENT OPTIONS

- CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

- UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

- BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.


   The Separate Account is currently divided into 37 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:


   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   American Funds Insurance Series
   Ayco Series Trust

   Fidelity(R) Variable Insurance Products Fund ("VIP")

   Franklin Templeton Variable Insurance Products Trust
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP

   Scudder Investment VIT Funds

   T. Rowe Price Equity Series Inc.
   Vanguard Variable Insurance Fund

   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the Scudder Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. T. Rowe Price Associates ("T. Rowe Price") is the investment adviser to T. Rowe Price Equity Series, Inc. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc.

   ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.


Following are the investment objectives and managers for each of the Portfolios:

                            EQUITY PORTFOLIO CHOICES


PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Strong Capital
                                            securities that the Sub-Investment Manager                  Management, Inc.
                                            believes have above-average growth prospects.

JPVF Strategic Growth Portfolio             Long-term growth of capital. Dividend and                   T. Rowe Price
   (formerly JPVF Emerging Growth           interest income from portfolio securities, if any, is
   Portfolio)                               incidental to the Portfolio's investment objective
                                            of long-term growth.

JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner Investment
                                                                                                        Partners, Inc.

JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Janus Capital
                                            not a significant investment consideration and              Management LLC
                                            any income realized will be incidental.                     ("Janus")

JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                            objective by investing primarily in a diversified           Company, LLC
                                            portfolio of equity securities issued by small
                                            companies.

JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington Management
                                                                                                        Company

JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to the             Barclays Global Fund
                                            total return of common stocks publicly traded in            Advisors
                                            the United States, as represented by the S&P 500.

JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher & Co.

JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse
                                            primarily in a wide range of equity issues that             Management, LLC
                                            may offer capital appreciation and,
                                            secondarily, seeks a reasonable level of current
                                            income.

JPVF International Equity Portfolio         Long-term growth of capital through investments             Marsico Capital
                                            in securities whose primary trading markets are             Management, LLC
                                            outside the United States.

JPVF World Growth Stock Portfolio           Long-term growth through a policy of investing              TIC
                                            primarily in stocks of companies organized in the
                                            U.S. or in any foreign nation. A portion of the
                                            Portfolio may also be invested in debt obligations
                                            of companies and governments of any nation.
                                            Any income realized will be incidental.

American Century(R) VP International        Seeks capital growth.                                       American Century
  Fund

American Century(R) VP Value Fund,          Seeks long-term capital growth.                             American Century
  Class II                                  Income is a secondary objective.

American Growth Fund, Class 2               Seeks long-term growth                                      Capital

American Growth-Income Fund,                Seeks long-term growth and income                           Capital
  Class 2

Ayco Growth Fund                            Seeks long-term growth of capital.                          The Ayco Company, L.P.

VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio                       Seeks long-term growth of capital.                          FMR

VIP Equity-Income Portfolio                 Seeks reasonable income by investing primarily              FMR
                                            in income-producing equity securities. In
                                            choosing these securities the Portfolio will also
                                            consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a yield which
                                            exceeds the composite yield on the securities
                                            comprising the Standard & Poor's Composite
                                            Index of 500 Stocks (S&P 500).

VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR

Franklin Small Cap Value                    Seeks long-term total return.                               Franklin Advisory
  Securities Fund, Class 2                                                                              Services, LLC

MFS Research                                Seeks to provide long-term growth of capital and            MFS
                                            future income.

MFS Utilities                               Seeks capital growth and                                    MFS
                                            current income (income above
                                            that is available from a portfolio
                                            invested entirely in equity
                                            securities).

Templeton Foreign Securities                Seeks long-term capital growth.                             TIC
  Fund: Class 2

ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.

ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.

Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
Index Fund Class B                          expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.

T. Rowe Price Mid-Cap                       Seeks to provide long-term capital appreciation by          T. Rowe Price
Growth Portfolio II                         investing in mid-cap stocks with potential for
                                            above-average earnings growth.

Vanguard(R) VIF Small Company               Seeks to provide long-term growth of capital.               Granahan and GMO
Growth Portfolio

Vanguard(R) VIF Mid-Cap                     Seeks to provide long-term growth of capital                Vanguard
Index Portfolio                             by attempting to match the performance of
                                            a broad-based market index of stocks of
                                            medium-size U.S. companies.

Vanguard(R) VIF REIT Index                  Seeks to provide a high level of income and                 Vanguard
Portfolio                                   moderate long-term growth of capital.


(1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                              EQUITY AND FIXED INCOME PORTFOLIO CHOICES

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term                     Janus
                                            capital growth, consistent with
                                            conservation of capital, by
                                            investing primarily in common stocks
                                            and fixed income securities.


                                   FIXED INCOME PORTFOLIO CHOICES

PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.

JPVF Money Market Portfolio                 Seeks to achieve as high a level of current  income         MFS
                                            as is consistent with preservation of capital and
                                            liquidity.

PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent investment
                                            management.

VIP Investment Grade Bond Portfolio,        Seeks to achieve as high a level of current                 FMR
  Service Class 2                           income as is consistent with preservation of
                                            capital and liquidity.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a) to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d) to add, combine, or remove Divisions in the Separate Account;


     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 28 below; and


     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General

   Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

   POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. It is primarily used in multi-life situations where the insureds share a common employment or have a business relationship. The Policy may be owned by a corporation, trust, association or other similar entity. You may use the Policy to informally fund non-qualified executive deferred compensations, salary continuation plans, retiree medical benefits or other purposes. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 70 and over age 15 at the time the application for the Policy is submitted. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

   The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS

   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).

   We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

   In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-  MODIFIED ENDOWMENT CONTRACT

   The Policy will be allowed to become a modified endowment contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your

   Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING

   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued. Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-  ALLOCATION OF PREMIUMS


   We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned prior to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

   You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")


-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

   OPTION 1: The Death Benefit will be the greater of
   (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

   OPTION 2: The Death Benefit equals the greater of (i) the current Specified Amount plus the

   Accumulation Value on the death of the Insured or (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

   OPTION 3: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage, as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

   The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

   DEATH BENEFIT QUALIFICATION TEST

   You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

   The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

   Following are the Corridor Percentages under the Guideline Premium Test:

                              CORRIDOR PERCENTAGES
                       (ATTAINED AGE OF THE INSURED AT THE
                         BEGINNING OF THE CONTRACT YEAR)

     AGE      %     AGE      %      AGE     %       AGE      %
     ---     --     ---     --      ---    --       ---     --
    0-40   250%      50    185%     60    130%      70     115%
     41    243       51    178      61    128       71     113
     42    236       52    171      62    126       72     111
     43    229       53    164      63    124       73     109
     44    222       54    157      64    122       74     107
     45    215       55    150      65    120      75-90   105
     46    209       56    146      66    119       91     104
     47    203       57    142      67    118       92     103
     48    197       58    138      68    117       93     102
     49    191       59    134      69    116       94+    101

   The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

   The tests differ as follows:

   (1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

   (2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

   (3) If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

   (4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

    You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

    The following example demonstrates the Death Benefits under Options 1, 2 and 3 for the cash value accumulation test and the guideline premium test. The example shows an Ensemble EXEC Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

                                   CASH VALUE      GUIDELINE
                                  ACCUMULATION      PREMIUM
                                      TEST           TEST
                                  ------------    ----------
   Specified Amount                    100,000       100,000
   Accumulation Value                   52,500        52,500
   Corridor Percentage                     288%          215%
   Total Premiums less
   Withdrawals                          15,000        15,000
   Death Benefit Option 1              151,200       112,875
   Death Benefit Option 2              152,500       152,500
   Death Benefit Option 3              151,200       115,000

   Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.


   Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit will equal 101% of the Accumulation Value as it may change from time to time, less Policy Debt and the Death Benefit will be set to Option 1.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option 3 to Option 2, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option 3 to Option 1, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options 1 or 2 to Option 3. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.


-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time. Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we will impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.


   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

   Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.


   We reserve the right to refuse or restrict transfers made by third-party agents on behalf of the Policyowner or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you. If we refuse or restrict a transfer, we will notify you promptly in writing or by telephone.


-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.


   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.


   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.


   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advanced notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.


   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

   POLICY VALUES

-  ACCUMULATION VALUE


   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is


     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS


    (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

   (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

    (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v) all withdrawals from the Division during the current Valuation Period.


   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.


   We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

     (i) is the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

    (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

   (iii) is the Type B loan balance at the beginning of the Policy Year; and

    (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

   See "Policy Loans" for a description of Type B loans.

-  UNIT VALUES

   We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

      (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

      (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE


   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Policy Debt plus (c) if you surrender the Policy in the first two Policy Years, a Refund of Sales Charges.


CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES

   Before a premium is allocated to any of the Divisions of Separate Account A and the General Account, we will deduct the following fees and charges:

   - a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California. In Puerto Rico, no premium tax charge is assessed).

   - a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.


   - a Premium Load, which is guaranteed not to exceed 3% of premium and which we currently do not intend to assess after the 10th Policy Year, which reimburses us for a portion of our distribution expenses.


   The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code.

   The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

   MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

   i) the Cost of Insurance for the Policy (as described below), plus

   ii) a Monthly Administrative Expense Charge of $10, plus

   iii) a monthly Acquisition Charge during the first ten Policy Years equal to 0.6% of the Load Basis Amount

   iv) the cost of optional benefits provided by rider.

   v) a monthly Acquisition Charge during the first 120 months following any increase in Specified Amount.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

   i) is the current Cost of Insurance Rate as described in the Policy;

   ii) is the death benefit at the beginning of the policy month divided by
   1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

   iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

   The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.


   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.


   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.


   ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 0.6% of the Load Basis Amount in Policy Years 1 through 10 (7.2% annually). The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $.40 per month per $1000 of Specified Amount in years 1 through 10. This charge does not vary with the amount of premium paid. We will also deduct a pro-rated acquisition charge on increases in Specified Amount. We reserve the right to increase or decrease this charge for Policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load, compensates us for total sales expenses for the year. To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges and the Premium Load we collect, we may recover sales expenses from other sources, including profits from the Mortality Risk and Expense Risk Charges.


   REFUND OF SALES CHARGES. If you surrender your Policy within the first two policy years, we will refund to you all first-year acquisition charges, Premium Load and monthly administrative expense charges you paid.

   This guaranteed refund is available only upon surrender in the first two Policy Years. If the Policy has additional coverage due to a Supplemental Coverage Rider, the refund of Premium Load and monthly administrative expense charges will be reduced by the percentage of total coverage that is due to the Supplemental Coverage Rider.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE

   We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.40% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

   ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL


   We may impose an Administrative Fee of $50 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.


   OTHER CHARGES

   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

   POLICY RIGHTS

-  SURRENDERS


   By written request, you may surrender or exchange the Policy under Code
   Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits".)


-  WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the withdrawal will be deducted from the amount of the Accumulation Value which you withdraw. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Net Accumulation Value.

   Withdrawals will generally affect the Policy's Accumulation Value and the life insurance proceeds payable under the Policy as follows:

   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus the $50 charge;

   - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

   If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

   If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

   If the Death Benefit Option for the Policy is Option 3, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment", "Policy Changes" and "Payment of Benefits".)

-  GRACE PERIOD

   Generally, on any Monthly Anniversary Date, if your Policy's Net Accumulation Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status".


   Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.


   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-  REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

   If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   -  The Policy has not been fully surrendered.

   - You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

   -  We must receive evidence of insurability satisfactory to us.

   - We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.


   - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")


-  COVERAGE BEYOND INSURED'S ATTAINED AGE 100

   At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

   - Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

   - The Specified Amount will equal the Accumulation Value, as it may change from time to time

   - The Death Benefit will be set to Option 1 and will equal 101% of the Specified Amount less Policy Debt.

   -  No further premiums will be accepted;

   -  No further Monthly Deductions will be taken;

   -  The Monthly Accumulation Value Adjustment will no longer apply;

   - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

   - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

   RIGHT TO DEFER PAYMENT


   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.


   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

   POLICY LOANS

   We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Net Accumulation Value at the end of the Valuation Period during which the loan request is received.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

   We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the Accumulation Value, less the Guideline Single Premium at issue,

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   adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

   If Policy Debt exceeds Accumulation Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Accumulation Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".


   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.


   If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT

   You may increase the Specified Amount of this Policy after the 1st Policy Year, so long as you are under Attained Age 86 and you send us a written request and the Policy to our Service Office. However:


   -  Any increase must be at least $5,000 for a simplified or guaranteed issue.

   -  Any decrease must be at least $25,000.

   -  Any increase or decrease will affect your cost of insurance charge.

   - Any increase or decrease may affect the monthly Accumulation Value Adjustment.

   -  We may require evidence of insurability for an increase.

   - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

   - Any increase will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase.

   - We will assess a new Acquisition Charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 120 months following the increase.

   - Any decrease may result in federal tax implications (See "Federal Tax Matters").


   -  No decrease may decrease the Specified Amount below $25,000.

   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

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


   - We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued.


   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:

   - The change will take effect on the Monthly Anniversary Date on or next following the date on which your written request is received.

   - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

   - If you change from Option 1 to Option 2 the Specified Amount will be decreased by the Accumulation Value.

   - If you change from Option 2 to Option 1, the Specified Amount will be increased by the Accumulation Value.

   - If you change from Option 3 to Option 1, the Specified Amount will be increased by the total premiums paid less any withdrawals.

   - If you change from Option 3 to Option 2, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

   - Changes from Option 1 to Option 2 or from Option 3 to Option 1 or 2 will be allowed at any time while this Policy is in force.

   We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

   If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

   Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. Changes to Option 3 are not allowed.

-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:


   - ACCELERATED BENEFIT RIDER--pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. The availability of the Accelerated Benefit Rider is restricted by underwriting class. For certain underwriting classes, this rider also may provide for payment of a benefit upon occurrence of a catastrophic health condition.

   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event of accidental death, subject to the terms of the rider.

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79 per $1000 of Specified Amount of the Policy. At Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option 2.

   - DISABILITY WAIVER OF DEDUCTIONS--In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the monthly deduction for the Policy. If any other benefit or coverage rider is included in the contract, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the monthly deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

   - DISABILITY WAIVER OF SPECIFIED PREMIUM--If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.


   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.


   - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age, and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.


   - SPOUSE TERM RIDER--provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.


   - SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the cost of insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition charge in the first ten years, guaranteed not to exceed 0.6% of the Load Basis Amount per month in year 1 through 10. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by Issue Age, sex and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider will terminate at the Insured's Attained Age 100.

   Rider features and availability will vary by state.

   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")

POLICY SETTLEMENT

   We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Insured or upon Surrender.

   A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the Beneficiary, that Beneficiary may make the election.

-  SETTLEMENT OPTIONS

   The following Settlement Options are available under the Policy:

   OPTION A--INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

   OPTION B--INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made monthly for an agreed number of years.

   OPTION C--LIFE INCOME. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

   OPTION D--INTEREST. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

   OPTION E--INTEREST: RETAINED ASSET ACCOUNT (PERFORMANCE PLUS ACCOUNT). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

   The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

   Unless otherwise stated in the election of any option, the payee of the Policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

   If the payee of Policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

   At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

   CALCULATION OF SETTLEMENT OPTION VALUES

   The value of the Settlement Options will be calculated as set forth in the Policy.

ADDITIONAL INFORMATION

-  REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

   1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

   2. A statement of all premiums paid and all charges incurred;

   3. The balance of outstanding Policy Loans for the previous calendar year;

   4. Any reports required by the 1940 Act.

   Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

   We will promptly mail confirmation notices at the time of the following transactions:

   1. Policy issue;

   2. receipt of premium payments;

   3. initial allocation among Divisions on the Allocation Date;

   4. transfers among Divisions;

   5. change of premium allocation;

   6. change between Death Benefit Options;

   7. increases or decreases in Specified Amount;

   8. withdrawals, surrenders or loans;

   9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska. An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

   In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  LEGAL MATTERS

   We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt, LLP, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serves as our Special Counsel with regard to the federal securities laws.


-  FINANCIAL STATEMENTS

   The financial statements of the Separate Account as of December 31, 2002 and for each of the three years in the period ended December 31, 2002, the financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the accompanying Report of Independent Auditors, appear in the Statement of Additional Information. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.


-  EMPLOYMENT BENEFIT PLANS


   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

   TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.


   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.


   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.


   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.


   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.


   We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.


   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.


   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.


   In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the

   Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP FINANCIAL INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY

   The Policy which you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                       THIS PAGE INTENTIONALLY LEFT BLANK

   APPENDIX A

-  ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES AND DEATH BENEFITS


   Following are a series of tables that illustrate how the Accumulation Values, Surrender Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-20 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Surrender Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.


   The Surrender Value exceeds the Accumulation Value during the first two Policy Years due to the Refund of Sales Charges feature.


   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Surrender Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Surrender Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly Accumulation Value adjustment is added, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Surrender Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and Premium Load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Surrender Values. The Death Benefit values also vary between tables, depending upon whether Option 1, Option 2 or Option 3 Death Benefits are illustrated.


   The amounts shown for the Death Benefit, Accumulation Values, and Surrender Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .68% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .27% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2002. The investment advisory fee is an arithmetic average of the individual investment advisory fees of the thirty-seven Portfolios. The .27% expense figure is an arithmetic average of the annual expenses of the Jefferson Pilot Variable Fund Portfolios, the AFIS Portfolios, the American Century VP Portfolios, the Ayco Portfolio, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolios, the PIMCO Portfolio, the ProFunds, the Scudder VIT Portfolio, the T. Rowe Price Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Policy prospectus under Fee Table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks

   Charge, which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the Divisions in Policy Years 1 through 25 and 0.40% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.58%, 4.42% and 10.42%, respectively, on a current basis, and -1.83%, 4.17% and 10.17% on a guaranteed basis. [Note: fees and investment rates to be updated by post-effective amendment]

   The assumed annual premium used in calculating Accumulation Value, Surrender Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal income tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. The illustrations also reflect deduction of the Monthly Deduction and addition of the monthly Accumulation Value adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 0.6% of the Load Basis Amount per month in Policy Year 1 through 10 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insured.


   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Surrender Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made, and that no transfers have been made and no transfer charges imposed.

   Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Accumulation Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations. [Note: the following tables will be updated by post-effective amendment.]

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          ENSEMBLE EXEC FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                      ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                        OF RETURN (1): (CURRENT)                    12%   (10.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                        (GUARANTEED)                 12%   (10.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                ASSUMED ANNUAL PREMIUM(2):           $2,000



              PREMIUMS             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END       ACCUMULATED     ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
   1                 2,100          1,511      1,873      100,000             1,344      1,706      100,000
   2                 4,305          3,164      3,526      100,000             2,794      3,156      100,000
   3                 6,620          4,974      4,974      100,000             4,359      4,359      100,000
   4                 9,051          6,965      6,965      100,000             6,051      6,051      100,000
   5                11,604          9,161      9,161      100,000             7,880      7,880      100,000

   6                14,284         11,590     11,590      100,000             9,861      9,861      100,000
   7                17,098         14,274     14,274      100,000            12,004     12,004      100,000
   8                20,053         17,239     17,239      100,000            14,322     14,322      100,000
   9                23,156         20,519     20,519      100,000            16,830     16,830      100,000

  10                26,414         24,141     24,141      100,000            19,546     19,546      100,000

  15                45,315         49,985     49,985      100,000            37,936     37,936      100,000

  20                69,439         93,623     93,623      114,220(4)         68,127     68,127      100,000

  25               100,227        166,582    166,582      193,236(4)        120,244    120,244      139,483(4)

  30               139,522        288,411    288,411      308,600(4)        206,366    206,366      220,812(4)

  35               189,673        492,082    492,082      516,686(4)        348,273    348,273      365,687(4)

  40               253,680        827,044    827,044      868,396(4)        573,794    573,794      602,484(4)

  45               335,370      1,371,553  1,371,553    1,440,130(4)        922,217    922,217      968,328(4)

  50               439,631      2,275,222  2,275,222    2,297,975(4)      1,489,037  1,489,037    1,503,927(4)

----------
(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.45% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                              ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                          OF RETURN (1): (CURRENT)   12% (10.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                (GUARANTEED)12% (10.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                     ASSUMED ANNUAL PREMIUM(2): $2,000



              PREMIUMS             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END       ACCUMULATED     ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
   1                 2,100          1,511      1,873      100,000             1,344      1,706      100,000
   2                 4,305          3,164      3,526      100,000             2,794      3,156      100,000
   3                 6,620          4,974      4,974      100,000             4,359      4,359      100,000
   4                 9,051          6,965      6,965      100,000             6,051      6,051      100,000
   5                11,604          9,161      9,161      100,000             7,880      7,880      100,000

   6                14,284         11,590     11,590      100,000             9,861      9,861      100,000
   7                17,098         14,274     14,274      100,000            12,004     12,004      100,000
   8                20,053         17,239     17,239      100,000            14,322     14,322      100,000
   9                23,156         20,519     20,519      100,000            16,830     16,830      100,000
  10                26,414         24,141     24,141      100,000            19,546     19,546      100,000

  15                45,315         49,985     49,985      100,000            37,936     37,936      100,000

  20                69,439         92,130     92,130      160,306(4)         67,724     67,724      117,840(4)

  25               100,227        159,289    159,289      246,899(4)        112,542    112,542      174,440(4)

  30               139,522        265,967    265,967      375,014(4)        177,995    177,995      250,974(4)

  35               189,673        432,371    432,371      562,083(4)        269,294    269,294      350,083(4)

  40               253,680        688,097    688,097      839,478(4)        393,474    393,474      480,039(4)

  45               335,370      1,076,350  1,076,350    1,248,567(4)        555,682    555,682      644,592(4)

  50               439,631      1,667,205  1,667,205    1,850,597(4)        772,484    772,484      857,457(4)

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.45% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                             ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                                OF RETURN (1): (CURRENT)     12% (10.45% NET)
MALE STANDARD NON-SMOKER                                             (GUARANTEED)  12% (10.20% NET)
ISSUE AGE 45                                          ASSUMED ANNUAL PREMIUM(2): $2,000
$100,000 INITIAL SPECIFIED AMOUNT


                                  ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
              PREMIUMS       ------------------------------------      ------------------------------------
   END       ACCUMULATED
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
    1                2,100          1,506      1,868      101,506             1,336      1,699      101,336
    2                4,305          3,147      3,510      103,147             2,770      3,132      102,770
    3                6,620          4,937      4,937      104,937             4,307      4,307      104,307
    4                9,051          6,899      6,899      106,899             5,957      5,957      105,957
    5               11,604          9,054      9,054      109,054             7,725      7,725      107,725

    6               14,284         11,427     11,427      111,427             9,621      9,621      109,621
    7               17,098         14,038     14,038      114,038            11,648     11,648      111,648
    8               20,053         16,910     16,910      116,910            13,811     13,811      113,811
    9               23,156         20,072     20,072      120,072            16,116     16,116      116,116
   10               26,414         23,544     23,544      123,544            18,566     18,566      118,566

   15               45,315         47,718     47,718      147,718            34,012     34,012      134,012

   20               69,439         85,798     85,798      185,798            55,080     55,080      155,080

   25              100,227        146,523    146,523      246,523            82,645     82,645      182,645

   30              139,522        243,905    243,905      343,905           117,448    117,448      217,448

   35              189,673        398,880    398,880      498,880           155,422    155,422      255,422

   40              253,680        645,638    645,638      745,638           189,436    189,436      289,436

   45              335,370      1,039,919  1,039,919    1,139,919           199,255    199,255      299,255

   50              439,631      1,673,893  1,673,893    1,773,893           151,900    151,900      251,900

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.45% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                             ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                          OF RETURN (1): (CURRENT) 12% (10.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                              (GUARANTEED)12% (10.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                     ASSUMED ANNUAL PREMIUM(2): $2,000


                                  ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
              PREMIUMS       ------------------------------------      ------------------------------------
   END       ACCUMULATED
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
    1                2,100          1,506      1,868      101,506             1,336      1,699      101,336
    2                4,305          3,147      3,510      103,147             2,770      3,132      102,770
    3                6,620          4,937      4,937      104,937             4,307      4,307      104,307
    4                9,051          6,899      6,899      106,899             5,957      5,957      105,957
    5               11,604          9,054      9,054      109,054             7,725      7,725      107,725

    6               14,284         11,427     11,427      111,427             9,621      9,621      109,621
    7               17,098         14,038     14,038      114,038            11,648     11,648      111,648
    8               20,053         16,910     16,910      116,910            13,811     13,811      113,811
    9               23,156         20,072     20,072      120,072            16,116     16,116      116,116
   10               26,414         23,544     23,544      123,544            18,566     18,566      118,566

   15               45,315         47,718     47,718      147,718            34,012     34,012      134,012

   20               69,439         85,798     85,798      185,798            55,080     55,080      155,080

   25              100,227        146,523    146,523      246,523            82,645     82,645      182,645

   30              139,522        243,905    243,905      343,906           117,448    117,448      217,448

   35              189,673        397,395    397,395      516,614(4)        155,422    155,422      255,422

   40              253,680        633,362    633,362      772,702(4)        189,436    189,436      289,436

   45              335,370        991,638    991,638    1,150,301(4)        199,255    199,255      299,255

   50              439,631      1,536,885  1,536,885    1,705,942(4)        151,900    151,900      251,900

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.45% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                            ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                               OF RETURN (1): (CURRENT)   12% (10.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                               (GUARANTEED)12% (10.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2): $2,000


                                  ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
              PREMIUMS       ------------------------------------      ------------------------------------
   END       ACCUMULATED
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
     1               2,100          1,505      1,867      102,000             1,334      1,697      102,000
     2               4,305          3,144      3,506      104,000             2,762      3,125      104,000
     3               6,620          4,929      4,929      106,000             4,290      4,290      106,000
     4               9,051          6,886      6,886      108,000             5,926      5,926      108,000
     5              11,604          9,035      9,035      110,000             7,677      7,677      110,000

     6              14,284         11,403     11,403      112,000             9,550      9,550      112,000
     7              17,098         14,010     14,010      114,000            11,550     11,550      114,000
     8              20,053         16,880     16,880      116,000            13,683     13,683      116,000
     9              23,156         20,044     20,044      118,000            15,954     15,954      118,000
    10              26,414         23,525     23,525      120,000            18,368     18,368      120,000

    15              45,315         48,016     48,016      130,000            33,723     33,723      130,000

    20              69,439         88,103     88,103      140,000            55,701     55,701      140,000

    25             100,227        156,461    156,461      181,494(4)         88,752     88,752      150,000

    30             139,522        271,611    271,611      290,624(4)        146,287    146,287      160,000

    35             189,673        464,115    464,115      487,320(4)        250,019    250,019      262,520(4)

    40             253,680        780,716    780,716      819,752(4)        415,106    415,106      435,861(4)

    45             335,370      1,295,388  1,295,388    1,360,157(4)        670,260    670,260      703,773(4)

    50             439,631      2,149,536  2,149,536    2,171,032(4)      1,085,309   1,085,309   1,096,162(4)

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.45% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                            ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                          OF RETURN (1): (CURRENT)   12% (10.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                (GUARANTEED)12% (10.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2): $2,000


                                  ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
              PREMIUMS       ------------------------------------      ------------------------------------
   END       ACCUMULATED
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
     1               2,100          1,505      1,867      102,000             1,334      1,697      102,000
     2               4,305          3,144      3,506      104,000             2,762      3,125      104,000
     3               6,620          4,929      4,929      106,000             4,290      4,290      106,000
     4               9,051          6,886      6,886      108,000             5,926      5,926      108,000
     5              11,604          9,035      9,035      110,000             7,677      7,677      110,000

     6              14,284         11,403     11,403      112,000             9,550      9,550      112,000
     7              17,098         14,010     14,010      114,000            11,550     11,550      114,000
     8              20,053         16,880     16,880      116,000            13,683     13,683      116,000
     9              23,156         20,044     20,044      118,000            15,954     15,954      118,000
    10              26,414         23,525     23,525      120,000            18,368     18,368      120,000

    15              45,315         48,016     48,016      130,000            33,723     33,723      130,000

    20              69,439         88,039     88,039      153,188(4)         55,701     55,701      140,000

    25             100,227        152,723    152,723      236,720(4)         88,752     88,752      150,000

    30             139,522        255,482    255,482      360,229(4)        141,982    141,982      200,194(4)

    35             189,673        415,781    415,781      540,515(4)        216,945    216,945      282,028(4)

    40             253,680        662,134    662,134      807,804(4)        319,008    319,008      389,190(4)

    45             335,370      1,036,169  1,036,169    1,201,956(4)        452,457    452,457      524,850(4)

    50             439,631      1,605,390  1,605,390    1,781,983(4)        630,877    630,877      700,274(4)

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.65% on the current basis and 10.45% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                              ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                                OF RETURN (1): (CURRENT)   6% (4.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                (GUARANTEED)6% (4.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                     ASSUMED ANNUAL PREMIUM(2): $2,000


                                  ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
              PREMIUMS       ------------------------------------      ------------------------------------
   END       ACCUMULATED
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
     1               2,100          1,416      1,778      100,000             1,253      1,616      100,000
     2               4,305          2,878      3,241      100,000             2,528      2,891      100,000
     3               6,620          4,389      4,389      100,000             3,824      3,824      100,000
     4               9,051          5,960      5,960      100,000             5,140      5,140      100,000
     5              11,604          7,594      7,594      100,000             6,475      6,475      100,000

     6              14,284          9,302      9,302      100,000             7,827      7,827      100,000
     7              17,098         11,084     11,084      100,000             9,190      9,190      100,000
     8              20,053         12,942     12,942      100,000            10,561     10,561      100,000
     9              23,156         14,882     14,882      100,000            11,932     11,932      100,000
    10              26,414         16,899     16,899      100,000            13,298     13,298      100,000

    15              45,315         29,053     29,053      100,000            20,535     20,535      100,000

    20              69,439         43,427     43,427      100,000            27,041     27,041      100,000

    25             100,227         61,217     61,217      100,000            31,269     31,269      100,000

    30             139,522         84,620     84,620      100,000            30,456     30,456      100,000

    35             189,673        116,321    116,321      122,137(4)         14,447     14,447      100,000

    40             253,680        155,823    155,823      163,614(4)              0          0            0

    45             335,370        203,836    203,836      214,028(4)              0          0            0

    50             439,631        264,584    264,584      267,230(4)              0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.45% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                              ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                          OF RETURN (1): (CURRENT)   6% (4.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                (GUARANTEED)6% (4.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2): $2,000


                                  ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
              PREMIUMS       ------------------------------------      ------------------------------------
   END       ACCUMULATED
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
     1               2,100          1,416      1,778      100,000             1,253      1,616      100,000
     2               4,305          2,878      3,241      100,000             2,528      2,891      100,000
     3               6,620          4,389      4,389      100,000             3,824      3,824      100,000
     4               9,051          5,960      5,960      100,000             5,140      5,140      100,000
     5              11,604          7,594      7,594      100,000             6,475      6,475      100,000

     6              14,284          9,302      9,302      100,000             7,827      7,827      100,000
     7              17,098         11,084     11,084      100,000             9,190      9,190      100,000
     8              20,053         12,942     12,942      100,000            10,561     10,561      100,000
     9              23,156         14,882     14,882      100,000            11,932     11,932      100,000
    10              26,414         16,899     16,899      100,000            13,298     13,298      100,000

    15              45,315         29,053     29,053      100,000            20,535     20,535      100,000

    20              69,439         43,427     43,427      100,000            27,041     27,041      100,000

    25             100,227         61,217     61,217      100,000            31,269     31,269      100,000

    30             139,522         83,674     83,674      117,981(4)         30,456     30,456      100,000

    35             189,673        109,896    109,896      142,865(4)         14,447     14,447      100,000

    40             253,680        139,796    139,796      170,552(4)              0          0            0

    45             335,370        173,326    173,326      201,058(4)              0          0            0

    50             439,631        211,362    211,362      234,612(4)              0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.45% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                             ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                                OF RETURN (1): (CURRENT)   6% (4.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                (GUARANTEED)6% (4.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2): $2,000


                                  ASSUMING CURRENT COSTS                    ASSUMING GUARANTEED COSTS
              PREMIUMS       ------------------------------------      ------------------------------------
   END       ACCUMULATED
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR         PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------  ---------   ----------      ------------   --------   ----------
    1                2,100          1,411      1,773      101,411             1,246      1,608      101,246
    2                4,305          2,863      3,225      102,863             2,506      2,869      102,506
    3                6,620          4,357      4,357      104,357             3,779      3,779      103,779
    4                9,051          5,904      5,904      105,904             5,061      5,061      105,061
    5               11,604          7,507      7,507      107,507             6,350      6,350      106,350

    6               14,284          9,176      9,176      109,176             7,641      7,641      107,641
    7               17,098         10,908     10,908      110,908             8,926      8,926      108,926
    8               20,053         12,706     12,706      112,706            10,197     10,197      110,197
    9               23,156         14,575     14,575      114,575            11,445     11,445      111,445
   10               26,414         16,506     16,506      116,506            12,657     12,657      112,657

   15               45,315         27,848     27,848      127,848            18,494     18,494      118,494

   20               69,439         40,006     40,006      140,006            21,837     21,837      121,837

   25              100,227         52,731     52,731      152,731            19,604     19,604      119,604

   30              139,522         64,780     64,780      164,780             6,938      6,938      106,938

   35              189,673         72,599     75,599      172,599                 0          0            0

   40              253,680         70,625     70,625      170,625                 0          0            0

   45              335,370         50,026     50,026      150,026                 0          0            0

   50                    0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.45% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                            ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                         OF RETURN (1):    (CURRENT)     6% ( 4.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                  (GUARANTEED)  6% (4.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):         $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
        1            2,100          1,411      1,773      101,411             1,246      1,608      101,246
        2            4,305          2,863      3,225      102,863             2,506      2,869      102,506
        3            6,620          4,357      4,357      104,357             3,779      3,779      103,779
        4            9,051          5,904      5,904      105,904             5,061      5,061      105,061
        5           11,604          7,507      7,507      107,507             6,350      6,350      106,350

        6           14,284          9,176      9,176      109,176             7,641      7,641      107,641
        7           17,098         10,908     10,908      110,908             8,926      8,926      108,926
        8           20,053         12,706     12,706      112,706            10,197     10,197      110,197
        9           23,156         14,575     14,575      114,575            11,445     11,445      111,445
       10           26,414         16,506     16,506      116,506            12,657     12,657      112,657

       15           45,315         27,848     27,848      127,848            18,494     18,494      118,494

       20           69,439         40,006     40,006      140,006            21,837     21,837      121,837

       25          100,227         52,731     52,731      152,731            19,604     19,604      119,604

       30          139,522         64,780     64,780      164,780             6,938      6,938      106,938

       35          189,673         72,599     72,599      172,599                 0          0            0

       40          253,680         70,625     70,625      170,625                 0          0            0

       45          335,370         50,026     50,026      150,026                 0          0            0

       50                0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.45% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                           ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                               OF RETURN (1):    (CURRENT)    6% ( 4.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                  (GUARANTEED) 6% (4.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):       $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
     1               2,100          1,409      1,772      102,000             1,244      1,606      102,000
     2               4,305          2,859      3,221      104,000             2,498      2,861      104,000
     3               6,620          4,348      4,348      106,000             3,760      3,760      106,000
     4               9,051          5,887      5,887      108,000             5,026      5,026      108,000
     5              11,604          7,481      7,481      110,000             6,292      6,292      110,000

     6              14,284          9,137      9,137      112,000             7,552      7,552      112,000
     7              17,098         10,856     10,856      114,000             8,797      8,797      114,000
     8              20,053         12,638     12,638      116,000            10,016     10,016      116,000
     9              23,156         14,489     14,489      118,000            11,199     11,199      118,000
    10              26,414         16,401     16,401      120,000            12,330     12,330      120,000

    15              45,315         27,623     27,623      130,000            17,390     17,390      130,000

    20              69,439         39,644     39,644      140,000            18,681     18,681      140,000

    25             100,227         52,347     52,347      150,000            10,669     10,669      150,000

    30             139,522         64,741     64,741      160,000                 0          0            0

    35             189,673         73,448     73,448      170,000                 0          0            0

    40             253,680         71,253     71,253      180,000                 0          0            0

    45             335,370         37,495     37,495      190,000                 0          0            0

    50                   0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.45% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                           ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                         OF RETURN (1):  (CURRENT)     6% (4.45% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                               (GUARANTEED)   6% (4.20% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):      $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
    1                2,100          1,409      1,772      102,000             1,244      1,606      102,000
    2                4,305          2,859      3,221      104,000             2,498      2,861      104,000
    3                6,620          4,348      4,348      106,000             3,760      3,760      106,000
    4                9,051          5,887      5,887      108,000             5,026      5,026      108,000
    5               11,604          7,481      7,481      110,000             6,292      6,292      110,000

    6               14,284          9,137      9,137      112,000             7,552      7,552      112,000
    7               17,098         10,856     10,856      114,000             8,797      8,797      114,000
    8               20,053         12,638     12,638      116,000            10,016     10,016      116,000
    9               23,156         14,489     14,489      118,000            11,199     11,199      118,000
   10               26,414         16,401     16,401      120,000            12,330     12,330      120,000

   15               45,315         27,623     27,623      130,000            17,390     17,390      130,000

   20               69,439         39,644     39,644      140,000            18,681     18,681      140,000

   25              100,227         52,347     52,347      150,000            10,669     10,669      150,000

   30              139,522         64,741     64,741      160,000                 0          0            0

   35              189,673         73,448     73,448      170,000                 0          0            0

   40              253,680         71,253     71,253      180,000                 0          0            0

   45              335,370         37,495     37,495      190,000                 0          0            0

   50                    0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.65% on the current basis and 4.45% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                             ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                               OF RETURN (1):   (CURRENT)     0% (-1.55%NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                 (GUARANTEED)  0% (-1.80% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):       $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
     1               2,100          1,320      1,683      100,000             1,163      1,525      100,000
     2               4,305          2,604      2,967      100,000             2,274      2,637      100,000
     3               6,620          3,852      3,852      100,000             3,333      3,333      100,000
     4               9,051          5,071      5,071      100,000             4,338      4,338      100,000
     5              11,604          6,264      6,264      100,000             5,287      5,287      100,000

     6              14,284          7,437      7,437      100,000             6,178      6,178      100,000
     7              17,098          8,588      8,588      100,000             7,005      7,005      100,000
     8              20,053          9,715      9,715      100,000             7,762      7,762      100,000
     9              23,156         10,821     10,821      100,000             8,443      8,443      100,000
    10              26,414         11,896     11,896      100,000             9,041      9,041      100,000

    15              45,315         17,432     17,432      100,000            11,168     11,168      100,000

    20              69,439         21,248     21,248      100,000            10,216     10,216      100,000

    25             100,227         23,125     23,125      100,000             3,973      3,973      100,000

    30             139,522         22,194     22,194      100,000                 0          0            0

    35             189,673         15,770     15,770      100,000                 0          0            0

    40                   0              0          0            0                 0          0            0

    45                   0              0          0            0                 0          0            0

    50                   0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.55% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                             ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                         OF RETURN (1):    (CURRENT)    0% (-1.55% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                  (GUARANTEED) 0% (-1.80% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):       $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
     1               2,100          1,320      1,683      100,000             1,163      1,525      100,000
     2               4,305          2,604      2,967      100,000             2,274      2,637      100,000
     3               6,620          3,852      3,852      100,000             3,333      3,333      100,000
     4               9,051          5,071      5,071      100,000             4,338      4,338      100,000
     5              11,604          6,264      6,264      100,000             5,287      5,287      100,000

     6              14,284          7,437      7,437      100,000             6,178      6,178      100,000
     7              17,098          8,588      8,588      100,000             7,005      7,005      100,000
     8              20,053          9,715      9,715      100,000             7,762      7,762      100,000
     9              23,156         10,821     10,821      100,000             8,443      8,443      100,000
    10              26,414         11,896     11,896      100,000             9,041      9,041      100,000

    15              45,315         17,432     17,432      100,000            11,168     11,168      100,000

    20              69,439         21,248     21,248      100,000            10,216     10,216      100,000

    25             100,227         23,125     23,125      100,000             3,973      3,973      100,000

    30             139,522         22,194     22,194      100,000                 0          0            0

    35             189,673         15,770     15,770      100,000                 0          0            0

    40                   0              0          0            0                 0          0            0

    45                   0              0          0            0                 0          0            0

    50                   0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.55% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                            ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                               OF RETURN (1):   (CURRENT)    0% (-1.55% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                 (GUARANTEED) 0% (-1.80% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):      $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
     1               2,100          1,316      1,678      101,316             1,156      1,518      101,156
     2               4,305          2,591      2,953      102,591             2,255      2,617      102,255
     3               6,620          3,824      3,824      103,824             3,294      3,294      103,294
     4               9,051          5,024      5,024      105,024             4,273      4,273      104,273
     5              11,604          6,194      6,194      106,194             5,187      5,187      105,187

     6              14,284          7,340      7,340      107,340             6,036      6,036      106,036
     7              17,098          8,458      8,458      108,458             6,810      6,810      106,810
     8              20,053          9,548      9,548      109,548             7,505      7,505      107,505
     9              23,156         10,612     10,612      110,612             8,113      8,113      108,113
    10              26,414         11,639     11,639      111,639             8,625      8,625      108,625

    15              45,315         16,779     16,779      116,779            10,101     10,101      110,101

    20              69,439         19,739     19,739      119,739             8,120      8,120      108,120

    25             100,227         20,152     20,152      120,152               805        805      100,805

    30             139,522         16,866     16,866      116,866                 0          0            0

    35             189,673          7,296      7,296      107,296                 0          0            0

    40                   0              0          0            0                 0          0            0

    45                   0              0          0            0                 0          0            0

    50                   0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.55% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                            ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                         OF RETURN (1):   (CURRENT)     0% (-1.55% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                 (GUARANTEED)  0% (-1.80% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):       $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
     1               2,100          1,316      1,678      101,316             1,156      1,518      101,156
     2               4,305          2,591      2,953      102,591             2,255      2,617      102,255
     3               6,620          3,824      3,824      103,824             3,294      3,294      103,294
     4               9,051          5,024      5,024      105,024             4,273      4,273      104,273
     5              11,604          6,194      6,194      106,194             5,187      5,187      105,187

     6              14,284          7,340      7,340      107,340             6,036      6,036      106,036
     7              17,098          8,458      8,458      108,458             6,810      6,810      106,810
     8              20,053          9,548      9,548      109,548             7,505      7,505      107,505
     9              23,156         10,612     10,612      110,612             8,113      8,113      108,113
    10              26,414         11,639     11,639      111,639             8,625      8,625      108,625

    15              45,315         16,779     16,779      116,779            10,101     10,101      110,101

    20              69,439         19,739     19,739      119,739             8,120      8,120      108,120

    25             100,227         20,152     20,152      120,152               805        805      100,805

    30             139,522         16,866     16,866      116,866                 0          0            0

    35             189,673          7,296      7,296      107,296                 0          0            0

    40                   0              0          0            0                 0          0            0

    45                   0              0          0            0                 0          0            0

    50                   0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.55% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                           ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
GUIDELINE PREMIUM TEST                               OF RETURN (1):   (CURRENT)     0% (-1.55% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                 (GUARANTEED)  0% (-1.80% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):       $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
     1               2,100          1,314      1,677      102,000             1,154      1,516      102,000
     2               4,305          2,586      2,948      104,000             2,246      2,608      104,000
     3               6,620          3,813      3,813      106,000             3,273      3,273      106,000
     4               9,051          5,004      5,004      108,000             4,234      4,234      108,000
     5              11,604          6,162      6,162      110,000             5,122      5,122      110,000

     6              14,284          7,292      7,292      112,000             5,935      5,935      112,000
     7              17,098          8,391      8,391      114,000             6,662      6,662      114,000
     8              20,053          9,458      9,458      116,000             7,296      7,296      116,000
     9              23,156         10,495     10,495      118,000             7,826      7,826      118,000
    10              26,414         11,490     11,490      120,000             8,239      8,239      120,000

    15              45,315         16,352     16,352      130,000             8,746      8,746      130,000

    20              69,439         18,571     18,571      140,000             4,204      4,204      140,000

    25             100,227         17,247     17,247      150,000                 0          0            0

    30             139,522          9,741      9,741      160,000                 0          0            0

    35                   0              0          0            0                 0          0            0

    40                   0              0          0            0                 0          0            0

    45                   0              0          0            0                 0          0            0

    50                   0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.55% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: III                           ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
CASH VALUE ACCUMULATION TEST                         OF RETURN (1):   (CURRENT)      0% (-1.55% NET)
MALE STANDARD NON-SMOKER ISSUE AGE 45                                 (GUARANTEED)   0% (-1.80% NET)
$100,000 INITIAL SPECIFIED AMOUNT                    ASSUMED ANNUAL PREMIUM(2):        $2,000


                PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
   END        ACCUMULATED    ------------------------------------      ------------------------------------
   OF       AT 5% INTEREST   ACCUMULATION     CASH       DEATH         ACCUMULATION     CASH       DEATH
  YEAR          PER YEAR       VALUE(3)     VALUE(3)   BENEFIT(3)        VALUE(3)     VALUE(3)   BENEFIT(3)
---------   --------------   ------------   --------   ----------      ------------   --------   ----------
     1               2,100          1,314      1,677      102,000             1,154      1,516      102,000
     2               4,305          2,586      2,948      104,000             2,246      2,608      104,000
     3               6,620          3,813      3,813      106,000             3,273      3,273      106,000
     4               9,051          5,004      5,004      108,000             4,234      4,234      108,000
     5              11,604          6,162      6,162      110,000             5,122      5,122      110,000

     6              14,284          7,292      7,292      112,000             5,935      5,935      112,000
     7              17,098          8,391      8,391      114,000             6,662      6,662      114,000
     8              20,053          9,458      9,458      116,000             7,296      7,296      116,000
     9              23,156         10,495     10,495      118,000             7,826      7,826      118,000
    10              26,414         11,490     11,490      120,000             8,239      8,239      120,000

    15              45,315         16,352     16,352      130,000             8,746      8,746      130,000

    20              69,439         18,571     18,571      140,000             4,204      4,204      140,000

    25             100,227         17,247     17,247      150,000                 0          0            0

    30             139,522          9,741      9,741      160,000                 0          0            0

    35                   0              0          0            0                 0          0            0

    40                   0              0          0            0                 0          0            0

    45                   0              0          0            0                 0          0            0

    50                   0              0          0            0                 0          0            0

(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.35% on the current basis and -1.55% on the guaranteed basis.
(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ENSEMBLE EXEC VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                  in connection with its JPF Separate Account A

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Ensemble EXEC Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2003 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.



                               DATED: MAY 1, 2003

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot Financial Insurance Company                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot Financial Insurance Company     10

Financial Statements - JPF Separate Account A

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2001 and December 31, 2002, JPVC received $54,878,546 and $41,564,380, respectively, in brokerage commissions and did not retain any of these commissions.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.


We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 35% of first year target premium and 10% of first excess premium; 20% of target premium for the second through the fifth Policy Years and 6% of excess premium; and 3% of sixth through tenth year premium for target and excess. Compensation arrangements vary among broker-dealers. The target premium varies by sex, Issue Age, rating class of the Insured, and Specified Amount. Override payments, expense allowances, and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the yield shown included those charges, the yield shown would be significantly lower.


The seven-day yield of the Money Market Division as of December 31, 2002 was 0.96%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).


                                                                       AVERAGE ANNUAL TOTAL RETURN

                                            CUM.      CUM.
                                INCEPTION  RETURN    RETURN                                  10     SINCE
          DIVISION              DATE (1)     QTD       YTD      1 YEAR    3 YEAR   5 YEAR   YEAR  INCEPTION


JPVF Mid-Cap Growth            05/01/01     7.00     -32.03    -32.03     N/A       N/A      N/A     -27.77
JPVF Growth                    01/01/98     0.79     -25.97    -25.97    -22.97     N/A      N/A      1.32
JPVF Emerging Growth           05/01/95     4.23     -34.24    -34.24    -30.15    -4.62     N/A      5.16
ProFund VP Technology (7)      01/22/01    21.23     -41.03    -41.03     N/A       N/A      NA      -41.69
Ayco Growth (7)                12/01/00     6.28     -29.27    -29.27     N/A       N/A      N/A     -17.85
JPVF Capital Growth            05/01/92     6.92     -31.53    -31.53    -24.04    -2.81    8.30     10.18
JPVF Small Company             04/18/86     4.56     -29.38    -29.38    -18.96   -11.94    1.81      5.57
Scudder VIT Small Cap
Index (2)(7)                   08/22/97     5.91     -21.18    -21.18    -8.58     -2.37     N/A     -1.33
Vanguard(R) VIF Small Company
Growth                         06/03/96     5.29     -24.48    -24.48    -3.01     9.44      N/A      8.57
American Century VP
International                  05/01/94     3.63     -20.85    -20.85    -22.75    -2.37     N/A      2.65
T. Rowe Price Mid-Cap
Growth (3)                     12/31/96     8.21     -21.83    -21.83    -6.23     4.17      N/A      6.37
Fidelity VIP Growth            10/09/86     6.63     -30.52    -30.52    -20.44    -0.95    7.78      9.74
MFS(R) Research                07/26/95     5.73     -24.99    -24.99    -17.74    -3.39     N/A      4.11
JPVF Mid-Cap Value             05/01/01     7.65     -14.18    -14.18     N/A       N/A      N/A     -9.39
ProFund VP Healthcare (7)      01/22/01     3.57     -23.15    -23.15     N/A       N/A      N/A     -15.33
American Century VP Value (4)  05/01/96     8.17     -17.74    -17.74     1.43     -2.06     N/A      3.43
JPVF International Equity      01/01/98     3.77     -23.25    -23.25    -23.60     N/A      N/A     -6.62
Vanguard(R) VIF Mid-Cap Index  02/09/99     5.63     -15.16    -15.16    -0.56      N/A      N/A      5.30
ProFund VP Financial (7)       01/22/01     5.84     -15.39    -15.39     N/A       N/A      N/A     -11.69
JPVF Small-Cap Value           05/01/01     4.86     -13.16    -13.16     N/A       N/A      N/A     -2.22
JPVF S&P 500 Index (5)(7)      05/01/00     8.15     -22.80    -22.80     N/A       N/A      N/A     -16.72
JPVF Value                     05/01/92     5.99     -21.83    -21.83    -5.01     0.17     8.58      8.78
Fidelity VIP Equity-Income     10/09/86     9.23     -17.44    -17.44    -5.62     -0.29    9.07      9.34
Templeton Foreign
Securities (6)                 05/01/92     4.74     -19.05    -19.05    -13.10    -2.72    7.11      5.99
MFS(R) Utilities               01/03/95     9.40     -23.22    -23.22    -14.92    -1.25     N/A      8.56
JPVF World Growth Stock        08/01/85     5.44     -17.17    -17.17    -8.03     -0.91    6.75      8.07
Fidelity VIP Contrafund(R)     01/03/95     1.19      -9.89     -9.89     -9.97     3.08      N/A     11.59
Vanguard(R) VIF REIT Index     02/09/99    -0.07       2.91      2.91     12.91      N/A      N/A      9.02
JPVF Balanced                  05/01/92     1.98      -6.92     -6.92     -4.62     4.29     7.34      7.64
JPVF High Yield Bond           01/01/98     4.48       1.51      1.51     -1.51      N/A      N/A     -0.04
PIMCO Total Return (7)         12/31/97     2.37       8.43      8.43      8.54     6.41      N/A      6.41
JPVF Money Market              08/01/85     0.11       0.62      0.62      2.99     3.43     3.42      4.10

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(3) The inception date of Class II shares, in which this Division invests, was 05/01/02. The performance shown for the period from 12/31/96 through 04/30/02 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to Class II shares.

(4) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(5) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(6) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(7) The total returns of these Portfolios reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Without these arrangements, total returns would have been lower.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account A of Jefferson Pilot Financial Insurance Company as of December 31, 2002, and for each of the three years in the period ended December 31, 2002, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Jefferson Pilot Financial Insurance Company and Subsidiaries

AS OF DECEMBER 31, 2002 AND 2001 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2002

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                    Audited Consolidated Financial Statements



                  AS OF DECEMBER 31, 2002 AND 2001 AND FOR THE
                       THREE YEARS ENDED DECEMBER 31, 2002




                                    CONTENTS

Report of Independent Auditors                                            1
Consolidated Balance Sheets                                               2
Consolidated Statements of Income                                         4
Consolidated Statements of Stockholder's Equity                           5
Consolidated Statements of Cash Flows                                     6
Notes to Consolidated Financial Statements                                8

                         Report of Independent Auditors

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and in 2001 the Company changed its method of accounting for derivative financial instruments.

                                                     /s/ Ernst & Young LLP

Greensboro, North Carolina
February 3, 2003

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)

                                                                                  DECEMBER 31
                                                                               2002         2001
                                                                               ----         ----
ASSETS
Investments:
   Debt securities available-for-sale, at fair value (amortized cost
     2002-$7,979,468 and 2001-$7,690,285)                                   $ 8,431,153   $ 7,795,093
   Debt securities held-to-maturity, at amortized cost (fair value
     2002-$1,253,109 and 2001-$1,458,334)                                     1,177,341     1,433,827
   Equity securities available-for-sale, at fair value (cost 2002-$7,085
     and 2001-$12,563)                                                            8,757        14,519
   Mortgage loans on real estate                                              1,266,723     1,200,040
   Policy loans                                                                 659,709       661,241
   Real estate                                                                   37,163        38,882
   Other investments                                                             25,771        19,835
                                                                            -----------     ---------
Total investments                                                            11,606,617    11,163,437


Cash and cash equivalents                                                       159,616       154,699
Accrued investment income                                                       151,341       154,276
Due from reinsurers                                                           1,259,516     1,321,669
Deferred policy acquisition costs                                               529,791       560,285
Value of business acquired                                                      502,498       659,634
Goodwill, net of accumulated amortization (2002 and 2001-$38,648)               269,952       269,952
Property and equipment, net of accumulated depreciation
 (2002-$23,687 and 2001-$29,580)                                                 28,432        28,096
Assets held in separate accounts                                              1,306,146     1,546,760
Other assets                                                                     52,317        92,398
                                                                            -----------     ---------
                                                                            $15,866,226   $15,951,206
                                                                            ===========   ===========



SEE ACCOMPANYING NOTES.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)


                                                                                 DECEMBER 31
                                                                             2002          2001
                                                                             ----          ----
LIABILITIES
Policy liabilities:
   Future policy benefits                                                 $ 1,281,548   $ 1,217,947
   Policyholder contract deposits                                           9,942,174    10,039,459
   Policy and contract claims                                                 116,715       141,193
   Premiums paid in advance                                                     6,404         3,962
   Other policyholder funds                                                   294,119       281,269
                                                                          -----------   -----------
Total policy liabilities                                                   11,640,960    11,683,830

Deferred federal income taxes                                                 103,675        38,445
Payable to affiliates                                                          96,782        51,220
Liabilities related to separate accounts                                    1,306,146     1,546,760
Securities sold under repurchase agreements                                   245,143       191,330
Accrued expenses and other liabilities                                        221,870       199,802
                                                                          -----------   -----------
                                                                           13,614,576    13,711,387

Commitments and contingencies

STOCKHOLDER'S EQUITY
Common stock, par value $5 per share, 600,000 shares authorized,
  issued and outstanding                                                        3,000         3,000
Paid in capital                                                             1,714,440     1,714,440
Retained earnings                                                             373,095       477,179
Accumulated other comprehensive income                                        161,115        45,200
                                                                          -----------   -----------
                                                                            2,251,650     2,239,819
                                                                          -----------   -----------
                                                                          $15,866,226   $15,951,206
                                                                          ===========   ===========



SEE ACCOMPANYING NOTES.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                        Consolidated Statements of Income

                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                             YEAR ENDED DECEMBER 31
                                                        2002            2001         2000
                                                        ----            ----         ----
REVENUES
Premiums and other considerations                   $ 1,162,963    $ 1,059,086    $   946,074
Net investment income                                   792,244        809,275        831,743
Realized investment losses                             (108,451)       (54,729)       (12,866)
                                                    -----------    -----------    -----------
Total revenues                                        1,846,756      1,813,632      1,764,951

BENEFITS AND EXPENSES
Policy benefits and claims                            1,224,870      1,132,428      1,046,736
Commissions, net of deferrals                            19,602         32,482         17,398
General and administrative expenses, net of
    deferrals                                            89,344         89,021         91,149
Taxes, licenses and fees                                 43,952         41,576         44,775
Amortization of policy acquisition costs and
    value of business acquired                          221,834        174,678        190,608
                                                    -----------    -----------    -----------
Total benefits and expenses                           1,599,602      1,470,185      1,390,666
                                                    -----------    -----------    -----------

Income before federal income taxes and cumulative
   effect of change in accounting principle             247,154        343,447        374,285

Federal income tax expense:
    Current                                              79,404        108,703        104,643
    Deferred                                              2,814         12,468         31,317
                                                    -----------    -----------    -----------
Federal income tax                                       82,218        121,171        135,960
                                                    -----------    -----------    -----------
Net income before cumulative effect of change in        164,936        222,276        238,325
    accounting principle
Cumulative effect of change in accounting for
    derivative instruments, net of income taxes            --            1,614           --
                                                    -----------    -----------    -----------
Net income                                          $   164,936    $   223,890    $   238,325
                                                    ===========    ===========    ===========



SEE ACCOMPANYING NOTES.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                 Consolidated Statements of Stockholder's Equity

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                    ACCUMULATED
                                                                                       OTHER          TOTAL
                                          COMMON      PAID IN         RETAINED     COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK      CAPITAL         EARNINGS        INCOME          EQUITY
                                           -----      -------         --------        ------          ------
BALANCE, DECEMBER 31, 1999             $     3,000   $ 1,714,338    $   434,964    $  (101,213)   $ 2,051,089
  Net income                                  --            --          238,325           --          238,325
  Unrealized gain on available for
    sale securities, net of income
    taxes                                     --            --             --           98,306         98,306
                                                                                                  -----------
  Comprehensive income                                                                                336,631
  Less dividends paid                         --            --         (260,000)          --         (260,000)
  Acquisition of GLIC                         --            (112)          --             --             (112)
                                       -----------   -----------    -----------    -----------    -----------
BALANCE, DECEMBER 31, 2000                   3,000     1,714,226        413,289         (2,907)     2,127,608
  Net income                                  --            --          223,890           --          223,890
  Change in fair value of derivative
    financial instruments, net of
    income taxes                              --            --             --            3,744          3,744
  Unrealized gain on available for
    sale securities, net of income
    taxes                                     --            --             --           44,363         44,363
                                                                                                  -----------
  Comprehensive income                                                                                271,997
  Capital contribution from parent            --             214           --             --              214
  Less dividends paid                         --            --         (160,000)          --         (160,000)
                                       -----------   -----------    -----------    -----------    -----------
BALANCE, DECEMBER 31, 2001                   3,000     1,714,440        477,179         45,200      2,239,819

  Net income                                  --            --          164,936           --          164,936
  Change in fair value of derivative
    financial instruments, net of
    income taxes                              --            --             --            2,275          2,275
  Unrealized gain on available for
    sale securities, net of income
    taxes                                     --            --             --          113,640        113,640
                                                                                                  -----------
  Comprehensive income                                                                                280,851
  Less dividends paid                         --            --         (269,020)          --         (269,020)
                                       -----------   -----------    -----------    -----------    -----------
BALANCE, DECEMBER 31, 2002             $     3,000   $ 1,714,440    $   373,095    $   161,115    $ 2,251,650
                                       ===========   ===========    ===========    ===========    ===========



SEE ACCOMPANYING NOTES.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows

                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                    YEAR ENDED DECEMBER 31
                                                                2002         2001           2000
                                                                ----         ----           ----
OPERATING ACTIVITIES
Net income                                                 $   164,936    $   223,890    $   238,325
Adjustments to reconcile net income to net cash provided
  by operating activities:
    Change in policy liabilities other than deposits            72,785         95,039         30,576
    Credits to policyholder accounts, net                      (24,626)       (10,261)        19,747
    Deferral of policy acquisition costs, net                  (63,029)      (112,068)      (139,312)
    Change in receivables and asset accruals                    39,707         80,482         11,152
    Change in payables and expense accruals                     30,480        (74,339)        57,539
    Realized investment losses                                 108,451         54,729         12,866
    Depreciation and amortization                              (15,438)         7,927         14,052
    Amortization of value of business acquired, net             76,466         56,386         89,913
    Other                                                       51,052        (37,053)        43,292
                                                           -----------    -----------    -----------
Net cash provided by operating activities                      440,784        284,732        378,150

INVESTING ACTIVITIES
  Securities available-for-sale:
    Sales                                                      394,874        202,408        686,711
    Maturities, calls and redemptions                        1,145,567        691,446        534,078
    Purchases                                               (1,900,898)      (709,233)      (981,389)
  Securities held-to-maturity:
    Sales                                                       18,926         17,264         10,992
    Maturities, calls and redemptions                          301,872        216,418        333,655
    Purchases                                                  (77,595)      (144,395)      (104,001)
  Repayments of mortgage loans                                  61,911         61,955         46,642
  Mortgage loans originated                                   (128,610)       (90,116)       (97,590)
  Decrease (increase) in policy loans, net                       1,943        (17,102)       (28,495)
  Other investing activities, net                               (1,138)        (7,253)        (1,140)
                                                           -----------    -----------    -----------
Net cash (used in) provided by investing activities        $  (183,148)   $   221,392    $   399,463
                                                           ===========    ===========    ===========

SEE ACCOMPANYING NOTES.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                  YEAR ENDED DECEMBER 31
                                                            2002          2001            2000
                                                            ----          ----            ----
FINANCING ACTIVITIES
Policyholder contract deposits                         $   885,660    $   841,413    $   838,382
Withdrawals of policyholder contract deposits             (923,172)    (1,055,634)    (1,377,548)
Net proceeds (payments) from securities sold under
  repurchase agreements                                     53,813         18,552       (129,580)
Cash dividends paid                                       (269,020)      (160,000)      (260,000)
Other financing activities, net                               --             --           (1,295)
                                                       -----------    -----------    -----------
Net cash used in financing activities                     (252,719)      (355,669)      (930,041)
Net increase (decrease) in cash and cash equivalents         4,917        150,455       (152,428)
Cash and cash equivalents, beginning of period             154,699          4,244        156,672
                                                       -----------    -----------    -----------
Cash and cash equivalents, end of period               $   159,616    $   154,699    $     4,244
                                                       ===========    ===========    ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                      $    56,309    $   118,892    $   126,135
                                                       ===========    ===========    ===========
Interest paid                                          $     4,703    $     8,718    $    10,412
                                                       ===========    ===========    ===========



SEE ACCOMPANYING NOTES.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 2002

1. DESCRIPTION OF ENTERPRISE

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent was accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. In addition, the Company's principal subsidiary is Jefferson Pilot LifeAmerica Insurance Company
(JPLA). Significant intercompany transactions have been eliminated in consolidation.

NATURE OF BUSINESS

The Company is wholly-owned by JPCorp. The Company and its subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS

The Company includes with cash and cash equivalents its holdings of highly liquid investments, which mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES

Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other than temporary are recognized in realized gains and losses. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value minus estimated costs to sell. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $26 million and $25 million at December 31, 2002 and 2001. Other investments are stated at equity or the lower of cost or market, as appropriate.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives, generally 30 to 50 years for buildings and approximately 10 years for other property and equipment.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

Deferred policy acquisition costs for traditional insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized utilizing mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.25% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques have the effect of smoothing out spikes or valleys in the amortization related to variable products.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge is made against investment income earned. This charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over a period of years.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL

Effective January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets", which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Through December 31, 2001, goodwill was amortized on a straight-line basis over periods of 25 to 40 years. Accumulated amortization was $38.6 million at December 31, 2002 and 2001. Under SFAS 142, carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the accompanying Consolidated Statements of Income. Fees charged on policyholders' deposits are included in other considerations.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which services are provided.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims incurred through the balance sheet date and the associated claims adjustment expenses.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES

The Company and its subsidiaries file a consolidated life federal income tax return. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

RECLASSIFICATIONS

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentations adopted in the current year. These reclassifications have no effect on net income or stockholders' equity of the prior years.

NEW ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142) SFAS 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. In accordance with the statements, the Company no longer amortizes goodwill, but rather tests goodwill for impairment at least on an annual basis. During 2001 and 2000, the Company recognized $9 million and $10 million, respectively, of amortization expense related to goodwill. The Company did not recognize any impairment losses upon adoption of SFAS 142. Further, the Company completed its annual test of impairment in the second quarter of 2002 and concluded that there had been no impairments. No subsequent events have occurred that would have led to impairment of goodwill.

In July 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146), which is effective for exit or disposal activities that are initiated after December 31, 2002. The Company currently is not engaging in any exit or disposal activities.

In November 2002, the Financial Accounting Standards Board issued
Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (Interpretation No. 45). The disclosure requirements of Interpretation No. 45 are effective for financial statements of interim or annual periods ending after December 15, 2002. Adoption of Interpretation No. 45 had no impact on the Company's financial statement disclosure for 2002. The initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 and are not expected to have a significant impact on the Company's financial position or results of operations.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities are as follows (IN THOUSANDS):


                                                                          DECEMBER 31, 2002
                                                                          -----------------
                                                                        GROSS            GROSS
                                                     AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                       COST             GAINS           (LOSSES)           VALUE
                                                       ----             -----           --------           -----
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct
   obligations of U.S. government agencies          $  187,476       $   11,134       $     --          $  198,610
Federal agency issued mortgaged-backed
   securities (including collateralized
   mortgage obligations)                             1,486,851          106,109              (50)        1,592,910
Obligations of states and political
   subdivisions                                         38,365            2,519             (129)           40,755
Corporate obligations                                5,243,749          386,807         (118,931)        5,511,625
Corporate private-labeled mortgage-backed
   securities (including collateralized
   mortgage obligations)                             1,015,716           68,103           (3,970)        1,079,849
Redeemable preferred stocks                              7,311              915             (822)            7,404
                                                    ----------       ----------       ----------        ----------
Subtotal, debt securities                            7,979,468          575,587         (123,902)        8,431,153
Equity securities                                        7,085            1,712              (40)            8,757
                                                    ----------       ----------       ----------        ----------
Securities available for sale                       $7,986,553       $  577,299       $ (123,942)       $8,439,910
                                                    ==========       ==========       ==========        ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political
   subdivisions                                     $    7,582       $    1,249       $      (22)       $    8,809
Corporate obligations                                1,138,648           87,336          (14,298)        1,211,686
Affiliate bonds                                         31,111            1,839             (336)           32,614
                                                    ----------       ----------       ----------        ----------
Debt securities held-to-maturity                    $1,177,341       $   90,424       $  (14,656)       $1,253,109
                                                    ==========       ==========       ==========        ==========

                                                                          DECEMBER 31, 2001
                                                                          -----------------
                                                                        GROSS            GROSS
                                                     AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                       COST             GAINS           (LOSSES)           VALUE
                                                       ----             -----           --------           -----
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct
   obligations of U.S. government
   agencies                                         $  108,713       $    7,300       $     --          $  116,013
Federal agency issued mortgaged-backed
   securities (including collateralized
   mortgage obligations)                             1,481,518           61,316           (1,255)        1,541,579
Obligations of states and political
   subdivisions                                         14,472              303             (577)           14,198
Corporate obligations                                4,830,322          160,265         (160,471)        4,830,116
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)              1,242,848           53,947          (16,388)        1,280,407
Redeemable preferred stocks                             12,412              609             (241)           12,780
                                                    ----------       ----------       ----------        ----------
Subtotal, debt securities                            7,690,285          283,740         (178,932)        7,795,093
Equity securities                                       12,563            3,078           (1,122)           14,519
                                                    ----------       ----------       ----------        ----------
Securities available for sale                       $7,702,848       $  286,818       $ (180,054)       $7,809,612
                                                    ==========       ==========       ==========        ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED
   COST
Obligations of states and political
   subdivisions                                   $   10,491       $       45        $      (54)          $   10,482
Corporate obligations                              1,386,975           46,175           (23,736)           1,409,414
Affiliate bonds                                       36,361            2,077              --                 38,438
                                                  ----------       ----------        ----------           ----------
Debt securities held-to-maturity                  $1,433,827       $   48,297        $  (23,790)          $1,458,334
                                                  ==========       ==========        ==========           ==========

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2002, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                 AVAILABLE-FOR-SALE              HELD-TO-MATURITY
                                                 ------------------              ----------------
                                               AMORTIZED       FAIR           AMORTIZED        FAIR
                                                 COST          VALUE            COST           VALUE
                                                 ----          -----            ----           -----
Due in one year or less                       $  343,770     $  350,906     $  208,707     $  211,481
Due after one year through five years          1,368,854      1,460,640        242,653        258,077
Due after five years through ten years         1,932,292      2,058,205        228,186        254,578
Due after ten years                              922,785        978,694        104,740        117,701
Amounts not due at a single maturity date      3,404,456      3,575,304        393,055        411,272
                                              ----------     ----------     ----------     ----------
                                               7,972,157      8,423,749      1,177,341      1,253,109
Redeemable preferred stocks                        7,311          7,404           --             --
                                              ----------     ----------     ----------     ----------
                                              $7,979,468     $8,431,153     $1,177,341     $1,253,109
                                              ==========     ==========     ==========     ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT

Investments in debt and equity securities include 1,365 issuers, with no corporate issuer representing more than one percent of investments. Debt securities considered less than investment grade approximated 7% of the total debt securities portfolio as of December 31, 2002 and 2001.

The Company's mortgage loan portfolio is comprised of conventional real estate mortgages collateralized primarily by retail (31%), apartment (18%), industrial (25%), office (11%), and hotel (10%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 31% of stated mortgage loan balances as of December 31, 2002 are due from borrowers in South Atlantic states, approximately 21% are due from borrowers in West

South Central states, approximately 12% are due from borrowers in the East North Central states, and approximately 11% are due from borrowers in the Pacific states. No other geographic region represents as much as 10% of December 31, 2002 mortgage loans.

At December 31, 2002 and 2001, the recorded investment in mortgage loans that are considered to be impaired was $15.8 million and $18.2 million. Delinquent loans outstanding were $0 as of December 31, 2002 and 2001. The related allowance for credit losses on all mortgage loans was $10.8 million at December 31, 2002 and $10 million at December 31, 2001. The average recorded investment in impaired loans was $17.0 million, $15.8 million and $6.7 million during the years ended December 31, 2002, 2001 and 2000, on which interest income of $1.4 million, $1.6 million and $1.1 million was recognized on a cash basis.

The Company uses reverse repurchase agreements to meet various cash requirements. At December 31, 2002 and 2001, the amounts held in debt securities available for sale pledged as collateral for these borrowings were $261 million and $202 million, respectively.

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $225 million and $234 million at December 31, 2002, and $112 million and $116 million at December 31, 2001.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                                       NET UNREALIZED GAINS (LOSSES)
                                                                       -----------------------------
                                                                 DEBT              EQUITY
                                                              SECURITIES         SECURITIES         TOTAL
                                                              ----------         ----------         -----
Net unrealized losses on securities available for sale
   as of December 31, 1999                                    $(101,085)        $    (128)        $(101,213)
Change during year ended December 31, 2000:
  Increase in stated amount of securities                       262,104             4,201           266,305
  Decrease in value of business acquired and deferred
    policy acquisition costs                                   (115,040)             --            (115,040)
  Increase in deferred income tax liabilities                   (51,504)           (1,455)          (52,959)
                                                              ---------         ---------         ---------
Increase in net unrealized gains included in other
   comprehensive income                                          95,560             2,746            98,306
                                                              ---------         ---------         ---------
Net unrealized (losses) gains on securities
   available for sale as of December 31, 2000                    (5,525)            2,618            (2,907)
Change during year ended December 31, 2001:
   Increase (decrease) in stated amount of securities           117,084            (2,049)          115,035
   Decrease in value of business acquired and
     deferred policy acquisition costs                          (46,813)             --             (46,813)
   Increase in derivative financial statements                     --               5,760             5,760
   Increase in deferred income tax liabilities                  (24,561)           (1,314)          (25,875)
                                                              ---------         ---------         ---------
Increase in net unrealized gains included in other
   comprehensive income                                          45,710             2,397            48,107
                                                              ---------         ---------         ---------
Net unrealized gains on securities available for
   sale as of December 31, 2001                                  40,185             5,015            45,200
Change during year ended December 31, 2002:
   Increase (decrease) in stated amount of securities           346,877              (286)          346,591
   Decrease in value of business acquired and
     deferred policy acquisition costs                         (171,760)             --            (171,760)
   Increase in derivative financial instruments                    --               3,500             3,500
   Increase in deferred income tax liabilities                  (61,290)           (1,126)          (62,416)
                                                              ---------         ---------         ---------
Increase in net unrealized gains included in other
   comprehensive income                                         113,827             2,088           115,915
                                                              ---------         ---------         ---------
Net unrealized gains on securities available for
   sale as of December 31, 2002                               $ 154,012         $   7,103         $ 161,115
                                                              =========         =========         =========

NET INVESTMENT INCOME

The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                         YEAR ENDED DECEMBER 31
                                                                         ----------------------
                                                              2002                2001                2000
                                                              ----                ----                ----
   Interest on debt securities                              $677,539            $701,049            $731,283
   Investment income on equity securities                        929               1,769               1,744
   Interest on mortgage loans                                 95,000              94,231              90,413
   Interest on policy loans                                   36,508              33,446              32,855
   Other investment income                                     6,115               5,770              10,046
                                                            --------            --------            --------
   Gross investment income                                   816,091             836,265             866,341
   Investment expenses                                       (23,847)            (26,990)            (34,598)
                                                            --------            --------            --------

   Net investment income                                    $792,244            $809,275            $831,743
                                                            ========            ========            ========

Investment expenses include interest, salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other than temporary impairments, follow (IN THOUSANDS):

                                                                         YEAR ENDED DECEMBER 31
                                                                         ----------------------
                                                              2002                2001            2000
                                                              ----                ----            ----
Common stocks                                              $     469         $  1,476          $ (2,099)
Preferred Stocks                                                 (70)            --                --
Real estate                                                       86              609              --
Debt securities                                             (106,858)         (57,272)           (9,598)
Other                                                            355           (1,380)           (1,305)
Adjusted related to realized (gains)
  losses on debt securities                                   (2,433)           1,838               136
                                                           ---------         ---------         ---------
Realized investment losses                                 $(108,451)        $(54,729)         $(12,866)
                                                           =========         =========         =========

Information about gross realized gains and losses, including other than temporary impairments, on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                         YEAR ENDED DECEMBER 31
                                                                         ----------------------
                                                              2002                2001            2000
                                                              ----                ----            ----
Gross realized:
  Gains                                                     $  24,850       $   7,732          $ 11,914
  Losses                                                     (125,038)        (57,702)          (15,704)
                                                            ---------       ---------          --------
Net realized losses on available-for-sale securities        $(100,188)       $(49,970)          $ (3,790)
                                                            =========        ========           ========

OTHER INFORMATION

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. Total proceeds were $20.3 million, $21.9 million and $11.0 million in 2002, 2001, and 2000.

4. DERIVATIVE FINANCIAL INSTRUMENTS

SFAS 133, which was effective January 1, 2001, requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $13.6 million and $10.2 million at December 31, 2002 and 2001, respectively, are included in other investments in the accompanying consolidated balance sheet. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the years ended December 31, 2002 and 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2002 and 2001, the maximum term of interest rate swaps that hedge floating rate investments was seven years and eight years, respectively.

The Company recognized other comprehensive income related to cash flow hedges of $3.5 million and $5.8 million in 2002 and 2001, respectively.

During 2002 and 2001, the Company did not reclassify any gains or losses into earnings as a result of the discontinuance of its cash flow hedges. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES

GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. These call options act as an economic hedge, as changes in their fair values are recognized in net investment income. For the years ended December 31, 2002 and 2001, activity reflected in net investment income related to these options was not significant. As of December 31, 2002 and 2001, the fair value of these options totaled $3.1 million and $3.6 million.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked to market through realized gains. For the years ended December 31, 2002 and 2001, the Company recognized realized investment gains of $487 thousand and $170 thousand related to these swaps.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked to market through realized investment gains, but had an insignificant effect for the year ended December 31, 2002 and 2001.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by a counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Information about deferred policy acquisition costs follows (IN THOUSANDS):

                                                                        YEAR ENDED DECEMBER 31
                                                                        ----------------------
                                                                2002              2001             2000
                                                                ----              ----             ----
Beginning balance                                            $ 560,285         $ 469,637         $ 329,513
Deferral:
   Commissions                                                 151,655           155,973           164,144
   Other                                                        49,609            53,041            48,257
                                                             ---------         ---------         ---------
                                                               201,264           209,014           212,401
Amortization                                                  (138,235)          (96,946)          (73,089)
Adjustment related to realized (gains) losses on debt
   securities                                                     (643)              393               224
Adjustment related to unrealized (gains) losses  on
   securities available-for-sale                               (92,880)          (21,813)              588
                                                             ---------         ---------         ---------
Ending balance                                               $ 529,791         $ 560,285         $ 469,637
                                                             =========         =========         =========


Information about value of business acquired follows (IN THOUSANDS):

                                                                        YEAR ENDED DECEMBER 31
                                                                        ----------------------
                                                                2002              2001             2000
                                                                ----              ----             ----

Beginning balance                                            $ 659,634         $ 739,575         $ 949,095
Deferral of commissions and accretion of interest                7,133            12,067            17,860
Amortization                                                   (83,599)          (68,453)         (107,773)
Adjustment related to purchase accounting adjustments             --                --              (3,891)
Adjustment related to realized (gains) losses on
   debt securities                                              (1,790)            1,445               (88)
Adjustment related to unrealized gains on securities
   available-for-sale                                          (78,880)          (25,000)         (115,628)
                                                             ---------         ---------         ---------
Ending balance                                               $ 502,498         $ 659,634         $ 739,575
                                                             =========         =========         =========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

            2003                             11.5%
            2004                              9.8%
            2005                              8.4%
            2006                              7.9%
            2007                              7.7%

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.00% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 6.5% in 2002, 4.0% to 6.6% in 2001 and 4.1% to 6.6% in 2000. The average credited interest rates for universal life-type products were 5.4%, 5.5%, and 5.4% in 2002, 2001, and 2000. For annuity products, credited interest rates generally ranged from 3.0% to 6.6% in 2002 and 2001, and 4.0% to 8.0% in 2000.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

For structured settlements issued prior to 1987, mortality assumptions are based on blends of the 1971 Individual Annuity Mortality Table and the 1969-71 U.S. Life Tables. For similar products issued between 1987 and 1999, mortality assumptions are based on blends of the 1983a and 1979-81 U.S. Life Tables. For similar products issued after 1999, mortality assumptions are based on the Annuity 2000 Mortality Table.

For immediate annuities the 1971 IAM is used for issues prior to 1992, the 83a table is used for issues between 1992 and 1999, and issues after 1999 use the 2000a table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                                          YEAR ENDED DECEMBER 31
                                                                          ----------------------
                                                               2002                2001                2000
                                                               ----                ----                ----
Balance as of January 1                                       $385,581            $365,280            $325,616
Less reinsurance recoverables                                   94,894             105,935              94,677
                                                              --------            --------            --------
Net balance as of January 1                                    290,687             259,345             230,939
                                                              --------            --------            --------
Amount incurred:
   Current year                                                337,354             281,161             237,307
   Prior years                                                 (12,700)            (18,283)            (11,849)
                                                              --------            --------            --------
                                                               324,654             262,878             225,458
                                                              --------            --------            --------
Less amount paid:
   Current year                                                210,367             173,413             139,210
   Prior years                                                  71,035              58,123              57,842
                                                              --------            --------            --------
                                                               281,402             231,536             197,052
                                                              --------            --------            --------
Net balance as of December 31                                  333,939             290,687             259,345
Plus reinsurance recoverables                                   94,590              94,894             105,935
                                                              --------            --------            --------
Balance as of December 31                                     $428,529            $385,581            $365,280
                                                              ========            ========            ========
Balance as of December 31 included with
   Future policy benefits                                     $396,703            $346,963            $310,669
   Policy and contract claims                                   31,826              38,618              54,611
                                                              --------            --------            --------
                                                              $428,529            $385,581            $365,280
                                                              ========            ========            ========

The Company uses conservative estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Lower than anticipated claims resulted in adjustments to liabilities in each year.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory-basis financial statements.

The principal differences between SAP and GAAP as they relate to the financial statements of the Company are (1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP,
(6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Nebraska has adopted the provisions of the revised manual with certain exceptions. Codification has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The effect of the adoption of Codification was to increase statutory surplus by $39.4 million in 2001, primarily through the addition of deferred income tax.

Reported capital and surplus on a statutory basis at December 31, 2002 and 2001 was $802 million and $912 million. Reported statutory net income for the years ended December 31, 2002, 2001, and 2000 was $102 million, $249 million, and $210 million.

The General Statutes of Nebraska require the Company to maintain minimum capital of $1.2 million and minimum unassigned surplus of $300 thousand. Additionally, Nebraska limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. The Company could pay $39 million in dividends in 2003 without obtaining regulatory approval. Approximately $19 million could be paid by its subsidiary, JPLA, to the Company without approval of its state of domicile of New Jersey.

Prior to its acquisition, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $336 million and $364 million at December 31, 2002 and $342 million and $369 million at December 31, 2001. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2002, the Company's adjusted capital and surplus exceeded authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $20 million on deposit with various states in 2002 and 2001.
                                       30

8. FEDERAL INCOME TAXES

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows (IN THOUSANDS):

                                                                                       DECEMBER 31
                                                                                       -----------
                                                                                2002                 2001
                                                                                ----                 ----
Deferred income tax assets:
   Difference in policy liabilities                                           $ 166,641         $ 194,932
   Obligation for postretirement benefits                                          --                 919
   Deferred compensation                                                         22,114            22,114
   Other deferred tax assets                                                     35,687            34,797
                                                                              ---------         ---------
Gross deferred tax assets                                                       224,442           252,762

Deferred income tax liabilities:
   Deferral of policy acquisition costs and value of business acquired         (142,052)         (136,984)
   Differences in investment basis                                              (21,840)          (24,474)
   Net unrealized gains on securities                                           (86,755)          (24,339)
   Depreciation differences                                                        (597)            1,026
   Other deferred tax liabilities:
     Purchase accounting differences                                            (43,616)          (43,616)
     Section 351                                                                (13,204)          (13,204)
     Investment income differences                                               (8,347)          (24,387)
     Other                                                                      (11,706)          (25,229)
                                                                              ---------         ---------
Other deferred tax liabilities                                                  (76,873)         (106,436)
                                                                              ---------         ---------
Gross deferred tax liabilities                                                 (328,117)         (291,207)
                                                                              ---------         ---------
Net deferred income tax liabilities                                           $(103,675)        $ (38,445)
                                                                              =========         =========

The federal income tax return for tax year 1999 is currently under examination by the Internal Revenue Service, and no assessments have been proposed to date. In the opinion of management, recorded income tax liabilities adequately provide for these pending assessments as well as all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

In 2002, other assets includes $6.4 million for a federal income tax refund owed to the Company. In 2001, other assets included $32.0 million for a federal income tax refund owed to the Company.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS

The Company provides certain other postretirement benefits, principally health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

DEFINED CONTRIBUTION PLANS

Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of an individual life risk in excess of its retention, which ranges from $400 thousand to $2 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to the accompanying consolidated financial statements.

JPFIC reinsures 74% of the Periodic Payment Annuities (PPA) and 100% COLI and Affiliated credit insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate JPFIC for administrative services related to the reinsured business. The amount due from reinsurers in the accompanying consolidated balance sheets includes $889 million and $914 million due from the Household affiliates at December 31, 2002 and 2001.

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of JPFIC and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. JPFIC has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. JPFIC has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 2002 and 2001, JPFIC had reinsurance recoverable of $79 million and $81 million from a single reinsurer, pursuant to a 50% coinsurance agreement. JPFIC and the reinsurer are joint and equal owners in $144 million and $162 million of securities and short-term investments as of December 31, 2002 and 2001, 50% of which is included in investments in the accompanying consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2002.

The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                       YEAR ENDED DECEMBER 31
                                                                       ----------------------
                                                             2002              2001              2000
                                                             ----              ----              ----
Premiums and other considerations, before effect of
   reinsurance ceded                                       $1,293,724        $1,169,727        $1,095,713
Less premiums and other considerations ceded                  130,761           110,641           149,639
                                                           ----------        ----------        ----------
Net premiums and other considerations                      $1,162,963        $1,059,086        $  946,074
                                                           ==========        ==========        ==========

Benefits, before reinsurance recoveries                    $1,530,711        $1,309,974        $1,266,204
Less reinsurance recoveries                                   305,841           177,546           219,468
                                                           ----------        ----------        ----------
Net benefits                                               $1,224,870        $1,132,428        $1,046,736
                                                           ==========        ==========        ==========

11. ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income, along with selected tax effects are as follows (in thousands):

                                                         UNREALIZED GAINS        DERIVATIVE
                                                                ON                FINANCIAL
                                                        AVAILABLE-FOR-SALE       INSTRUMENTS
                                                            SECURITIES          GAINS/(LOSSES)          TOTAL
                                                            ----------          --------------          -----
BALANCE AT DECEMBER 31, 1999                                  $(101,213)         $      -             $(101,213)

Unrealized holding gains arising during period, net
  of $51,632 tax expense                                         95,843                 -                95,843
Less: reclassification adjustment
  Losses realized in net income, net of $1,327 tax
    benefit                                                      (2,463)                -                (2,463)
                                                              ---------          --------             ---------
BALANCE AT DECEMBER 31, 2000                                     (2,907)                -                (2,907)
Unrealized holding gains arising during period, net
   of $6,381 tax expense                                         11,871                 -                11,871
Change in fair value of derivatives, net of $2,016
  tax expense                                                         -             3,744                 3,744
Less: reclassification adjustment                                     -                 -                     -
  Losses realized in net income, net of $17,478 tax
    benefit                                                     (32,492)                -               (32,492)
                                                              ---------          --------             ---------
BALANCE AT DECEMBER 31, 2001                                     41,456             3,744                45,200
Unrealized holding gains arising during period, net
  of $26,125 tax expense                                         48,518                 -                48,518
Change in fair value of derivatives, net of $1,225
  tax expense                                                         -             2,275                 2,275
Less: reclassification adjustment
  Losses realized in net income, net of $35,066 tax
    benefit                                                     (65,122)                -               (65,122)
                                                              ---------          --------             ---------
BALANCE AT DECEMBER 31, 2002                                  $ 155,096          $  6,019             $ 161,115
                                                              =========          ========             =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed, prior to deferrals, $157.7 million, $153.9 million, and $154.0 million in 2002, 2001, and 2000, for general management and investment services provided by Jefferson-Pilot Life Insurance Company, of which $14.7 million and $15.2 million remained payable as of December 31, 2002 and 2001, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

Included in payable to affiliates is a $50 million surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4.9 million during 2002, 2001, and 2000. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the accompanying consolidated balance sheets as of December 31 (IN THOUSANDS):

                                                                           2002        2001
                                                                         -------     -------
Jefferson-Pilot Communications Company (affiliate) Senior Promissory
   Notes due 2003 through 2010, interest ranging from 6.5% to 8.0%       $31,111     $36,361

The Company recognized interest income totaling $1.9 million, $2.6 million, and $3.2 million related to the preceding assets during 2002, 2001 and 2000.

The Company has an agreement with its affiliate broker/dealer, Jefferson-Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2002 and 2001, the Company recorded expense of $52.6 million and $67.6 million related to this agreement.

13. DISCLOSURES ABOUT FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying value and fair value of financial instruments are as follows (IN THOUSANDS):

                                                                          YEAR ENDED DECEMBER 31
                                                                   2002                             2001
                                                                   ----                             ----
                                                         CARRYING          FAIR          CARRYING           FAIR
                                                          VALUE           VALUE           VALUE            VALUE
                                                          -----           -----           -----            -----
   FINANCIAL ASSETS
   Debt securities available-for-sale                    $8,431,153      $8,431,153      $7,795,093     $7,795,093
   Debt securities held-to-maturity                       1,177,341       1,253,109       1,433,827      1,458,334
   Equity securities available-for-sale                       8,757           8,757          14,519         14,519
   Policy loans                                             659,709         708,562         661,241        723,012
   Mortgage loans on real estate                          1,266,723       1,417,821       1,200,040      1,257,941
   Derivative financial instruments                          13,579          13,579          10,152         10,152

   FINANCIAL LIABILITIES
   Annuity contracts in accumulation phase                2,442,312       2,402,232       2,479,873      2,433,483
   Securities sold under repurchase agreements              245,143         245,143         191,330        191,330

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the accompanying consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the accompanying consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the accompanying consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the accompanying consolidated balance sheet, approximates $47 million as of December 31, 2002.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiaries are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

                         REPORT OF INDEPENDENT AUDITORS


To the Contractholders of the JPF Separate Account A and
Board of Directors of Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account A as of December 31, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Separate Account A at December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
March 20, 2003

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT A

                                DECEMBER 31, 2002

                                                  JPVF            JPVF            JPVF
                                  JPVF          EMERGING         MID-CAP         CAPITAL
                                 GROWTH          GROWTH          GROWTH          GROWTH
                                DIVISION        DIVISION        DIVISION        DIVISION
                              ------------    -------------    -----------    -------------
ASSETS

Investments at cost           $ 43,336,286    $ 130,223,776    $ 6,455,864    $ 212,142,146
                              ============    =============    ===========    =============

Investments at market value   $ 22,653,710    $  62,184,443    $ 5,521,800    $ 141,000,179
Net premiums payable               (39,547)         (24,660)      (182,341)        (268,041)
                              ------------    -------------    -----------    -------------

          TOTAL NET ASSETS    $ 22,614,163    $  62,159,783    $ 5,339,459    $ 140,732,138
                              ============    =============    ===========    =============

NET ASSET DISTRIBUTION
  Ensemble                    $          -    $           -    $         -    $           -
  Ensemble II                   16,951,879       56,251,692      4,104,742      129,901,725
  Ensemble III                   5,662,284        5,908,091      1,234,717       10,830,413
                              ------------    -------------    -----------    -------------

          TOTAL NET ASSETS    $ 22,614,163    $  62,159,783    $ 5,339,459    $ 140,732,138
                              ============    =============    ===========    =============

UNITS OUTSTANDING
  Ensemble                               -                -              -                -
  Ensemble II                    1,608,368        3,911,984        709,974        4,800,064
  Ensemble III                   1,350,208        1,572,105        209,313        2,447,638

NET ASSET VALUE PER UNIT
  Ensemble                    $          -    $           -    $         -    $           -
  Ensemble II                 $     10.540    $      14.380    $     5.782    $      27.064
  Ensemble III                $      4.194    $       3.758    $     5.899    $       4.425

                                  JPVF            JPVF            JPVF
                                  SMALL          MID-CAP         S&P 500
                                 COMPANY          VALUE           INDEX
                                DIVISION        DIVISION        DIVISION
                              ------------    ------------    -------------
ASSETS

Investments at cost           $ 79,157,931    $ 16,268,040    $ 189,157,288
                              ============    ============    =============

Investments at market value   $ 48,470,589    $ 14,716,565    $ 131,261,997
Net premiums payable              (153,248)     (1,266,512)      (1,191,441)
                              ------------    ------------    -------------

          TOTAL NET ASSETS    $ 48,317,341    $ 13,450,053    $ 130,070,556
                              ============    ============    =============

NET ASSET DISTRIBUTION
  Ensemble                    $    235,695    $          -    $           -
  Ensemble II                   45,853,416      11,017,410       95,778,912
  Ensemble III                   2,228,230       2,432,643       34,291,644
                              ------------    ------------    -------------

          TOTAL NET ASSETS    $ 48,317,341    $ 13,450,053    $ 130,070,556
                              ============    ============    =============

UNITS OUTSTANDING
  Ensemble                           9,498               -                -
  Ensemble II                    1,937,209       1,305,450        6,989,702
  Ensemble III                     363,119         287,655        5,662,309

NET ASSET VALUE PER UNIT
  Ensemble                    $     24.817    $          -    $           -
  Ensemble II                 $     23.671    $      8.440    $      13.704
  Ensemble III                $      6.137    $      8.457    $       6.056

See notes to financial statements.

                                  JPVF                            JPVF             JPVF
                                SMALL-CAP         JPVF        INTERNATIONAL        WORLD
                                  VALUE           VALUE          EQUITY        GROWTH STOCK
                                DIVISION        DIVISION        DIVISION         DIVISION
                              ------------    -------------   -------------   -------------
ASSETS

Investments at cost           $ 16,927,391    $  67,981,721    $ 33,994,981    $ 111,231,313
                              ============    =============    ============    =============

Investments at market value   $ 15,373,547    $  56,825,836    $ 20,579,303    $  88,684,900
Net premiums payable            (1,236,257)        (284,391)        (93,211)        (173,829)
                              ------------    -------------    ------------    -------------

          TOTAL NET ASSETS    $ 14,137,290    $  56,541,445    $ 20,486,092    $  88,511,071
                              ============    =============    ============    =============

NET ASSET DISTRIBUTION
  Ensemble                    $          -    $           -    $          -    $   1,380,975
  Ensemble II                   11,171,683       50,336,996      17,069,781       83,595,678
  Ensemble III                   2,965,607        6,204,449       3,416,311        3,534,418
                              ------------    -------------    ------------    -------------

          TOTAL NET ASSETS    $ 14,137,290    $  56,541,445    $ 20,486,092    $  88,511,071
                              ============    =============    ============    =============

UNITS OUTSTANDING
  Ensemble                               -                -               -           34,597
  Ensemble II                    1,165,616        2,056,672       2,389,639        2,194,115
  Ensemble III                     324,057          729,643         732,170          472,971

NET ASSET VALUE PER UNIT
  Ensemble                    $          -    $           -    $          -    $      39.917
  Ensemble II                 $      9.585    $      24.476    $      7.144    $      38.102
  Ensemble III                $      9.152    $       8.504    $      4.666    $       7.473

                                                  JPVF            JPVF
                                  JPVF         HIGH YIELD         MONEY
                                BALANCED          BOND           MARKET
                                DIVISION        DIVISION        DIVISION
                              ------------    ------------    -------------
ASSETS

Investments at cost           $ 51,927,908    $ 11,715,252    $  47,612,601
                              ============    ============    =============

Investments at market value   $ 47,012,482    $ 11,303,682    $  47,528,462
Net premiums payable               (52,934)        (20,198)        (449,435)
                              ------------    ------------    -------------

          TOTAL NET ASSETS    $ 46,959,548    $ 11,283,484    $  47,079,027
                              ============    ============    =============

NET ASSET DISTRIBUTION
  Ensemble                    $          -    $          -    $       4,466
  Ensemble II                   37,886,114       9,622,469       29,812,907
  Ensemble III                   9,073,434       1,661,015       17,261,654
                              ------------    ------------    -------------

          TOTAL NET ASSETS    $ 46,959,548    $ 11,283,484    $  47,079,027
                              ============    ============    =============

UNITS OUTSTANDING
  Ensemble                               -               -              219
  Ensemble II                    1,765,215         982,497        1,535,526
  Ensemble III                   1,014,541         174,015        1,615,492

NET ASSET VALUE PER UNIT
  Ensemble                    $          -    $          -    $      20.355
  Ensemble II                 $     21.464    $      9.794    $      19.416
  Ensemble III                $      8.944    $      9.546    $      10.685

See notes to financial statements.

                                      AMERICAN                                      FIDELITY
                                     CENTURY VP         AYCO         FIDELITY         VIP
                                    INTERNATIONAL      GROWTH       VIP GROWTH   EQUITY-INCOME
                                      DIVISION        DIVISION       DIVISION      DIVISION
                                    -------------   ------------   ------------  -------------
ASSETS

Investments at cost                 $   3,333,543   $  1,533,618   $ 57,817,850   $ 37,361,228
                                    =============   ============   ============   ============

Investments at market value         $   3,083,233   $  1,195,957   $ 34,188,108   $ 30,617,987
Accrued investment income                       -          4,319              -              -
Net premiums receivable (payable)          62,065         16,379         67,440     (1,224,354)
                                    -------------   ------------   ------------   ------------

          TOTAL NET ASSETS          $   3,145,298   $  1,216,655   $ 34,255,548   $ 29,393,633
                                    =============   ============   ============   ============

NET ASSET DISTRIBUTION
  Ensemble II                       $   1,706,156   $    734,166   $ 26,084,405   $ 21,380,976
  Ensemble III                          1,439,142        482,489      8,171,143      8,012,657
                                    -------------   ------------   ------------   ------------

          TOTAL NET ASSETS          $   3,145,298   $  1,216,655   $ 34,255,548   $ 29,393,633
                                    =============   ============   ============   ============

UNITS OUTSTANDING
  Ensemble II                             255,731        123,530      2,742,940      2,161,538
  Ensemble III                            219,649         79,652      1,576,344        947,089

NET ASSET VALUE PER UNIT
  Ensemble II                       $       6.672   $      5.944   $      9.510   $      9.892
  Ensemble III                      $       6.552   $      6.058   $      5.184   $      8.461

                                         FIDELITY        FIDELITY           MFS
                                            VIP             VIP        VIT RESEARCH
                                        HIGH INCOME     CONTRAFUND        SERIES
                                         DIVISION        DIVISION        DIVISION
                                       -------------   -------------   ------------
ASSETS

Investments at cost                    $   1,328,188   $ 76,318,261    $ 24,157,588
                                       =============   ============    ============

Investments at market value            $     714,778   $ 63,988,522    $ 13,680,480
Accrued investment income                          -              -               -
Net premiums receivable (payable)               (388)       (35,809)        (72,016)
                                       -------------   ------------    ------------

          TOTAL NET ASSETS             $     714,390   $ 63,952,713    $ 13,608,464
                                       =============   ============    ============

NET ASSET DISTRIBUTION
  Ensemble II                          $     714,390   $ 56,447,943    $ 10,869,818
  Ensemble III                                     -      7,504,770       2,738,646
                                       -------------   ------------    ------------

          TOTAL NET ASSETS             $     714,390   $ 63,952,713    $ 13,608,464
                                       =============   ============    ============

UNITS OUTSTANDING
  Ensemble II                                 81,325      3,585,863       1,298,641
  Ensemble III                                     -        974,729         517,292

NET ASSET VALUE PER UNIT
  Ensemble II                          $       8.785   $     15.743    $      8.371
  Ensemble III                         $           -   $      7.700    $      5.294

See notes to financial statements.

                                        MFS                        TEMPLETON    T. ROWE PRICE     AMERICAN
                                    VIT UTILITIES     PIMCO         FOREIGN       MID-CAP         CENTURY
                                       SERIES      TOTAL RETURN    SECURITIES   GROWTH VIP II     VP VALUE
                                      DIVISION       DIVISION       DIVISION      DIVISION        DIVISION
                                    -------------  ------------   ------------  -------------    -----------
ASSETS

Investments at cost                 $ 22,554,902   $ 58,976,706   $ 87,388,987    $ 2,435,421    $ 2,545,140
                                    ============   ============   ============    ===========    ===========

Investments at market value         $ 14,027,519   $ 60,006,120   $ 52,962,842    $ 2,439,748    $ 2,561,085
Accrued investment income                      -        237,332              -              -              -
Net premiums receivable (payable)          4,093      9,840,755         (3,150)      (232,204)      (797,468)
                                    ------------   ------------   ------------    -----------    -----------

          TOTAL NET ASSETS          $ 14,031,612   $ 70,084,207   $ 52,959,692    $ 2,207,544    $ 1,763,617
                                    ============   ============   ============    ===========    ===========

NET ASSET DISTRIBUTION
  Ensemble                          $          -   $     60,833   $          -    $         -    $         -
  Ensemble II                          9,893,524     56,362,440     48,668,447      1,478,822      1,214,285
  Ensemble III                         4,138,088     13,660,934      4,291,245        728,722        549,332
                                    ------------   ------------   ------------    -----------    -----------

          TOTAL NET ASSETS          $ 14,031,612   $ 70,084,207   $ 52,959,692    $ 2,207,544    $ 1,763,617
                                    ============   ============   ============    ===========    ===========

UNITS OUTSTANDING
  Ensemble                                     -          2,279              -              -              -
  Ensemble II                          1,034,332      4,935,589      3,625,960        186,673        140,759
  Ensemble III                           716,411      1,196,037        651,617         91,255         63,731

NET ASSET VALUE PER UNIT
  Ensemble                          $          -   $     26.690   $          -    $         -    $         -
  Ensemble II                       $      9.566   $     11.421   $     13.423    $     7.922    $     8.627
  Ensemble III                      $      5.776   $     11.422   $      6.586    $     7.986    $     8.620

See notes to financial statements.

                                       VANGUARD         VANGUARD       VANGUARD     SCUDDER VIT
                                      VIF SMALL       VIF MID-CAP      VIF REIT      SMALL CAP
                                    COMPANY GROWTH       INDEX          INDEX          INDEX
                                       DIVISION         DIVISION       DIVISION       DIVISION
                                    --------------   --------------  ------------   -----------
ASSETS

Investments at cost                 $    3,466,512    $  3,780,872   $  7,055,353   $ 2,670,037
                                    ==============    ============   ============   ===========

Investments at market value         $    3,389,783    $  3,601,059   $  7,004,221   $ 2,596,030
Net premiums receivable (payable)         (796,190)         27,916         10,840      (853,980)
                                    --------------    ------------   ------------   -----------

          TOTAL NET ASSETS          $    2,593,593    $  3,628,975   $  7,015,061   $ 1,742,050
                                    ==============    ============   ============   ===========

NET ASSET DISTRIBUTION
  Ensemble II                       $    1,918,617    $  2,811,849   $  6,000,595   $ 1,115,083
  Ensemble III                             674,976         817,126      1,014,466       626,967
                                    --------------    ------------   ------------   -----------

          TOTAL NET ASSETS          $    2,593,593    $  3,628,975   $  7,015,061   $ 1,742,050
                                    ==============    ============   ============   ===========

UNITS OUTSTANDING
  Ensemble II                              249,530         353,357        644,587       148,100
  Ensemble III                              87,893         102,167        108,837        83,543

NET ASSET VALUE PER UNIT
  Ensemble II                       $        7.689    $      7.958   $      9.310   $     7.530
  Ensemble III                      $        7.680    $      7.998   $      9.321   $     7.505

                                     PROFUND VP    PROFUND VP      PROFUND VP
                                     TECHNOLOGY     FINANCIAL      HEALTHCARE
                                      DIVISION      DIVISION        DIVISION
                                    ------------   -----------    ------------
ASSETS

Investments at cost                 $  2,231,204   $ 1,141,386    $    913,663
                                    ============   ===========    ============

Investments at market value         $  2,000,895   $ 1,117,526    $    891,716
Net premiums receivable (payable)            130      (422,359)           (107)
                                    ------------   -----------    ------------

          TOTAL NET ASSETS          $  2,001,025   $   695,167    $    891,609
                                    ============   ===========    ============

NET ASSET DISTRIBUTION
  Ensemble II                       $  1,940,673   $   660,179    $    849,525
  Ensemble III                            60,352        34,988          42,084
                                    ------------   -----------    ------------

          TOTAL NET ASSETS          $  2,001,025   $   695,167    $    891,609
                                    ============   ===========    ============

UNITS OUTSTANDING
  Ensemble II                            273,917        79,302          98,742
  Ensemble III                             7,901         4,089           4,893

NET ASSET VALUE PER UNIT
  Ensemble II                       $      7.085   $     8.325    $      8.604
  Ensemble III                      $      7.638   $     8.558    $      8.602

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT A

                                                     JPVF GROWTH DIVISION                    JPVF EMERGING GROWTH DIVISION
                                          -----------------------------------------   --------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                          -----------------------------------------   --------------------------------------------
                                              2002           2001           2000           2002           2001           2000
                                          ------------  -------------  ------------   -------------   -------------   ------------
Investment Income:
    Dividend income                       $          -  $           -  $          -   $           -   $           -   $           -

Expenses:
    Mortality and expense risk charge          239,471        304,714       350,113         679,071         917,323       1,356,635
                                          ------------  -------------  ------------   -------------   -------------   -------------
          Net investment loss                 (239,471)      (304,714)     (350,113)       (679,071)       (917,323)     (1,356,635)
                                          ------------  -------------  ------------   -------------   -------------   -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                  (5,476,387)    (2,761,613)      871,852      (8,506,277)     (1,394,380)      5,627,874
    Realized gain distributions                      -      2,070,074     2,490,748               -      24,908,777      14,494,679
                                          ------------  -------------  ------------   -------------   -------------   -------------

    Realized gain (loss)                    (5,476,387)      (691,539)    3,362,600      (8,506,277)     23,514,397      20,122,553
                                          ------------  -------------  ------------   -------------   -------------   -------------

    Change in net unrealized gain (loss)
       on investments                       (3,313,850)   (15,134,412)   (9,399,918)    (25,282,234)    (72,939,406)    (51,422,188)
                                          ------------  -------------  ------------   -------------   -------------   -------------

    Increase (decrease) in net assets
       from operations                    $ (9,029,708) $ (16,130,665) $ (6,387,431)  $ (34,467,582)  $ (50,342,332)  $ (32,656,270)
                                          ============  =============  ============   =============   =============   =============

                                            JPVF MID-CAP GROWTH DIVISION
                                          --------------------------------
                                                             PERIOD FROM
                                                            MAY 1, 2001(a)
                                            YEAR ENDED            TO
                                           DECEMBER 31,    TO DECEMBER 31,
                                               2002              2001
                                          -------------    ---------------
Investment Income:
    Dividend income                       $           -    $             -

Expenses:
    Mortality and expense risk charge            38,007              5,445
                                          -------------    ---------------
          Net investment loss                   (38,007)            (5,445)
                                          -------------    ---------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                   (1,344,135)           (22,163)
    Realized gain distributions                       -                  -
                                          -------------    ---------------

    Realized gain (loss)                     (1,344,135)           (22,163)
                                          -------------    ---------------

    Change in net unrealized gain (loss)
       on investments                          (969,433)            35,369
                                          -------------    ---------------

    Increase (decrease) in net assets
       from operations                    $  (2,351,575)   $         7,761
                                          =============    ===============

(a) Commencement of operations

See notes to financial statements.

                                                  JPVF CAPITAL GROWTH DIVISION               JPVF GLOBAL HARD ASSETS DIVISION
                                          -------------------------------------------  ------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                          -------------------------------------------  ------------------------------------------
                                               2002           2001           2000           2002           2001           2000
                                          -------------  -------------  -------------  ------------   ------------   ------------
Investment Income:
    Dividend income                       $           -  $           -  $           -  $     48,153   $     86,058   $     68,661

Expenses:
    Mortality and expense risk charge         1,500,496      2,125,662      2,952,914        10,766         40,649         50,110
                                          -------------  -------------  -------------  ------------   ------------   ------------
          Net investment income (loss)       (1,500,496)    (2,125,662)    (2,952,914)       37,387         45,409         18,551
                                          -------------  -------------  -------------  ------------   ------------   ------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                   (5,614,225)     1,846,918      7,368,381      (170,344)       (92,878)      (422,997)
    Realized gain distributions                       -     18,163,212     14,695,994             -              -              -
                                          -------------  -------------  -------------  ------------   ------------   ------------

    Realized gain (loss)                     (5,614,225)    20,010,130     22,064,375      (170,344)       (92,878)      (422,997)
                                          -------------  -------------  -------------  ------------   ------------   ------------

    Change in net unrealized gain (loss)
       on investments                       (60,851,885)   (93,285,337)   (66,896,238)      583,189       (610,415)       754,710
                                          -------------  -------------  -------------  ------------   ------------   ------------

    Increase (decrease) in net assets
       from operations                    $ (67,966,606) $ (75,400,869) $ (47,784,777) $    450,232   $   (657,884)  $    350,263
                                          =============  =============  =============  ============   ============   ============

                                                  JPVF SMALL COMPANY DIVISION
                                          -------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                          -------------------------------------------
                                              2002           2001           2000
                                          -------------  -------------  -------------
Investment Income:
    Dividend income                       $           -  $           -  $           -

Expenses:
    Mortality and expense risk charge           541,146        639,283        744,921
                                          -------------  -------------  -------------
          Net investment income (loss)         (541,146)      (639,283)      (744,921)
                                          -------------  -------------  -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                   (4,483,536)    (4,147,915)      (482,999)
    Realized gain distributions                       -              -              -
                                          -------------  -------------  -------------

    Realized gain (loss)                     (4,483,536)    (4,147,915)      (482,999)
                                          -------------  -------------  -------------

    Change in net unrealized gain (loss)
       on investments                       (16,804,669)    (2,377,444)   (15,786,218)
                                          -------------  -------------  -------------

    Increase (decrease) in net assets
       from operations                    $ (21,829,351) $  (7,164,642) $ (17,014,138)
                                          =============  =============  =============

See notes to financial statements.

                                           JPVF MID-CAP VALUE DIVISION             JPVF S&P 500 INDEX DIVISION
                                          -----------------------------   ---------------------------------------------
                                                           PERIOD FROM                                     PERIOD FROM
                                                          MAY 1, 2001(a)                                  MAY 1, 2000(a)
                                           YEAR ENDED          TO                                               TO
                                           DECEMBER 31,  TO DECEMBER 31,      YEAR ENDED DECEMBER 31,    TO DECEMBER 31,
                                                                          -----------------------------
                                               2002           2001             2002            2001            2000
                                          -------------  ---------------  -------------   -------------  ---------------
Investment Income:
    Dividend income                       $           -   $           -   $   1,482,022   $     910,175   $           -

Expenses:
    Mortality and expense risk charge           123,931          19,690       1,139,424       1,144,157         795,862
                                          -------------   -------------   -------------   -------------   -------------
          Net investment income (loss)         (123,931)        (19,690)        342,598        (233,982)       (795,862)
                                          -------------   -------------   -------------   -------------   -------------

Realized gain (loss) on investments:
    Net realized loss on sale of
       fund shares                             (582,679)        (20,476)     (6,775,090)     (1,883,367)       (192,057)
    Realized gain distributions                       -               -               -               -               -
                                          -------------   -------------   -------------   -------------   -------------

    Realized loss                              (582,679)        (20,476)     (6,775,090)     (1,883,367)       (192,057)
                                          -------------   -------------   -------------   -------------   -------------

    Change in net unrealized gain (loss)
       on investments                        (2,022,891)        471,416     (29,833,526)    (16,600,149)    (11,461,616)
                                          -------------   -------------   -------------   -------------   -------------

    Increase (decrease) in net assets
       from operations                    $  (2,729,501)  $     431,250   $ (36,266,018)  $ (18,717,498)  $ (12,449,535)
                                          =============   =============   =============   =============   =============

                                          JPVF SMALL-CAP VALUE DIVISION
                                          -----------------------------
                                                           PERIOD FROM
                                                          MAY 1, 2001(a)
                                            YEAR ENDED        TO
                                           DECEMBER 31,  TO DECEMBER 31,
                                               2002            2001
                                          -------------  ---------------
Investment Income:
    Dividend income                       $           -   $           -

Expenses:
    Mortality and expense risk charge           134,069          21,235
                                          -------------   -------------
          Net investment income (loss)         (134,069)        (21,235)
                                          -------------   -------------

Realized gain (loss) on investments:
    Net realized loss on sale of
       fund shares                             (762,209)        (80,553)
    Realized gain distributions                  65,214          67,048
                                          -------------   -------------

    Realized loss                              (696,995)        (13,505)
                                          -------------   -------------

    Change in net unrealized gain (loss)
       on investments                        (1,904,165)        350,321
                                          -------------   -------------

    Increase (decrease) in net assets
       from operations                    $  (2,735,229)  $     315,581
                                          =============   =============

(a) Commencement of operations

See notes to financial statements.

                                                   JPVF VALUE DIVISION                      JPVF INTERNATIONAL EQUITY DIVISION
                                       ---------------------------------------------  ---------------------------------------------
                                                 YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------  ---------------------------------------------
                                           2002            2001            2000           2002             2001           2000
                                       -------------   -------------   -------------  -------------   -------------   -------------
Investment Income:
    Dividend income                    $     650,387   $     664,053   $     506,154  $           -   $           -   $           -

Expenses:
    Mortality and expense risk charge        593,921         648,691         538,465        195,965         223,986         231,598
                                       -------------   -------------   -------------  -------------   -------------   -------------
          Net investment income (loss)        56,466          15,362         (32,311)      (195,965)       (223,986)       (231,598)
                                       -------------   -------------   -------------  -------------   -------------   -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                  (730,878)        802,421         505,076     (1,501,141)     (2,316,317)        103,834
    Realized gain distributions                    -          45,794       6,308,193              -               -       1,795,828
                                       -------------   -------------   -------------  -------------   -------------   -------------

    Realized gain (loss)                    (730,878)        848,215       6,813,269     (1,501,141)     (2,316,917)      1,899,662
                                       -------------   -------------   -------------  -------------   -------------   -------------

    Change in net unrealized loss
       on investments                    (16,310,643)       (783,682)     (1,819,590)    (4,324,804)     (4,671,230)     (8,985,478)
                                       -------------   -------------   -------------  -------------   -------------   -------------

    Increase (decrease) in net assets
       from operations                 $ (16,985,055)  $      79,895   $   4,967,368  $  (6,021,910)  $  (7,211,533)  $  (7,317,414)
                                       =============   =============   =============  =============   =============   =============

                                              JPVF WORLD GROWTH STOCK DIVISION
                                        --------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                        --------------------------------------------
                                             2002            2001           2000
                                        -------------   -------------  -------------
Investment Income:
    Dividend income                     $   1,216,848   $   1,883,691  $   1,733,049

Expenses:
    Mortality and expense risk charge         899,421       1,028,914      1,139,601
                                        -------------   -------------  -------------
          Net investment income (loss)        317,427         854,777        593,448
                                        -------------   -------------  -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                 (1,549,510)        209,998      2,437,436
    Realized gain distributions                     -      15,554,954      1,886,862
                                        -------------   -------------  -------------

    Realized gain (loss)                   (1,549,510)     15,764,952       4,324,298
                                        -------------   -------------  -------------

    Change in net unrealized loss
       on investments                     (18,186,376)    (25,732,165)    (4,082,789)
                                        -------------   -------------  -------------

    Increase (decrease) in net assets
       from operations                  $ (19,418,459)  $  (9,112,436) $     834,957
                                        =============   =============  =============

See notes to financial statements.

                                                    JPVF BALANCED DIVISION                    JPVF HIGH YIELD BOND DIVISION
                                         ---------------------------------------------  -------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------  -------------------------------------------
                                             2002             2001            2000          2002           2001            2000
                                         -------------   -------------   -------------  ------------   ------------   -------------
Investment Income:
    Dividend income                      $   1,213,289   $   1,238,595   $     865,274  $      4,517   $  1,048,879   $     502,390

Expenses:
    Mortality and expense risk charge          405,169         421,996         394,568        88,269        103,284          56,490
                                         -------------   -------------   -------------  ------------   ------------   -------------
          Net investment income (loss)         808,120         816,599         470,705       (83,752)       945,595         445,900
                                         -------------   -------------   -------------  ------------   ------------   -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                    (575,639)        (69,068)        517,749    (1,057,742)      (670,544)       (180,987)
    Realized gain distributions                      -       2,236,259       2,288,627             -              -               -
                                         -------------   -------------   -------------  ------------   ------------   -------------

    Realized gain (loss)                      (575,639)      2,167,191       2,806,376    (1,057,742)      (670,544)       (180,987)
                                         -------------   -------------   -------------  ------------   ------------   -------------

    Change in net unrealized gain (loss)
       on investments                       (3,839,520)     (5,479,476)     (4,300,965)    1,244,677       (423,719)       (820,279)
                                         -------------   -------------   -------------  ------------   ------------   -------------

    Increase (decrease) in net assets
       from operations                   $  (3,607,039)  $  (2,495,686)  $  (1,023,884) $    103,183   $   (148,668)  $    (555,365)
                                         =============   =============   =============  ============   ============   =============

                                                    JPVF MONEY MARKET DIVISION
                                          ---------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------
                                               2002           2001            2000
                                          -------------   -------------   -------------
Investment Income:
    Dividend income                       $   1,204,239   $   1,209,076   $   1,005,509

Expenses:
    Mortality and expense risk charge           397,037         302,228         190,392
                                          -------------   -------------   -------------
          Net investment income (loss)          807,202         906,848         815,117
                                          -------------   -------------   -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                     (196,114)         58,019         337,672
    Realized gain distributions                       -               -               -
                                          -------------   -------------   -------------

    Realized gain (loss)                       (196,114)         58,019         337,672
                                          -------------   -------------   -------------

    Change in net unrealized gain (loss)
       on investments                          (414,646)        (37,017)       (124,029)
                                          -------------   -------------   -------------

    Increase (decrease) in net assets
       from operations                    $     196,442   $     927,850   $   1,028,760
                                          =============   =============   =============

See notes to financial statements.

                                                        AMERICAN CENTURY VP
                                                      INTERNATIONAL DIVISION            AYCO GROWTH DIVISION
                                                -------------------------------   ------------------------------
                                                                  PERIOD FROM                       PERIOD FROM
                                                                MAY 10, 2001(a)                   MAY 14, 2001(a)
                                                  YEAR ENDED           TO           YEAR ENDED           TO
                                                 DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   TO DECEMBER 31,
                                                     2002             2001             2002             2001
                                                -------------   ---------------   -------------   ---------------
Investment Income:
      Dividend income                           $       9,982   $            -    $       4,319    $       4,393

Expenses:
      Mortality and expense risk charge                13,974            2,074           11,389            4,124
                                                -------------   --------------    -------------    -------------
               Net investment income (loss)            (3,992)          (2,074)          (7,070)             269
                                                -------------   --------------    -------------    -------------

Realized gain (loss) on investments:
      Net realized gain (loss) on
           sale of fund shares                       (118,232)          (3,942)        (212,295)         (23,658)
      Realized gain distributions                           -                -                -            4,060
                                                -------------   --------------    -------------    -------------
      Realized gain (loss)                           (118,232)          (3,942)        (212,295)         (19,598)
                                                -------------   --------------    -------------    -------------

      Change in net unrealized gain (loss)
           on investments                            (227,026)         (23,284)        (289,498)         (48,163)
                                                -------------   --------------    -------------    -------------

      Increase (decrease) in net assets
           from operations                      $    (349,250)  $      (29,300)   $    (508,863)   $     (67,492)
                                                =============   ==============    =============    =============

                                                         FIDELITY VIP GROWTH DIVISION
                                                -----------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------
                                                     2002             2001             2000
                                                -------------    -------------    -------------
Investment Income:
      Dividend income                           $      96,907    $      33,827    $      51,812

Expenses:
      Mortality and expense risk charge               330,035          370,544          478,737
                                                -------------    -------------    -------------
               Net investment income (loss)          (233,128)        (336,717)        (426,925)
                                                -------------    -------------    -------------

Realized gain (loss) on investments:
      Net realized gain (loss) on
           sale of fund shares                     (4,311,027)      (2,128,756)         653,539
      Realized gain distributions                           -        3,179,782        5,155,385
                                                -------------    -------------    -------------
      Realized gain (loss)                         (4,311,027)       1,051,026        5,808,924
                                                -------------    -------------    -------------

      Change in net unrealized gain (loss)
           on investments                         (10,294,213)      (9,701,970)     (12,947,695)
                                                -------------    -------------    -------------

      Increase (decrease) in net assets
           from operations                      $ (14,838,368)   $  (8,987,661)   $  (7,565,696)
                                                =============    =============    =============

                                                      FIDELITY VIP EQUITY-INCOME DIVISION
                                                -----------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------
                                                    2002              2001             2000
                                                -------------    -------------    -------------
Investment Income:
      Dividend income                           $     478,563    $     337,571    $     169,945

Expenses:
      Mortality and expense risk charge               253,815          223,521          118,177
                                                -------------    -------------    -------------
               Net investment income (loss)           224,748          114,050           51,768
                                                -------------    -------------    -------------

Realized gain (loss) on investments:
      Net realized gain (loss) on
           sale of fund shares                     (1,753,772)      (1,087,877)        (107,875)
      Realized gain distributions                     651,377          948,415          640,257
                                                -------------    -------------    -------------
      Realized gain (loss)                         (1,102,395)        (139,462)         532,382
                                                -------------    -------------    -------------

      Change in net unrealized gain (loss)
           on investments                          (5,321,324)      (2,185,999)         710,866
                                                -------------    -------------    -------------

      Increase (decrease) in net assets
           from operations                      $  (6,198,971)   $  (2,211,411)   $   1,295,016
                                                =============    =============    =============

(a) Commencement of operations

See notes to financial statements.

                                              FIDELITY VIP HIGH INCOME DIVISION            FIDELITY VIP CONTRAFUND DIVISION
                                         -------------------------------------------  -------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                         -------------------------------------------  -------------------------------------------
                                              2002           2001           2000          2002            2001           2000
                                         -------------  -------------  -------------  -------------  -------------  -------------
Investment Income:
    Dividend income                      $      87,078  $     128,942  $     112,681  $     572,876  $     528,505  $     226,833

Expenses:
    Mortality and expense risk charge            6,762          8,707         12,540        609,989        601,120        624,100
                                         -------------  -------------  -------------  -------------  -------------  -------------
          Net investment income (loss)          80,316        120,235        100,141        (37,113)       (72,615)      (397,267)
                                         -------------  -------------  -------------  -------------  -------------  -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                    (142,402)       (81,067)       (78,081)    (2,575,186)      (306,936)       330,254
    Realized gain distributions                      -              -              -              -      1,865,312      8,234,034
                                         -------------  -------------  -------------  -------------  -------------  -------------

    Realized gain (loss)                      (142,402)       (81,067)       (78,081)    (2,575,186)     1,558,376      8,564,288
                                         -------------  -------------  -------------  -------------  -------------  -------------

    Change in net unrealized gain (loss)
       on investments                           77,909       (165,591)      (362,423)    (5,180,066)   (11,152,353)   (13,587,712)
                                         -------------  -------------  -------------  -------------  -------------  -------------

    Increase (decrease) in net assets
       from operations                   $      15,823  $    (126,423) $    (340,364) $  (7,792,365) $  (9,666,592) $  (5,420,691)
                                         =============  =============  =============  =============  =============  =============

                                              MFS VIT RESEARCH SERIES DIVISION
                                         -------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                         -------------------------------------------
                                             2002            2001          2000
                                         -------------  -------------  -------------
Investment Income:
    Dividend income                      $      42,645  $       2,688  $       5,206

Expenses:
    Mortality and expense risk charge          132,532        177,273        170,934
                                         -------------  -------------  -------------
          Net investment income (loss)         (89,887)      (174,585)      (165,728)
                                         -------------  -------------  -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                  (1,650,372)    (2,061,351)       173,047
    Realized gain distributions                      -      2,582,798        893,527
                                         -------------  -------------  -------------

    Realized gain (loss)                    (1,650,372)       521,447      1,066,574
                                         -------------  -------------  -------------

    Change in net unrealized gain (loss)
       on investments                       (2,965,939)    (6,103,869)    (3,447,864)
                                         -------------  -------------  -------------

    Increase (decrease) in net assets
       from operations                   $  (4,706,198) $  (5,757,007) $  (2,547,018)
                                         =============  =============  =============

See notes to financial statements.

                                               MFS VIT UTILITIES SERIES DIVISION          OPPENHEIMER STRATEGIC BOND/VA DIVISION
                                           -------------------------------------------  -------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                           -------------------------------------------  -------------------------------------------
                                                2002           2001           2000           2002           2001           2000
                                           -------------  -------------  -------------  -------------  -------------  -------------
Investment Income:
    Dividend income                        $     394,317  $     682,092  $     158,796  $     376,171  $     120,348  $     271,522

Expenses:
    Mortality and expense risk charge            124,852        182,257        157,678         11,077         41,015         31,880
                                           -------------  -------------  -------------  -------------  -------------  -------------
         Net investment income                   269,465        499,835          1,118        365,094         79,333        239,642
                                           -------------  -------------  -------------  -------------  -------------  -------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                    (2,105,349)      (837,941)       282,800       (432,490)       (70,108)       (34,163)
    Realized gain distributions                        -      1,788,772      1,197,110              -        177,060              -
                                           -------------  -------------  -------------  -------------  -------------  -------------

    Realized gain (loss)                      (2,105,349)       950,831      1,479,910       (432,490)       106,952        (34,163)
                                           -------------  -------------  -------------  -------------  -------------  -------------

    Change in net unrealized gain (loss)
       on investments                         (2,606,156)    (7,616,458)      (673,819)       162,935        (18,716)      (146,954)
                                           -------------  -------------  -------------  -------------  -------------  -------------

    Increase (decrease) in net assets
       from operations                     $  (4,442,040) $  (6,165,792) $     807,209  $      95,539  $     167,569  $      58,525
                                           =============  =============  =============  =============  =============  =============

                                                         OPPENHEIMER BOND/VA DIVISION
                                                ----------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------
                                                      2002            2001            2000
                                                --------------  --------------  --------------
Investment Income:
    Dividend income                             $    1,825,206  $    1,824,687  $    1,614,943

Expenses:
    Mortality and expense risk charge                   59,836         221,963         185,726
                                                --------------  --------------  --------------
         Net investment income                       1,765,370       1,602,724       1,429,217
                                                --------------  --------------  --------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                          (2,264,127)       (427,596)       (194,080)
    Realized gain distributions                              -               -               -
                                                --------------  --------------  --------------

    Realized gain (loss)                            (2,264,127)       (427,596)       (194,080)
                                                --------------  --------------  --------------

    Change in net unrealized gain (loss)
       on investments                                  547,433         462,079        (172,794)
                                                --------------  --------------  --------------

    Increase (decrease) in net assets
       from operations                          $       48,676  $    1,637,207  $    1,062,343
                                                ==============  ==============  ==============

See notes to financial Statements.

                                                      PIMCO TOTAL RETURN DIVISION        TEMPLETON FOREIGN SECURITIES DIVISION
                                                    ------------------------------- ----------------------------------------------
                                                                     PERIOD FROM
                                                                    MAY 1, 2001(a)
                                                      YEAR ENDED           TO                   YEAR ENDED DECEMBER 31,
                                                     DECEMBER 31,   TO DECEMBER 31, ----------------------------------------------
                                                         2002             2001           2002            2001            2000
                                                    --------------  --------------- --------------  --------------  --------------
Investment Income:
    Dividend income                                 $    1,729,912  $      186,414  $    1,059,261  $    2,001,040  $    1,393,891

Expenses:
    Mortality and expense risk charge                      362,091          38,528         521,364         588,470         632,371
                                                    --------------  --------------  --------------  --------------  --------------
          Net investment income (loss)                   1,367,821         147,886         537,897       1,412,570         761,520
                                                    --------------  --------------  --------------  --------------  --------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                                 174,659          53,809      (5,139,517)     (1,697,334)        157,164
    Realized gain distributions                            786,137         198,234               -      15,006,822       8,237,080
                                                    --------------  --------------  --------------  --------------  --------------

    Realized gain (loss)                                   960,796         252,043      (5,139,517)     13,309,488       8,394,244
                                                    --------------  --------------  --------------  --------------  --------------

    Change in net unrealized gain (loss)
       on investments                                    1,227,499        (198,085)     (7,651,900)    (26,911,075)    (11,224,839)
                                                    --------------  --------------  --------------  --------------  --------------

    Increase (decrease) in net assets
       from operations                              $    3,556,116  $      201,844  $  (12,253,520) $  (12,189,017) $   (2,069,075)
                                                    ==============  ==============  ==============  ==============  ==============

                                                     T. ROWE PRICE     AMERICAN
                                                        MID-CAP        CENTURY
                                                     GROWTH VIP II     VP VALUE
                                                       DIVISION        DIVISION
                                                    --------------  --------------
                                                     PERIOD FROM     PERIOD FROM
                                                    MAY 2, 2002(a)  MAY 2, 2002(a)
                                                           TO             TO
                                                    TO DECEMBER 31, TO DECEMBER 31,
                                                          2002           2002
                                                    --------------  --------------
Investment Income:
    Dividend income                                 $            -  $            -

Expenses:
    Mortality and expense risk charge                        3,899           4,020
                                                    --------------  --------------
          Net investment income (loss)                      (3,899)         (4,020)
                                                    --------------  --------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                                  (2,759)        (30,827)
    Realized gain distributions                                  -               -
                                                    --------------  --------------

    Realized gain (loss)                                    (2,759)        (30,827)
                                                    --------------  --------------

    Change in net unrealized gain (loss)
       on investments                                        4,327          15,945
                                                    --------------  --------------

    Increase (decrease) in net assets
       from operations                              $       (2,331) $      (18,902)
                                                    ==============  ==============

(a)  Commencement of operations

See notes to financial Statements.

                                                        VANGUARD         VANGUARD        VANGUARD        SCUDDER VIT
                                                       VIF SMALL       VIF MID-CAP       VIF REIT         SMALL CAP
                                                     COMPANY GROWTH       INDEX            INDEX            INDEX
                                                        DIVISION         DIVISION        DIVISION          DIVISION
                                                    ---------------  ---------------  ---------------  ---------------
                                                      PERIOD FROM     PERIOD FROM       PERIOD FROM      PERIOD FROM
                                                     MAY 2, 2002(a)  MAY 1, 2002(a)    MAY 2, 2002(a)   MAY 1, 2002(a)
                                                           TO              TO               TO               TO
                                                    TO DECEMBER 31,  TO DECEMBER 31,  TO DECEMBER 31,  TO DECEMBER 31,
                                                          2002            2002             2002             2002
                                                    ---------------  ---------------  ---------------  ---------------
Investment Income:
    Dividend income                                 $             -  $             -  $             -  $        15,873

Expenses:
    Mortality and expense risk charge                         6,265           10,026           21,546            4,002
                                                    ---------------  ---------------  ---------------  ---------------
          Net investment income (loss)                       (6,265)         (10,026)         (21,546)          11,871
                                                    ---------------  ---------------  ---------------  ---------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                                  (12,850)         (15,242)         (63,171)          (2,594)
    Realized gain distributions                                   -                -                -            1,520
                                                    ---------------  ---------------  ---------------  ---------------

    Realized gain (loss)                                    (12,850)         (15,242)         (63,171)          (1,074)
                                                    ---------------  ---------------  ---------------  ---------------

    Change in net unrealized loss
       on investments                                       (76,729)        (179,813)         (51,132)         (74,007)
                                                    ---------------  ---------------  ---------------  ---------------

    Increase (decrease) in net assets
       from operations                              $       (95,844) $      (205,081) $      (135,849) $       (63,210)
                                                    ===============  ===============  ===============  ===============

                                                       PROFUND VP      PROFUND VP       PROFUND VP
                                                       TECHNOLOGY      FINANCIAL        HEALTHCARE
                                                        DIVISION        DIVISION         DIVISION
                                                    ---------------  ---------------  ---------------
                                                      PERIOD FROM     PERIOD FROM       PERIOD FROM
                                                     MAY 2, 2002(a)  MAY 8, 2002(a)   MAY 22, 2002(a)
                                                           TO              TO                TO
                                                    TO DECEMBER 31,  TO DECEMBER 31,  TO DECEMBER 31,
                                                          2002            2002              2002
                                                    ---------------  ---------------  ---------------
Investment Income:
    Dividend income                                 $             -  $             -  $             -

Expenses:
    Mortality and expense risk charge                         2,739            2,516            2,144
                                                    ---------------  ---------------  ---------------
          Net investment income (loss)                       (2,739)          (2,516)          (2,144)
                                                    ---------------  ---------------  ---------------

Realized gain (loss) on investments:
    Net realized gain (loss) on
       sale of fund shares                                 (161,674)         (71,977)         108,452
    Realized gain distributions                                   -                -                -
                                                    ---------------  ---------------  ---------------

    Realized gain (loss)                                   (161,674)         (71,977)         108,452
                                                    ---------------  ---------------  ---------------

    Change in net unrealized loss
       on investments                                      (230,309)         (23,860)         (21,947)
                                                    ---------------  ---------------  ---------------

    Increase (decrease) in net assets
       from operations                              $      (394,722) $       (98,353) $        84,361
                                                    ===============  ===============  ===============

(a)  Commencement of operations

See notes to financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT A

                                                    JPVF GROWTH DIVISION
                                         -------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                         -------------------------------------------
                                              2002           2001           2000
                                         -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment loss                  $    (239,471) $    (304,714) $    (350,113)
    Net realized gain(loss) on
      investments                           (5,476,387)      (691,539)     3,362,600
    Change in net unrealized gain (loss)
      on investments                        (3,313,850)   (15,134,412)    (9,399,918)
                                         -------------  -------------  -------------
Increase (decrease) in net assets from
    operations                              (9,029,708)   (16,130,665)    (6,387,431)

Contractholder transactions--Note G:
    Transfers of net premiums                7,508,219     10,617,057      9,567,778
    Transfers from/to General Account
       and within Separate Account, net     (7,346,166)       884,244     22,921,819
    Transfers of cost of insurance          (3,888,583)    (4,217,403)    (2,693,019)
    Transfers on account of death              (41,906)       (17,247)      (275,452)
    Transfers on account of other
       terminations                           (375,859)      (305,865)       (80,267)
                                         -------------  -------------  -------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                            (4,144,295)     6,960,786     29,440,859

Net increase (decrease) in net assets      (13,174,003)    (9,169,879)    23,053,428
                                         -------------  -------------  -------------

Balance at beginning of period              35,788,166     44,958,045     21,904,617
                                         -------------  -------------  -------------

Balance at end of period                 $  22,614,163  $  35,788,166  $  44,958,045
                                         =============  =============  =============

                                               JPVF EMERGING GROWTH DIVISION           JPVF MID-CAP GROWTH DIVISION
                                         -------------------------------------------  ------------------------------
                                                                                                       PERIOD FROM
                                                                                                      MAY 1, 2001(a)
                                                   YEAR ENDED DECEMBER 31,              YEAR ENDED          TO
                                         -------------------------------------------   DECEMBER 31,    DECEMBER 31,
                                              2002           2001           2000           2002            2001
                                         -------------  -------------  -------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment loss                  $    (679,071) $    (917,323) $  (1,356,635) $      (38,007) $       (5,445)
    Net realized gain(loss) on
      investments                           (8,506,277)    23,514,397     20,122,553      (1,344,135)        (22,163)
    Change in net unrealized gain (loss)
      on investments                       (25,282,234)   (72,939,406)   (51,422,188)       (969,433)         35,369
                                         -------------  -------------  -------------  --------------  --------------
Increase (decrease) in net assets from
    operations                             (34,467,582)   (50,342,332)   (32,656,270)     (2,351,575)          7,761

Contractholder transactions--Note G:
    Transfers of net premiums               16,411,052     23,671,693     23,206,293       1,116,020         313,887
    Transfers from/to General Account
       and within Separate Account, net    (10,951,449)     3,375,107      1,772,323       4,580,619       2,337,564
    Transfers of cost of insurance          (7,657,922)    (8,730,858)    (8,236,945)       (524,078)        (76,945)
    Transfers on account of death             (238,264)      (169,821)      (359,625)           (530)              -
    Transfers on account of other
       terminations                           (765,251)      (676,835)    (1,206,056)        (55,648)         (7,616)
                                         -------------  -------------  -------------  --------------  --------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                            (3,201,834)    17,469,286     15,175,990       5,116,383       2,566,890

Net increase (decrease) in net assets      (37,669,416)   (32,873,046)   (17,480,280)      2,764,808       2,574,651
                                         -------------  -------------  -------------  --------------  --------------

Balance at beginning of period              99,829,199    132,702,245    150,182,525       2,574,651               -
                                         -------------  -------------  -------------  --------------  --------------

Balance at end of period                 $  62,159,783  $  99,829,199  $ 132,702,245  $    5,339,459  $    2,574,651
                                         =============  =============  =============  ==============  ==============

(a) Commencement of operations

See notes to financial Statements.

                                                 JPVF CAPITAL GROWTH DIVISION                    JPVF GLOBAL HARD ASSETS
                                           -------------------------------------------  -------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                           -------------------------------------------  -------------------------------------------
                                               2002           2001           2000           2002           2001           2000
                                           -------------  -------------  -------------  -------------  -------------  -------------
DECREASE IN NET ASSETS

Operations:
    Net investment gain (loss)             $  (1,500,496) $  (2,125,662) $  (2,952,914) $      37,387  $      45,409  $      18,551
    Net realized gain (loss) on
      investments                             (5,614,225)    20,010,130     22,064,375       (170,344)       (92,878)      (422,997)
    Change in net unrealized gain (loss)
      on investments                         (60,851,885)   (93,285,337)   (66,896,238)       583,189       (610,415)       754,710
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
    operations                               (67,966,606)   (75,400,869)   (47,784,777)       450,232       (657,884)       350,263

Contractholder transactions--Note G:
    Transfers of net premiums                 30,521,281     41,761,288     44,411,170        226,985        813,772        951,609
    Transfers from/to General Account
      and within Separate Account, net       (21,450,880)   (14,253,789)    (2,802,881)    (4,718,709)      (525,519)    (1,222,633)
    Transfers of cost of insurance           (15,567,611)   (17,938,787)   (16,900,670)      (124,588)      (441,443)      (428,116)
    Transfers on account of death               (651,081)      (682,475)      (498,478)       (17,201)        (7,600)       (15,262)
    Transfers on account of other
      terminations                            (2,003,666)    (2,285,132)    (3,093,260)        (6,644)       (20,761)      (101,890)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                              (9,151,957)     6,601,105     21,115,881     (4,640,157)      (181,551)      (816,292)

Net decrease in net assets                   (77,118,563)   (68,799,764)   (26,668,896)    (4,189,925)      (839,435)      (466,029)
                                           -------------  -------------  -------------  -------------  -------------  -------------

Balance at beginning of period               217,850,701    286,650,465    313,319,361      4,189,925      5,029,360      5,495,389
                                           -------------  -------------  -------------  -------------  -------------  -------------

Balance at end of period                   $ 140,732,138  $ 217,850,701  $ 286,650,465  $           -  $   4,189,925  $   5,029,360
                                           =============  =============  =============  =============  =============  =============

                                                        JPVF SMALL COMPANY DIVISION
                                               ----------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------
                                                    2002            2001            2000
                                               --------------  --------------  --------------
DECREASE IN NET ASSETS

Operations:
    Net investment gain (loss)                 $     (541,146) $     (639,283) $     (744,921)
    Net realized gain (loss) on
      investments                                  (4,483,536)     (4,147,915)       (482,999)
    Change in net unrealized gain (loss)
      on investments                              (16,804,669)     (2,377,444)    (15,786,218)
                                               --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                                    (21,829,351)     (7,164,642)    (17,014,138)

Contractholder transactions--Note G:
    Transfers of net premiums                       9,491,745      11,503,657      11,362,805
    Transfers from/to General Account
      and within Separate Account, net             (7,398,571)     (1,240,423)     (1,700,830)
    Transfers of cost of insurance                 (5,291,654)     (5,187,233)     (4,790,620)
    Transfers on account of death                    (206,253)       (116,905)       (186,760)
    Transfers on account of other
      terminations                                   (930,435)       (638,874)     (1,020,848)
                                               --------------  --------------  --------------
Net increase (decrease) in net assets
    derived from contractholder transactions       (4,335,168)      4,320,222       3,663,747

Net decrease in net assets                        (26,164,519)     (2,844,420)    (13,350,391)
                                               --------------  --------------  --------------

Balance at beginning of period                     74,481,860      77,326,280      90,676,671
                                               --------------  --------------  --------------

Balance at end of period                       $   48,317,341  $   74,481,860  $   77,326,280
                                               ==============  ==============  ==============

See notes to financial statements.

                                                          JPVF MID-CAP VALUE
                                                               DIVISION                      JPVF S&P 500 INDEX DIVISION
                                                    ------------------------------  ----------------------------------------------
                                                                     PERIOD FROM                                     PERIOD FROM
                                                                    MAY 1, 2001(a)                                  MAY 1, 2000(a)
                                                      YEAR ENDED          TO            YEAR ENDED DECEMBER 31,           TO
                                                     DECEMBER 31,    DECEMBER 31,   ------------------------------   DECEMBER 31,
                                                         2002            2001            2002            2001            2000
                                                    --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                    $     (123,931) $      (19,690) $      342,598  $     (233,982) $     (795,862)
    Net realized loss on
      investments                                         (582,679)        (20,476)     (6,775,090)     (1,883,367)       (192,057)
    Change in net unrealized gain (loss)
      on investments                                    (2,022,891)        471,416     (29,833,526)    (16,600,149)    (11,461,616)
                                                    --------------  --------------  --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                                          (2,729,501)        431,250     (36,266,018)    (18,717,498)    (12,449,535)

Contractholder transactions--Note G:
    Transfers of net premiums                            1,811,898         809,646      31,060,878      34,363,866      46,672,630
    Transfers from/to General Account
      and within Separate Account, net                   6,181,297       8,443,130       9,535,187      15,189,121      99,956,538
    Transfers of cost of insurance                      (1,223,795)       (174,492)    (16,180,576)    (12,931,064)     (6,427,808)
    Transfers on account of death                           (7,757)         (4,619)       (345,580)       (247,448)        (49,171)
    Transfers on account of other
      terminations                                         (70,859)        (16,145)     (1,358,975)       (809,409)       (924,582)
                                                    --------------  --------------  --------------  --------------  --------------
Net increase in net assets derived from
    contractholder transactions                          6,690,784       9,057,520      22,710,934      35,565,066     139,227,607

Net increase (decrease) in net assets                    3,961,283       9,488,770     (13,555,084)     16,847,568     126,778,072
                                                    --------------  --------------  --------------  --------------  --------------

Balance at beginning of period                           9,488,770               -     143,625,640     126,778,072               -
                                                    --------------  --------------  --------------  --------------  --------------

Balance at end of period                            $   13,450,053  $    9,488,770  $  130,070,556  $  143,625,640  $  126,778,072
                                                    ==============  ==============  ==============  ==============  ==============

                                                          JPVF SMALL-CAP VALUE
                                                                DIVISION
                                                    ------------------------------
                                                                     PERIOD FROM
                                                                    MAY 1, 2001(a)
                                                      YEAR ENDED          TO
                                                     DECEMBER 31,    DECEMBER 31,
                                                         2002            2001
                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                    $     (134,069) $      (21,235)
    Net realized loss on
      investments                                         (696,995)        (13,505)
    Change in net unrealized gain (loss)
      on investments                                    (1,904,165)        350,321
                                                    --------------  --------------
Increase (decrease) in net assets from
    operations                                          (2,735,229)        315,581

Contractholder transactions--Note G:
    Transfers of net premiums                            1,944,014         798,336
    Transfers from/to General Account
      and within Separate Account, net                   4,868,317      10,564,303
    Transfers of cost of insurance                      (1,309,448)       (192,977)
    Transfers on account of death                          (16,103)              -
    Transfers on account of other
      terminations                                         (67,284)        (32,220)
                                                    --------------  --------------
Net increase in net assets derived from
    contractholder transactions                          5,419,496      11,137,442

Net increase (decrease) in net assets                    2,684,267      11,453,023
                                                    --------------  --------------

Balance at beginning of period                          11,453,023               -
                                                    --------------  --------------

Balance at end of period                            $   14,137,290  $   11,453,023
                                                    ==============  ==============

(a) Commencement of operations

See notes to financial statements.

                                                    JPVF VALUE DIVISION                   JPVF INTERNATIONAL EQUITY DIVISION
                                         -------------------------------------------  -------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                     YEAR ENDED DECEMBER 31,
                                         -------------------------------------------  -------------------------------------------
                                             2002            2001          2000           2002           2001            2000
                                         -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)         $      56,466  $      15,362  $     (32,311) $    (195,965) $    (223,986) $    (231,598)
    Net realized gain (loss) on
      investments                             (730,878)       848,215      6,813,269     (1,501,141)    (2,316,317)     1,899,662
    Change in net unrealized loss
      on investments                       (16,310,643)      (783,682)    (1,813,590)    (4,324,804)    (4,671,230)    (8,985,478)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
    operations                             (16,985,055)        79,895      4,967,368     (6,021,910)    (7,211,533)    (7,317,414)

Contractholder transactions--Note G:
    Transfers of net premiums               10,686,830     11,611,155      9,379,960      5,159,561      7,334,900      6,666,735
    Transfers from/to General Account
      and within Separate Account, net      (8,717,756)     9,113,440     (5,240,545)    (1,302,492)     1,778,026      7,405,625
    Transfers of cost of insurance          (6,031,242)    (5,338,780)    (3,589,313)    (2,474,599)    (2,447,096)    (1,741,233)
    Transfers on account of death             (303,598)      (222,456)      (178,766)       (70,962)        (6,500)       (55,212)
    Transfers on account of other
      terminations                            (619,077)      (536,732)      (662,267)      (337,296)      (202,013)       (91,893)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                            (4,984,843)    14,626,627       (290,931)       974,212      6,457,317     12,184,022

Net increase (decrease) in net assets      (21,969,898)    14,706,522      4,676,437     (5,047,698)      (754,216)     4,866,608
                                         -------------  -------------  -------------  -------------  -------------  -------------

Balance at beginning of period              78,511,343     63,804,821     59,128,384     25,533,790     26,288,006     21,421,398
                                         -------------  -------------  -------------  -------------  -------------  -------------

Balance at end of period                 $  56,541,445  $  78,511,343  $  63,804,821  $  20,486,092  $  25,533,790  $  26,288,006
                                         =============  =============  =============  =============  =============  =============

                                               JPVF WORLD GROWTH STOCK DIVISION
                                         ----------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------
                                              2002            2001            2000
                                         --------------  --------------  --------------
Operations:
    Net investment income (loss)         $      317,427  $      854,777  $      593,448
    Net realized gain (loss) on
      investments                            (1,549,510)     15,764,952       4,324,298
    Change in net unrealized loss
      on investments                        (18,186,376)    (25,732,165)     (4,082,789)
                                         --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                              (19,418,459)     (9,112,436)        834,957

Contractholder transactions--Note G:
    Transfers of net premiums                11,881,101      13,554,606      15,071,399
    Transfers from/to General Account
      and within Separate Account, net       (5,212,706)     (9,530,866)     (9,527,656)
    Transfers of cost of insurance           (8,046,214)     (7,673,705)     (6,718,125)
    Transfers on account of death              (371,323)       (199,008)       (436,749)
    Transfers on account of other
      terminations                           (1,396,239)     (1,352,555)     (1,392,772)
                                         --------------  --------------  --------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                             (3,145,381)     (5,201,528)     (3,003,903)

Net increase (decrease) in net assets       (22,563,840)    (14,313,964)     (2,168,946)
                                         --------------  --------------  --------------

Balance at beginning of period              111,074,911     125,388,875     127,557,821
                                         --------------  --------------  --------------

Balance at end of period                 $   88,511,071  $  111,074,911  $  125,388,875
                                         ==============  ==============  ==============

See notes to financial statements.

                                                   JPVF BALANCED DIVISION                    JPVF HIGH YIELD BOND DIVISION
                                         -------------------------------------------  -------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                         -------------------------------------------  -------------------------------------------
                                              2002           2001           2000           2002           2001           2000
                                         -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE)  IN NET ASSETS

Operations:
    Net investment income (loss)         $     808,120  $     816,599  $     470,705  $     (83,752) $     945,595  $     445,900
    Net realized gain (loss) on
       investments                            (575,639)     2,167,191      2,806,376     (1,057,742)      (670,544)      (180,987)
    Change in net unrealized gain (loss)
       on investments                       (3,839,520)    (5,479,476)    (4,300,965)     1,244,677       (423,719)      (820,279)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
    operations                              (3,607,039)    (2,495,686)    (1,023,884)       103,183       (148,668)      (555,365)

Contractholder transactions--Note G:
    Transfers of net premiums                8,348,470      9,562,844      5,702,158      1,659,455      2,208,555      1,108,847
    Transfers from/to General Account
       and within Separate Account, net       (863,431)       407,634      1,598,796       (167,006)     4,030,114       (237,886)
    Transfers of cost of insurance          (4,739,370)    (4,003,679)    (2,430,919)      (970,453)      (839,764)      (350,673)
    Transfers on account of death             (307,810)      (135,713)       (30,573)       (28,138)       (14,739)           (19)
    Transfers on account of other
       terminations                           (632,593)      (456,300)      (284,620)      (169,277)       (41,420)       (20,769)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                             1,805,266      5,374,786      4,554,842        324,581      5,342,746        499,500

Net increase (decrease) in net assets       (1,801,773)     2,879,100      3,530,958        427,764      5,194,078        (55,865)
                                         -------------  -------------  -------------  -------------  -------------  -------------

Balance at beginning of period              48,761,321     45,882,221     42,351,263     10,855,720      5,661,642      5,717,507
                                         -------------  -------------  -------------  -------------  -------------  -------------

Balance at end of period                 $  46,959,548  $  48,761,321  $  45,882,221  $  11,283,484  $  10,855,720  $   5,661,642
                                         =============  =============  =============  =============  =============  =============

                                                  JPVF MONEY MARKET DIVISION
                                         ----------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------
                                              2002            2001            2000
                                         --------------  --------------  --------------
INCREASE (DECREASE)  IN NET ASSETS

Operations:
    Net investment income (loss)         $      807,202  $      906,848  $      815,117
    Net realized gain (loss) on
       investments                             (196,114)         58,019         337,672
    Change in net unrealized gain (loss)
       on investments                          (414,646)        (37,017)       (124,029)
                                         --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                                  196,442         927,850       1,028,760

Contractholder transactions--Note G:
    Transfers of net premiums                16,172,300      13,053,447       5,787,297
    Transfers from/to General Account
       and within Separate Account, net      (4,673,535)     10,993,853      (7,740,520)
    Transfers of cost of insurance           (5,623,359)     (3,938,558)     (1,492,776)
    Transfers on account of death               (12,604)         (3,788)       (166,888)
    Transfers on account of other
       terminations                            (798,996)       (235,155)       (306,010)
                                         --------------  --------------  --------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                              5,063,806      19,869,799      (3,918,897)

Net increase (decrease) in net assets         5,260,248      20,797,649      (2,890,137)
                                         --------------  --------------  --------------

Balance at beginning of period               41,818,779      21,021,130      23,911,267
                                         --------------  --------------  --------------

Balance at end of period                 $   47,079,027  $   41,818,779  $   21,021,130
                                         ==============  ==============  ==============

See notes to financial statements.

                                                AMERICAN CENTURY VP
                                               INTERNATIONAL DIVISION           AYCO GROWTH DIVISION
                                           ------------------------------  ------------------------------
                                                            PERIOD FROM                     PERIOD FROM
                                                          MAY 10, 2001(a)                 MAY 14, 2001(a)
                                            YEAR ENDED          TO           YEAR ENDED          TO
                                           DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                               2002            2001             2002            2001
                                           -------------  ---------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)           $      (3,992)  $      (2,074)  $      (7,070)  $         269
    Net realized gain (loss) on
      investments                               (118,232)         (3,942)       (212,295)        (19,598)
    Change in net unrealized gain (loss)
      on investments                            (227,026)        (23,284)       (289,498)        (48,163)
                                           -------------   -------------   -------------   -------------
Increase (decrease) in net assets from
    operations                                  (349,250)        (29,300)       (508,863)        (67,492)

Contractholder transactions--Note G:
    Transfers of net premiums                    564,221         190,153         624,401         233,953
    Transfers from/to General Account
      and within Separate Account, net         2,338,702         763,846          57,534       1,249,251
    Transfers of cost of insurance              (270,761)        (45,960)       (267,288)        (78,183)
    Transfers on account of death                   (628)              -               -               -
    Transfers on account of other
      terminations                               (15,307)           (418)        (28,627)          1,969
                                           -------------   -------------   -------------   -------------
Net increase in net assets derived
    from contractholder transactions           2,616,227         907,621         386,020       1,406,990

Net increase (decrease) in net assets          2,266,977         878,321        (122,843)      1,339,498
                                           -------------   -------------   -------------   -------------

Balance at beginning of period                   878,321               -       1,339,498               -
                                           -------------   -------------   -------------   -------------

Balance at end of period                   $   3,145,298   $     878,321   $   1,216,655   $   1,339,498
                                           =============   =============   =============   =============

                                                 FIDELITY VIP GROWTH DIVISION              FIDELITY VIP EQUITY-INCOME DIVISION
                                           -------------------------------------------  -------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                           -------------------------------------------  -------------------------------------------
                                               2002           2001           2000           2002           2001           2000
                                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)           $    (233,128) $    (336,717) $    (426,925) $     224,748  $     114,050  $      51,768
    Net realized gain (loss) on
      investments                             (4,311,027)     1,051,026      5,808,924     (1,102,395)      (139,462)       532,382
    Change in net unrealized gain (loss)
      on investments                         (10,294,213)    (9,701,970)   (12,947,695)    (5,321,324)    (2,185,999)       710,866
                                           -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
    operations                               (14,838,368)    (8,987,661)    (7,565,696)    (6,198,971)    (2,211,411)     1,295,016

Contractholder transactions--Note G:
    Transfers of net premiums                 11,109,863     12,754,366     12,312,261      6,367,163      6,503,461      3,896,235
    Transfers from/to General Account
      and within Separate Account, net        (1,958,916)    (5,277,961)     7,241,571      3,779,535      8,416,756      6,031,526
    Transfers of cost of insurance            (5,177,226)    (5,226,111)    (3,898,371)    (3,508,944)    (2,814,115)    (1,165,558)
    Transfers on account of death               (153,313)      (114,202)       (56,144)       (56,068)       (34,549)        (1,099)
    Transfers on account of other
      terminations                              (495,529)      (336,915)      (524,075)      (252,243)      (165,648)       (94,131)
                                           -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets derived
    from contractholder transactions           3,324,879      1,799,177     15,075,242      6,329,443     11,905,905      8,666,973

Net increase (decrease) in net assets        (11,513,489)    (7,188,484)     7,509,546        130,472      9,694,494      9,961,989
                                           -------------  -------------  -------------  -------------  -------------  -------------

Balance at beginning of period                45,769,037     52,957,521     45,447,975     29,263,161     19,568,667      9,606,678
                                           -------------  -------------  -------------  -------------  -------------  -------------

Balance at end of period                   $  34,255,548  $  45,769,037  $  52,957,521  $  29,393,633  $  29,263,161  $  19,568,667
                                           =============  =============  =============  =============  =============  =============

(a) Commencement of operations

See notes to financial Statements.

                                             FIDELITY VIP HIGH INCOME DIVISION            FIDELITY VIP CONTRAFUND DIVISION
                                         -------------------------------------------  -------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                         -------------------------------------------  -------------------------------------------
                                             2002           2001           2000           2002           2001           2000
                                         -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)         $      80,316  $     120,235  $     100,141  $     (37,113) $     (72,615) $    (397,267)
    Net realized gain (loss) on
       investments                            (142,402)       (81,067)       (78,081)    (2,575,186)     1,558,376      8,564,288
    Change in net unrealized gain (loss)
       on investments                           77,909       (165,591)      (362,423)    (5,180,066)   (11,152,353)   (13,587,712)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
    operations                                  15,823       (126,423)      (340,364)    (7,792,365)    (9,666,592)    (5,420,691)

Contractholder transactions--Note G:
    Transfers of net premiums                     (122)           265          1,315     13,802,211     15,220,208     14,891,160
    Transfers from/to General Account
       and within Separate Account, net        (87,246)       (51,738)      (282,208)    (5,261,934)    (1,089,914)     4,184,142
    Transfers of cost of insurance             (42,918)       (45,606)       (54,301)    (6,927,620)    (6,101,543)    (4,656,439)
    Transfers on account of death                 (511)           (12)             -       (139,537)      (109,272)       (41,957)
    Transfers on account of other
       terminations                             (9,849)        (3,536)       (14,037)      (746,473)      (465,535)      (725,637)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                              (140,646)      (100,627)      (349,231)       726,647      7,453,944     13,651,269

Net increase (decrease) in net assets         (124,823)      (227,050)      (689,595)    (7,065,718)    (2,212,648)     8,230,578
                                         -------------  -------------  -------------  -------------  -------------  -------------

Balance at beginning of period                 839,213      1,066,263      1,755,858     71,018,431     73,231,079     65,000,501
                                         -------------  -------------  -------------  -------------  -------------  -------------

Balance at end of period                 $     714,390  $     839,213  $   1,066,263  $  63,952,713  $  71,018,431  $  73,231,079
                                         =============  =============  =============  =============  =============  =============

                                                MFS VIT RESEARCH SERIES DIVISION
                                         ----------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------
                                              2002            2001            2000
                                         --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)         $      (89,887) $     (174,585) $     (165,728)
    Net realized gain (loss) on
       investments                           (1,650,372)        521,447       1,066,574
    Change in net unrealized gain (loss)
       on investments                        (2,965,939)     (6,103,869)     (3,447,864)
                                         --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                               (4,706,198)     (5,757,007)     (2,547,018)

Contractholder transactions--Note G:
    Transfers of net premiums                 3,822,557       5,750,100       4,586,794
    Transfers from/to General Account
       and within Separate Account, net      (1,991,333)     (5,462,500)     15,172,830
    Transfers of cost of insurance           (1,868,970)     (2,100,579)     (1,374,450)
    Transfers on account of death               (55,434)        (67,280)           (407)
    Transfers on account of other
       terminations                            (284,699)       (149,677)        (63,277)
                                         --------------  --------------  --------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                               (377,879)     (2,029,936)     18,321,490

Net increase (decrease) in net assets        (5,084,077)     (7,786,943)     15,774,472
                                         --------------  --------------  --------------

Balance at beginning of period               18,692,541      26,479,484      10,705,012
                                         --------------  --------------  --------------

Balance at end of period                 $   13,608,464  $   18,692,541  $   26,479,484
                                         ==============  ==============  ==============

See notes to financial statements.

                                             MFS VIT UTILITIES SERIES DIVISION          OPPENHEIMER STRATEGIC BOND/VA DIVISION
                                         -------------------------------------------  -------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                         -------------------------------------------  -------------------------------------------
                                              2002           2001           2000           2002           2001           2000
                                         -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income                $     269,465  $     499,835  $       1,118  $     365,094  $      79,333  $     239,642
    Net realized gain (loss) on
       investments                          (2,105,349)       950,831      1,479,910       (432,490)       106,952        (34,163)
    Change in net unrealized gain (loss)
       on investments                       (2,606,156)    (7,616,458)      (673,819)       162,935        (18,716)      (146,954)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
    operations                              (4,442,040)    (6,165,792)       807,209         95,539        167,569         58,525

Contractholder transactions--Note G:
    Transfers of net premiums                4,426,211      5,984,627      3,914,237        432,502      1,135,262      1,327,863
    Transfers from/to General Account
       and within Separate Account, net     (2,611,944)       873,856      5,095,485     (5,043,595)      (159,354)       168,395
    Transfers of cost of insurance          (2,159,403)    (2,514,201)    (1,367,572)      (147,261)      (534,868)      (313,517)
    Transfers on account of death             (118,003)       (61,140)           (39)             -         (3,825)          (472)
    Transfers on account of other
       terminations                           (240,510)      (113,138)       (50,043)       (82,073)       (35,088)       (21,449)
                                         -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                              (703,649)     4,170,004      7,592,068     (4,840,427)       402,127      1,160,820

Net increase (decrease) in net assets       (5,145,689)    (1,995,788)     8,399,277     (4,744,888)       569,696      1,219,345
                                         -------------  -------------  -------------  -------------  -------------  -------------

Balance at beginning of period              19,177,301     21,173,089     12,773,812      4,744,888      4,175,192      2,955,847
                                         -------------  -------------  -------------  -------------  -------------  -------------

Balance at end of period                 $  14,031,612  $  19,177,301  $  21,173,089  $           -  $   4,744,888  $   4,175,192
                                         =============  =============  =============  =============  =============  =============

                                                  OPPENHEIMER BOND/VA DIVISION
                                         ----------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------
                                               2002            2001            2000
                                         --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income                $    1,765,370  $    1,602,724  $    1,429,217
    Net realized gain (loss) on
       investments                           (2,264,127)       (427,596)       (194,080)
    Change in net unrealized gain (loss)
       on investments                           547,433         462,079        (172,794)
                                         --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                                   48,676       1,637,207       1,062,343

Contractholder transactions--Note G:
    Transfers of net premiums                 1,201,598       4,092,646       4,133,053
    Transfers from/to General Account
       and within Separate Account, net     (25,201,846)     (2,896,056)      1,318,403
    Transfers of cost of insurance             (545,989)     (1,986,952)     (1,385,568)
    Transfers on account of death               (25,696)        (32,826)        (23,511)
    Transfers on account of other
       terminations                            (200,833)       (266,859)       (359,880)
                                         --------------  --------------  --------------
Net increase (decrease) in net assets
    derived from contractholder
    transactions                            (24,772,766)     (1,090,047)      3,682,497

Net increase (decrease) in net assets       (24,724,090)        547,160       4,744,840
                                         --------------  --------------  --------------

Balance at beginning of period               24,724,090      24,176,930      19,432,090
                                         --------------  --------------  --------------

Balance at end of period                 $            -  $   24,724,090  $   24,176,930
                                         ==============  ==============  ==============

See notes to financial statements.

                                                      PIMCO TOTAL RETURN DIVISION       TEMPLETON FOREIGN SECURITIES DIVISION
                                                    ------------------------------  ----------------------------------------------
                                                                     PERIOD FROM
                                                                    MAY 1, 2001(a)
                                                      YEAR ENDED          TO                   YEAR ENDED DECEMBER 31,
                                                     DECEMBER 31,    DECEMBER 31,   ----------------------------------------------
                                                         2002            2001            2002            2001            2000
                                                    --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                    $    1,367,821  $      147,886  $      537,897  $    1,412,570  $      761,520
    Net realized gain (loss)
       on investments                                      960,796         252,043      (5,139,517)     13,309,488       8,394,244
    Change in net unrealized gain (loss)
       on investments                                    1,227,499        (198,085)     (7,651,900)    (26,911,075)    (11,224,839)
                                                    --------------  --------------  --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                                           3,556,116         201,844     (12,253,520)    (12,189,017)     (2,069,075)

Contractholder transactions--Note G:
    Transfers of net premiums                           18,095,537       1,409,247       9,748,465      11,249,197      11,124,240
    Transfers from/to General Account
       and within Separate Account, net                 42,821,215       9,876,282      (2,861,826)     (3,950,284)       (102,374)
    Transfers of cost of insurance                      (4,601,540)       (490,460)     (4,505,911)     (4,318,703)     (3,550,597)
    Transfers on account of death                          (91,586)              -        (276,089)        (77,054)       (189,670)
    Transfers on account of other
       terminations                                       (674,050)        (18,398)       (515,254)       (409,507)       (437,759)
                                                    --------------  --------------  --------------  --------------  --------------
Net increase in net assets derived
    from contractholder transactions                    55,549,576      10,776,671       1,589,385       2,493,649       6,843,840

Net increase (decrease) in net assets                   59,105,692      10,978,515     (10,664,135)     (9,695,368)      4,774,765
                                                    --------------  --------------  --------------  --------------  --------------

Balance at beginning of period                          10,978,515               -      63,623,827      73,319,195      68,544,430
                                                    --------------  --------------  --------------  --------------  --------------

Balance at end of period                            $   70,084,207  $   10,978,515  $   52,959,692  $   63,623,827  $   73,319,195
                                                    ==============  ==============  ==============  ==============  ==============

                                                     T. ROWE PRICE     AMERICAN
                                                        MID-CAP        CENTURY
                                                     GROWTH VIP II     VP VALUE
                                                       DIVISION        DIVISION
                                                    --------------  --------------
                                                     PERIOD FROM     PERIOD FROM
                                                    MAY 2, 2002(a)  MAY 2, 2002(a)
                                                          TO              TO
                                                     DECEMBER 31,    DECEMBER 31,
                                                         2002            2002
                                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                    $       (3,899) $       (4,020)
    Net realized gain (loss)
       on investments                                       (2,759)        (30,827)
    Change in net unrealized gain (loss)
       on investments                                        4,327          15,945
                                                    --------------  --------------
Increase (decrease) in net assets from
    operations                                              (2,331)        (18,902)

Contractholder transactions--Note G:
    Transfers of net premiums                             (154,562)       (609,274)
    Transfers from/to General Account
       and within Separate Account, net                  2,419,996       2,482,781
    Transfers of cost of insurance                         (49,052)        (76,970)
    Transfers on account of death                                -               -
    Transfers on account of other
       terminations                                         (6,507)        (14,018)
                                                    --------------  --------------
Net increase in net assets derived
    from contractholder transactions                     2,209,875       1,782,519

Net increase (decrease) in net assets                    2,207,544       1,763,617
                                                    --------------  --------------

Balance at beginning of period                                   -               -
                                                    --------------  --------------

Balance at end of period                            $    2,207,544  $    1,763,617
                                                    ==============  ==============

(a) Commencement of operations

See notes to financial statements.

                                                       VANGUARD        VANGUARD        VANGUARD      SCUDDER VIT
                                                       VIF SMALL     VIF MID-CAP       VIF REIT       SMALL CAP
                                                    COMPANY GROWTH      INDEX           INDEX           INDEX
                                                       DIVISION        DIVISION        DIVISION        DIVISION
                                                    --------------  --------------  --------------  --------------
                                                     PERIOD FROM     PERIOD FROM     PERIOD FROM     PERIOD FROM
                                                    MAY 2, 2002(a)  MAY 1, 2002(a)  MAY 2, 2002(a)  MAY 1, 2002(a)
                                                          TO              TO              TO              TO
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2002            2002            2002            2002
                                                    --------------  --------------  --------------  --------------
INCREASE IN NET ASSETS

Operations:
    Net investment income (loss)                    $       (6,265) $      (10,026) $      (21,546) $       11,871
    Net realized gain (loss)
       on investments                                      (12,850)        (15,242)        (63,171)         (1,074)
    Change in net unrealized loss
       on investments                                      (76,729)       (179,813)        (51,132)        (74,007)
                                                    --------------  --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                                             (95,844)       (205,081)       (135,849)        (63,210)

Contractholder transactions--Note G:
    Transfers of net premiums                             (634,064)        420,447         800,610        (744,819)
    Transfers from/to General Account
       and within Separate Account, net                  3,409,223       3,552,271       6,654,632       2,606,807
    Transfers of cost of insurance                         (74,005)       (130,490)       (314,660)        (52,413)
    Transfers on account of death                                -               -          (1,800)              -
    Transfers on account of other
       terminations                                        (11,717)         (8,172)         12,128          (4,315)
                                                    --------------  --------------  --------------  --------------
Net increase in net assets derived
    from contractholder transactions                     2,689,437       3,834,056       7,150,910       1,805,260

Net increase in net assets                               2,593,593       3,628,975       7,015,061       1,742,050
                                                    --------------  --------------  --------------  --------------

Balance at beginning of period                                   -               -               -               -
                                                    --------------  --------------  --------------  --------------

Balance at end of period                            $    2,593,593  $    3,628,975  $    7,015,061  $    1,742,050
                                                    ==============  ==============  ==============  ==============

                                                       PROFUND VP      PROFUND VP      PROFUND VP
                                                       TECHNOLOGY       FINANCIAL      HEALTHCARE
                                                        DIVISION        DIVISION        DIVISION
                                                     --------------  --------------  --------------
                                                      PERIOD FROM     PERIOD FROM      PERIOD FROM
                                                     MAY 2, 2002(a)  MAY 8, 2002(a)  MAY 22, 2002(a)
                                                           TO              TO              TO
                                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                          2002            2002            2002
                                                     --------------  --------------  ---------------
INCREASE IN NET ASSETS

Operations:
    Net investment income (loss)                     $       (2,739) $       (2,516) $       (2,144)
    Net realized gain (loss)
       on investments                                      (161,674)        (71,977)        108,452
    Change in net unrealized loss
       on investments                                      (230,309)        (23,860)        (21,947)
                                                     --------------  --------------  --------------
Increase (decrease) in net assets from
    operations                                             (394,722)        (98,353)         84,361

Contractholder transactions--Note G:
    Transfers of net premiums                                81,094        (381,494)         89,523
    Transfers from/to General Account
       and within Separate Account, net                   2,363,287       1,212,217         765,758
    Transfers of cost of insurance                          (35,416)        (24,243)        (36,494)
    Transfers on account of death                                 -               -               -
    Transfers on account of other
       terminations                                         (13,218)        (12,960)        (11,539)
                                                     --------------  --------------  --------------
Net increase in net assets derived
    from contractholder transactions                      2,395,747         793,520         807,248

Net increase in net assets                                2,001,025         695,167         891,609
                                                     --------------  --------------  --------------

Balance at beginning of period                                    -               -               -
                                                     --------------  --------------  --------------

Balance at end of period                             $    2,001,025  $      695,167  $      891,609
                                                     ==============  ==============  ==============

(a) Commencement of operations

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF Separate Account A

                                December 31, 2002

NOTE A--ORGANIZATION OF ACCOUNT

Jefferson Pilot Financial Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2002, the Separate Account is comprised of thirty-three investment divisions, fourteen of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., one of which invests in the Templeton Foreign Securities Fund, four of which invest in certain Fidelity Portfolios, two of which invest in certain MFS VIT Funds, two of which invest in certain American Century VP Funds, one of which invests in the Ayco Growth Fund, one of which invests in the PIMCO Total Return Portfolio, three of which invest in certain ProFund VP Funds, one of which invests in the Scudder VIT

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above thirty-three portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES: Currently, the Separate Account contains the net assets of three variable insurance policies, Ensemble, Ensemble II, and Ensemble III. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed .6%, .9%, and .6% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble, Ensemble II, and Ensemble III, respectively.

Additionally, during the year ended December 31, 2002, JPVF Portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                       FIRST $200    NEXT $1.10    OVER $1.30
PORTFOLIO                    MILLION      BILLION        BILLION
------------------------------------------------------------------
Emerging Growth               0.80%         0.75%         0.70%
Small Company                 0.75%         0.70%         0.65%
International Equity          1.00%         1.00%         1.00%
Small-Cap Value               1.30%         1.30%         1.30%
Value                         0.75%         0.70%         0.65%
World Growth Stock            0.75%         0.70%         0.65%
Balanced                      0.75%         0.70%         0.65%
Money Market                  0.50%         0.45%         0.40%

JPVF                        FIRST $100    NEXT $400     OVER $500
PORTFOLIO                    MILLION       MILLION       MILLION
------------------------------------------------------------------
Mid-Cap Growth                0.90%         0.90%         0.90%
Growth                        0.75%         0.75%         0.75%
Capital Growth*               0.85%         0.80%         0.75%
Mid-Cap Value                 1.05%         1.05%         1.05%
S&P 500 Index                 0.24%         0.24%         0.24%
High Yield Bond               0.75%         0.75%         0.75%

* Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio was reduced from 1.00% of the first $200 Million, 0.95% of the next $1.1 Billion, and 0.90% over $1.3 Billion of average daily net assets.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                                       PURCHASES        SALES
                                                                     -------------  -------------
JPVF Growth Division                                                 $   3,287,755  $   7,598,260
JPVF Emerging Growth Division                                            6,048,853      9,811,606
JPVF Mid-Cap Growth Division                                             9,751,298      4,480,787
JPVF Capital Growth Division                                             7,547,665     17,742,176
JPVF Global Hard Assets Division                                           905,369      5,505,499
JPVF Small Company Division                                              6,039,593     10,721,412
JPVF Mid-Cap Value Division                                             19,911,339     12,041,084
JPVF S&P 500 Index Division                                             43,433,954     18,922,070
JPVF Small-Cap Value Division                                           19,267,133     12,573,402
JPVF Value Division                                                      7,210,339     11,775,187
JPVF International Equity Division                                       4,227,304      3,307,873
JPVF World Growth Stock Division                                         7,968,855     10,587,884
JPVF Balanced Division                                                  10,146,932      7,402,779
JPVF High Yield Bond Division                                           11,259,644      9,926,613
JPVF Money Market Division                                              54,779,665     48,345,277
American Century VP International Division                               3,916,024      1,362,045
Ayco Growth Division                                                     1,324,435        953,686
Fidelity VIP Growth Division                                            10,958,233      7,873,721
Fidelity VIP Equity-Income Division                                     16,322,039      7,840,188
Fidelity VIP High Income Division                                           91,314        151,297
Fidelity VIP Contrafund Division                                        15,164,801     14,392,829
MFS VIT Research Series Division                                         2,350,466      2,733,280
MFS VIT Utilities Series Division                                        3,309,925      3,709,502
Oppenheimer Strategic Bond/VA Division                                     629,426      5,105,213
Oppenheimer Bond/VA Division                                             2,411,662     25,401,308
PIMCO Total Return Division                                             71,873,934     24,125,562
Templeton Foreign Securities Division                                   12,575,055     10,380,906
T. Rowe Price Mid-Cap Growth VIP II Division                             3,344,310        906,130
American Century VP Value Division                                       4,754,328      2,178,361
Vanguard VIF Small Company Growth Division                               4,060,570        581,208
Vanguard VIF Mid-Cap Index Division                                      3,931,820        135,706
Vanguard VIF REIT Index Division                                         8,151,627      1,033,103
Scudder VIT Small Cap Index Division                                     3,430,999        758,367
ProFund VP Technology Division                                           3,355,744        962,866
ProFund VP Financial Division                                            3,198,885      1,985,523
ProFund VP Healthcare Division                                           4,382,224      3,577,013

                                                                     -------------  -------------
                                                            Total    $ 391,323,519  $ 306,889,723
                                                                     =============  =============

NOTE D-AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE E-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F-INVESTMENTS

Following is a summary of Fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2002.

                                                             NET ASSET
                                                               VALUE
                                                 SHARES      PER SHARE
                                              ------------  ------------
JPVF Growth Division                             2,371,832      9.534470
JPVF Emerging Growth Division                    6,382,871      9.738530
JPVF Mid-Cap Growth Division                       909,691      5.869530
JPVF Capital Growth Division                     9,093,062     15.476870
JPVF Small Company Division                      4,941,510      9.777850
JPVF Mid-Cap Value Division                      1,569,825      8.567870
JPVF S&P 500 Index Division                     21,217,996      6.130200
JPVF Small-Cap Value Division                    1,467,289      9.634970
JPVF Value Division                              3,714,180     15.223130
JPVF International Equity Division               3,016,320      6.791750
JPVF World Growth Stock Division                 5,258,634     16.831570
JPVF Balanced Division                           4,165,514     11.273410
JPVF High Yield Division                         1,535,924      7.346380
JPVF Money Market Division                       4,356,971     10.805450
American Century VP International Division         603,704      5.210000
Ayco Growth Division                               182,956      6.650000
Fidelity VIP Growth Division                     1,461,414     23.440000
Fidelity VIP Equity-Income Division              1,618,592     18.160000
Fidelity VIP High Income Division                  120,471      5.930000
Fidelity VIP Contrafund Division                 3,533,299     18.100000
MFS VIT Research Series Division                 1,262,381     10.780000
MFS VIT Utilities Series Division                1,166,385     12.030000
PIMCO Total Return Division                      6,850,851     10.230000
Templeton Foreign Securities 1 Division          5,117,608      9.510000
Templeton Foreign Securities 2 Division            455,546      9.420000
T. Rowe Price Mid-Cap Growth VIP II Division       153,729     14.360000
American Century VP Value Division                 288,644      6.110000
Vanguard VIF Small Company Growth Division         216,313     11.990000
Vanguard VIF Mid-Cap Index Division                342,356     10.600000
Vanguard VIF REIT Index Division                   546,344     12.840000
Scudder VIT Small Cap Index Division               206,160      8.450000
ProFund VP Technology Division                     187,713     10.660000
ProFund VP Financial Division                       29,147     23.850000
ProFund VP Healthcare Division                      40,565     21.980000

For federal income tax purposes, the cost of shares owned at December 31, 2002 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF Growth Division
    Issuance of units               1,664,564  $  13,473,283      2,754,373  $  32,636,021      2,377,987  $  54,834,736
    Redemptions of units            1,909,303     17,617,578      1,818,783     25,675,235      1,051,115     25,393,877
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase (decrease)       (244,739) $  (4,144,295)       935,590  $   6,960,786      1,326,872  $  29,440,859
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF Emerging Growth Division
    Issuance of units               2,476,638  $  29,465,001      3,228,886  $  54,281,411      2,168,103  $  74,998,124
    Redemptions of units            2,462,297     32,666,835      1,911,890     36,812,125      1,539,604     59,822,134
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase (decrease)         14,341  $  (3,201,834)     1,316,996  $  17,469,286        628,499  $  15,175,990
                                =============  =============  =============  =============  =============  =============

                                                                      PERIOD FROM
                                   YEAR ENDED DECEMBER 31,           MAY 1, 2001(a)
                                ----------------------------            THROUGH
                                            2002                   DECEMBER 31, 2001
                                ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------
JPVF Mid-Cap Growth Division
    Issuance of units               1,703,518  $  11,872,053        364,466  $   3,083,170
    Redemptions of units            1,085,084      6,755,670         63,613        516,280
                                -------------  -------------  -------------  -------------

       Net Increase                   618,434  $   5,116,383        300,853  $   2,566,890
                                =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF Capital Growth Division
    Issuance of units               3,014,599  $  51,909,019      3,584,413  $  82,857,241      2,410,771  $ 109,579,340
    Redemptions of units            2,826,037     61,060,976      2,398,481     76,256,136      1,562,990     88,463,459
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase (decrease)        188,562  $  (9,151,957)     1,185,932  $   6,601,105        847,781  $  21,115,881
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF Global Hard Assets Division
    Issuance of units                 133,900  $   1,192,923        236,986  $   2,177,939        751,896  $   6,854,443
    Redemptions of units              627,320      5,833,080        262,245      2,359,490        841,253      7,670,735
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Decrease                  (493,420) $  (4,640,157)       (25,259) $    (181,551)       (89,357) $    (816,292)
                                =============  =============  =============  =============  =============  =============

(a) Commencement of operations

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF Small Company Division
   Issuance of units                  967,637  $  21,222,195      1,346,344  $  37,536,347        787,149  $  30,271,090
   Redemptions of units             1,042,537     25,557,363      1,102,768     33,216,125        664,829     26,607,343
                                -------------  -------------  -------------  -------------  -------------  -------------

      Net Increase (decrease)         (74,900) $  (4,335,168)       243,576  $   4,320,222        122,320  $   3,663,747
                                =============  =============  =============  =============  =============  =============

                                                                      PERIOD FROM
                                   YEAR ENDED DECEMBER 31,           MAY 1, 2001(a)
                                ----------------------------            THROUGH
                                            2002                   DECEMBER 31, 2001
                                ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------
JPVF Mid-Cap Value Division
   Issuance of units                2,788,853  $  26,596,084      1,088,958  $  10,187,456
   Redemptions of units             2,157,870     19,905,300        126,836      1,129,936
                                -------------  -------------  -------------  -------------

      Net Increase                    630,983  $   6,690,784        962,122  $   9,057,520
                                =============  =============  =============  =============

                                                                                                    PERIOD FROM
                                                  YEAR ENDED DECEMBER 31,                          MAY 1, 2000(a)
                                ----------------------------------------------------------            THROUGH
                                            2002                          2001                   DECEMBER 31, 2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF S&P 500 Index Division
   Issuance of units                8,795,644  $  88,150,404      6,028,488  $  80,334,550      7,896,716  $ 169,020,380
   Redemptions of units             5,767,919     65,439,470      2,865,813     44,769,484      1,435,105     29,792,773
                                -------------  -------------  -------------  -------------  -------------  -------------

      Net Increase                  3,027,725  $  22,710,934      3,162,675  $  35,565,066      6,461,611  $ 139,227,607
                                =============  =============  =============  =============  =============  =============

                                                                      PERIOD FROM
                                   YEAR ENDED DECEMBER 31,           MAY 1, 2001(a)
                                ----------------------------            THROUGH
                                            2002                   DECEMBER 31, 2001
                                ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------
JPVF Small-Cap Value Division
   Issuance of units                2,567,137  $  27,299,709      1,384,982  $  14,707,570
   Redemptions of units             2,115,465     21,880,213        346,981      3,570,128
                                -------------  -------------  -------------  -------------

      Net Increase                    451,672  $   5,419,496      1,038,001  $  11,137,442
                                =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF Value Division
   Issuance of units                1,281,981  $  24,991,804      1,887,788  $  49,323,970      1,160,282  $  32,005,227
   Redemptions of units             1,259,328     29,976,647      1,199,002     34,697,343      1,136,989     32,296,158
                                -------------  -------------  -------------  -------------  -------------  -------------

      Net Increase (decrease)          22,653  $  (4,984,843)       688,786  $  14,626,627         23,293  $    (290,931)
                                =============  =============  =============  =============  =============  =============

(a) Commencement of operations

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF International Equity
  Division
    Issuance of units               1,502,194  $  10,764,619      2,519,647  $  24,609,797      2,052,856  $  29,165,816
    Redemptions of units            1,281,262      9,790,407      1,814,322     18,152,480      1,181,815     16,981,794
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase                   220,932  $     974,212        705,325  $   6,457,317        871,041  $  12,184,022
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF World Growth Stock
  Division
    Issuance of units                 844,297  $  25,273,256        813,225  $  25,115,962        843,927  $  37,121,980
    Redemptions of units              802,843     28,418,637        750,864     30,317,490        824,786     40,125,883
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase (decrease)         41,454  $  (3,145,381)        62,361  $  (5,201,528)        19,141  $  (3,003,903)
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF Balanced Division
    Issuance of units               1,340,262  $  21,645,216      1,536,072  $  25,892,985        829,568  $  16,291,888
    Redemptions of units            1,110,965     19,839,950      1,026,723     20,518,199        484,850     11,737,046
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase                   229,297  $   1,805,266        509,349  $   5,374,786        344,718  $   4,554,842
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF High Yield Bond Division
    Issuance of units               1,400,689  $  13,426,425      1,854,487  $  18,321,276        445,288  $   4,536,821
    Redemptions of units            1,368,820     13,101,844      1,329,849     12,978,530        397,947      4,037,321
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase                    31,869  $     324,581        524,638  $   5,342,746         47,341  $     499,500
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
JPVF Money Market Division
    Issuance of units               5,501,340  $  89,560,374      6,867,207  $ 112,742,665      4,458,985  $  78,658,634
    Redemptions of units            4,996,724     84,496,568      5,432,160     92,872,866      4,580,732     82,577,531
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase (decrease)        504,616  $   5,063,806      1,435,047  $  19,869,799       (121,747) $  (3,918,897)
                                =============  =============  =============  =============  =============  =============

                                                                             PERIOD FROM
                                          YEAR ENDED DECEMBER 31,           MAY 1, 2001(a)
                                       ----------------------------            THROUGH
                                                   2002                   DECEMBER 31, 2001
                                       ----------------------------  ----------------------------
                                           UNITS         AMOUNT          UNITS         AMOUNT
                                       -------------  -------------  -------------  -------------
American Century VP International
  Division
    Issuance of units                        678,949  $   4,869,253        120,547  $   1,037,500
    Redemptions of units                     308,499      2,253,026         15,617        129,879
                                       -------------  -------------  -------------  -------------

       Net Increase                          370,450  $   2,616,227        104,930  $     907,621
                                       =============  =============  =============  =============

                                                                             PERIOD FROM
                                          YEAR ENDED DECEMBER 31,           MAY 1, 2001(a)
                                       ----------------------------            THROUGH
                                                   2002                   DECEMBER 31, 2001
                                       ----------------------------  ----------------------------
                                           UNITS         AMOUNT          UNITS         AMOUNT
                                       -------------  -------------  -------------  -------------
Ayco Growth Division
    Issuance of units                        284,587  $   1,997,703        237,474  $   2,077,105
    Redemptions of units                     238,690      1,611,683         80,189        670,115
                                       -------------  -------------  -------------  -------------

       Net Increase                           45,897  $     386,020        157,285  $   1,406,990
                                       =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
Fidelity VIP Growth Division
    Issuance of units               2,814,481  $  25,897,878      2,744,542  $  32,246,965      2,509,832  $  44,577,392
    Redemptions of units            2,327,736     22,572,999      2,216,076     30,447,788      1,589,214     29,502,150
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase                   486,745  $   3,324,879        528,466  $   1,799,177        920,618  $  15,075,242
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
Fidelity VIP Equity-Income
  Division
    Issuance of units               2,580,592  $  26,537,345      3,008,069  $  36,094,869      1,912,145  $  22,542,580
    Redemptions of units            1,984,708     20,207,902      2,047,102     24,188,964      1,169,405     13,875,607
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Increase                   595,884  $   6,329,443        960,967  $  11,905,905        742,740  $   8,666,973
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
Fidelity VIP High Income
  Division
    Issuance of units                   1,013  $       8,292          1,923  $      18,340          1,666  $      19,477
    Redemptions of units               17,627        148,938         12,837        118,967         30,535        368,708
                                -------------  -------------  -------------  -------------  -------------  -------------

       Net Decrease                   (16,614) $    (140,646)       (10,914) $    (100,627)       (28,869) $    (349,231)
                                =============  =============  =============  =============  =============  =============

(a) Commencement of operations

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
Fidelity VIP Contrafund Division
   Issuance of units                2,409,501  $  34,623,182      1,993,140  $  29,331,808      1,757,474  $  34,023,319
   Redemptions of units             2,254,529     33,896,535      1,346,296     21,877,864        984,205     20,372,050
                                -------------  -------------  -------------  -------------  -------------  -------------

      Net Increase                    154,972  $     726,647        646,844  $   7,453,944        773,269  $  13,651,269
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
MFS VIT Research Division
   Issuance of units                  828,375  $   6,846,293      1,305,391  $  13,958,162      1,816,067  $  27,820,097
   Redemptions of units               844,027      7,224,172      1,372,416     15,988,098        621,356      9,498,607
                                -------------  -------------  -------------  -------------  -------------  -------------

      Net Increase (decrease)         (15,652) $    (377,879)       (67,025) $  (2,029,936)     1,194,711  $  18,321,490
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
MFS VIT Utilities Division
      Issuance of units             1,017,412  $   8,346,139      1,405,468  $  16,812,135        983,437  $  15,316,913
      Redemptions of units          1,018,968      9,049,788        967,893     12,642,131        483,522      7,724,845
                                -------------  -------------  -------------  -------------  -------------  -------------

      Net Increase (decrease)          (1,556) $    (703,649)       437,575  $   4,170,004        499,915  $   7,592,068
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
Oppenheimer Strategic Bond/VA
  Division
      Issuance of units                78,521  $     858,533        297,913  $   3,144,136        307,996  $   3,165,909
      Redemptions of units            518,992      5,698,960        258,958      2,742,009        194,748      2,005,089
                                -------------  -------------  -------------  -------------  -------------  -------------

      Net Increase (decrease)        (440,471) $  (4,840,427)        38,955  $     402,127        113,248  $   1,160,820
                                =============  =============  =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
Oppenheimer Bond/VA Division
   Issuance of units                  140,634  $   2,940,637        738,868  $  15,536,196        592,570  $  12,099,226
   Redemptions of units             1,239,547     27,713,403        743,022     16,626,243        400,873      8,416,729
                                -------------  -------------  -------------  -------------  -------------  -------------

      Net Increase (decrease)      (1,098,913) $ (24,772,766)        (4,154) $  (1,090,047)       191,697  $   3,682,497
                                =============  =============  =============  =============  =============  =============

                                                                      PERIOD FROM
                                   YEAR ENDED DECEMBER 31,           MAY 1, 2001(a)
                                ----------------------------            THROUGH
                                            2002                   DECEMBER 31, 2001
                                ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------
PIMCO Total Return Division
      Issuance of units             9,028,856  $  98,975,664      2,144,740  $  22,396,016
      Redemptions of units          3,934,850     43,426,088      1,104,841     11,619,345
                                -------------  -------------  -------------  -------------

         Net Increase               5,094,006  $  55,549,576      1,039,899  $  10,776,671
                                =============  =============  =============  =============

                                                                YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------
                                            2002                          2001                          2000
                                ----------------------------  ----------------------------  ----------------------------
                                    UNITS         AMOUNT          UNITS         AMOUNT          UNITS         AMOUNT
                                -------------  -------------  -------------  -------------  -------------  -------------
Templeton Foreign Securities
  Division
   Issuance of units                2,002,324  $  25,846,113      1,452,918  $  22,809,941      1,605,449  $  30,740,885
   Redemptions of units             1,704,710     24,256,728      1,201,928     20,316,292      1,218,761     23,897,045
                                -------------  -------------  -------------  -------------  -------------  -------------

         Net Increase                 297,614  $   1,589,385        250,990  $   2,493,649        386,688  $   6,843,840
                                =============  =============  =============  =============  =============  =============

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
T. Rowe Price Mid-Cap Growth VIP II Division
   Issuance of units                                 514,955  $   4,122,157
   Redemptions of units                              237,027      1,912,282
                                               -------------  -------------

         Net Increase                                277,928  $   2,209,875
                                               =============  =============

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
American Century VP Value Division
   Issuance of units                                 596,105  $   5,152,903
   Redemptions of units                              391,615      3,370,384
                                               -------------  -------------

         Net Increase                                204,490  $   1,782,519
                                               =============  =============

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
Vanguard VIF Small Company Growth Division
   Issuance of units                                 549,693  $   4,333,764
   Redemptions of units                              212,270      1,644,327
                                               -------------  -------------

         Net Increase                                337,423  $   2,689,437
                                               =============  =============

(a) Commencement of operations

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
Vanguard VIF Mid-Cap Index Division
   Issuance of units                                 551,028  $   4,593,089
   Redemptions of units                               95,504        759,033
                                               -------------  -------------

         Net Increase                                455,524  $   3,834,056
                                               =============  =============

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
Vanguard VIF REIT Index Division
   Issuance of units                               1,036,849  $   9,716,025
   Redemptions of units                              283,425      2,565,115
                                               -------------  -------------

         Net Increase                                753,424  $   7,150,910
                                               =============  =============

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
Scudder VIT Small Cap Index Division
   Issuance of units                                 468,884  $   3,617,379
   Redemptions of units                              237,241      1,812,119
                                               -------------  -------------

         Net Increase                                231,643  $   1,805,260
                                               =============  =============

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
ProFund VP Technology Division
   Issuance of units                                 427,134  $   3,449,266
   Redemptions of units                              145,316      1,053,519
                                               -------------  -------------

         Net Increase                                281,818  $   2,395,747
                                               =============  =============

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
ProFund VP Financial Division
   Issuance of units                                 394,820  $   3,395,755
   Redemptions of units                              311,429      2,602,235
                                               -------------  -------------

         Net Increase                                 83,391  $     793,520
                                               =============  =============

                                                       PERIOD FROM
                                                      MAY 2, 2002(a)
                                                         THROUGH
                                                    DECEMBER 31, 2002
                                               ----------------------------
                                                   UNITS         AMOUNT
                                               -------------  -------------
ProFund VP Healthcare Division
   Issuance of units                                 527,225  $   4,525,996
   Redemptions of units                              423,590      3,718,748
                                               -------------  -------------

        Net Increase                                 103,635  $     807,248
                                               =============  =============

(a) Commencement of operations

NOTE H - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for the two years in the period ended December 31, 2002 follows:

                                              AT DECEMBER 31,                          FOR THE YEAR ENDED DECEMBER 31,
                                  ----------------------------------------  ----------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     NET ASSETS    INVESTMENT     EXPENSE RATIO**    TOTAL RETURN***
                                  (000S)  LOWEST TO HIGHEST      (000S)     INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                 -----------------------------------------  ----------------------------------------------------
JPVF Growth Division
      2002                         2,959   $4.19 to $10.54    $     22,614     0.00%(c)      .60% to .90%     -26.20% to -25.97%
      2001                         3,203   $5.67 to $14.28    $     35,788     0.00%(c)      .60% to .90%     -34.36% to -34.17%

JPVF Emerging Growth Division
      2002                         5,484   $3.76 to $14.38    $     62,160     0.00%(c)      .60% to .90%     -34.44% to -34.24%
      2001                         5,470   $5.72 to $21.93    $     99,829     0.00%(c)      .60% to .90%     -35.75% to -35.55%

JPVF Mid-Cap Growth Division
      2002                           919    $5.78 to $5.90    $      5,339     0.00%(c)      .60% to .90%     -32.23% to -32.03%
      2001                           301    $8.53 to $8.68    $      2,575     0.00%(c)      .60% to .90%(b)  -14.68% to -13.21%
      05/01/01(a)                      4      $     10.00     $         36

JPVF Capital Growth Division
      2002                         7,248   $4.43 to $27.06    $    140,732     0.00%(c)      .60% to .90%     -31.73% to -31.53%
      2001                         7,059   $6.46 to $39.65    $    217,851     0.00%(c)      .60% to .90%     -25.87% to -25.64%

JPVF Small Company Division
      2002                         2,310   $6.14 to $24.82    $     48,317     0.00%(c)      .60% to .90%     -29.59% to -29.38%
      2001                         2,385   $8.69 to $35.14    $     74,482     0.00%(c)      .60% to .90%      -8.02% to -7.74%

JPVF Mid-Cap Value Division
      2002                         1,593    $8.44 to $8.46    $     13,450     0.00%(c)      .60% to .90%     -14.44% to -14.18%
      2001                           962    $9.85 to $ 9.86   $      9,489     0.00%(c)      .60% to .90%(b)   -1.46% to -1.36%
      05/01/01(a)                      4      $     10.00     $         36

JPVF S&P 500 Index Division
      2002                        12,652   $6.06 to $13.70    $    130,071     1.09%         .60% to .90%     -23.03% to -22.80%
      2001                         9,624   $7.85 to $17.80    $    143,626     0.69%         .60% to .90%     -12.97% to -12.71%

JPVF Small-Cap Value Division
      2002                         1,490    $9.15 to $9.59    $     14,137     0.00%(c)      .60% to .90%     -13.42% to -13.16%
      2001                         1,038   $10.54 to $11.07   $     11,453     0.00%(c)      .60% to .90%(b)    5.39% to  10.71%
      from 05/01/01(a)                 3      $     10.00     $         33

JPVF Value Division
      2002                          2786   $8.50 to $24.48    $     56,541     0.96%         .60% to .90%     -22.06% to -21.82%
      2001                         2,764   $10.88 to $31.41   $     78,511     0.91%         .60% to .90%        .63% to .93%

JPVF International Equity
  Division
      2002                         3,122    $4.67 to 7.14     $     20,486     0.00%(c)      .60% to .90%     -23.48% to -23.26%
      2001                         2,901    $6.08 to $9.34    $     25,534     0.00%(c)      .60% to .90%     -23.68% to -23.44%

JPVF World Growth Stock Division
      2002                          2702   $7.47 to $39.92    $     88,511     1.20%         .60% to .90%     -17.42% to -17.17%
      2001                         2,660   $9.02 to $48.19    $    111,075     1.63%         .60% to .90%      -7.26% to -6.98%

JPVF Balanced Division
      2002                         2,780   $8.94 to $21.46    $     46,960     2.54%         .60% to .90%      -7.20% to -6.92%
      2001                         2,250   $9.61 to $23.13    $     48,761     2.54%         .60% to .90%      -5.15% to -4.86%

JPVF High Yield Bond Division
      2002                         1,157    $9.55 to $9.79    $     11,283     0.04%         .60% to .90%       1.21% to 1.52%
      2001                         1,125    $9.40 to $9.68    $     10,856     9.03%         .60% to .90%       2.50% to 2.81%

JPVF Money Market Division
      2002                         3,151   $10.69 to $20.36   $     47,079     2.45%         .60% to .90%        .32% to .62%
      2001                         2,647   $10.62 to $20.23   $     41,819     3.34%         .60% to .90%       2.83% to 3.14%

(a) Commencement of operations
(b) Annualized
(c) No income dividend during the period

                                             AT DECEMBER 31,                            FOR THE YEAR ENDED DECEMBER 31,
                                 -----------------------------------------  ----------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     NET ASSETS    INVESTMENT     EXPENSE RATIO**    TOTAL RETURN***
                                  (000S)  LOWEST TO HIGHEST      (000S)     INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                 -----------------------------------------  ----------------------------------------------------
American Century VP International
  Division
      2002                           475    $6.55 to $6.67    $      3,145     0.56%         .60% to .90%     -21.09% to -20.85%
      2001                           105    $8.28 to $8.46    $        878     0.00%(c)      .60% to .90%(b)  -17.22% to -15.45%
      05/10/01(a)                      -      $     10.00     $          -

AYCO Growth Division
      2002                           203    $5.94 to $6.06    $      1,217     0.30%         .60% to .90%     -29.93% to -29.72%
      2001                           157    $8.48 to $8.62    $      1,339     0.99%(b)      .60% to .90%(b)  -15.17% to -13.80%
      05/14/01(a)                      -      $     10.00     $          1

Fidelity VIP Growth Division
      2002                         4,319    $5.18 to $9.51    $     34,256     0.25%         .60% to .90%     -30.74% to -30.52%
      2001                         3,833   $7.46 to $13.73    $     45,769     0.08%         .60% to .90%     -18.39% to -18.15%

Fidelity VIP Equity-Income
  Division
      2002                         3,109    $8.46 to $9.89    $     29,394     1.56%         .60% to .90%     -17.69% to -17.44%
      2001                         2,513   $10.25 to $12.02   $     29,263     1.31%         .60% to .90%      -5.82% to -5.53%

Fidelity VIP High Income Division
      2002                            81      $      8.79     $       7714    11.54%         .60% to .90%            2.52%
      2001                            98      $      8.57     $       5839    13.31%         .60% to .90%          -12.53%

Fidelity VIP Contrafund Division
      2002                         4,561   $7.70 to $15.74    $     63,953     0.81%         .60% to .90%     -10.16% to -9.89%
      2001                         4,406   $8.55 to $17.52    $     71,018     0.78%         .60% to .90%     -13.04% to -12.77%

MFS VIT Research Division
      2002                         1,816    $5.29 to $8.37    $     13,608     0.27%         .60% to .90%     -25.21% to -24.99%
      2001                         1,832   $7.06 to $11.19    $     18,693     0.01%         .60% to .90%     -21.96% to -21.73%

MFS VIT Utilities Division
      2002                         1,751    $5.78 to $9.57    $     14,032     2.60%         .60% to .90%     -23.45% to -23.22%
      2001                         1,752   $7.52 to $12.50    $     19,177     3.21%         .60% to .90%     -24.89% to -24.66%

PIMCO Total Return Division
      2002                         6,134   $11.42 to $26.69   $     70,084     4.05%         .60% to .90%       6.70% to 8.43%
      2001                         1,040   $10.53 to $10.56   $     10,979     4.30%(b)      .60% to .90%(b)    5.34% to 5.64%
      05/01/01(a)                      -      $      10.00    $          4

Templeton Foreign Securities
  Division
      2002                         4,278   $6.59 to $13.42    $     52,960     1.79%         .60% to .90%     -19.14% to -19.05%
      2001                         3,980   $8.14 to $16.60    $     63,624     3.04%         .60% to .90%     -16.51% to -16.49%

T. Rowe Price Mid-Cap Growth
  VIP II Division
      2002                           278    $7.92 to $7.99    $      2,208     0.00%(c)      .60% to .90%(b)  -20.78% to -20.14%
      05/02/02(a)                      -      $     10.00     $          5

American Century VP Value Division
      2002                           204    $8.62 to $8.63    $      1,764     0.00%(c)      .60% to .90%(b)  -13.80% to -13.73%
      05/02/02(a)                      -      $     10.00     $          1

Vanguard VIF Small Company Growth
  Division
      2002                           337    $7.68 to $7.69    $      2,594     0.00%(c)      .60% to .90%(b)  -23.20% to -23.11%
      05/02/02(a)                      -      $     10.00     $          1

Vanguard VIF Mid-Cap Index
  Division
      2002                           456    $7.96 to $8.00    $      3,629     0.00%(c)      .60% to .90%(b)  -20.42% to -20.02%
      05/01/02(a)                      -      $     10.00     $          1

(a) Commencement of operations
(b) Annualized
(c) No income dividend during the period

                                             AT DECEMBER 31,                            FOR THE YEAR ENDED DECEMBER 31,
                                 -----------------------------------------  ----------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     NET ASSETS    INVESTMENT     EXPENSE RATIO**    TOTAL RETURN***
                                  (000S)  LOWEST TO HIGHEST      (000S)     INCOME RATIO*  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                 -----------------------------------------  ----------------------------------------------------
Vanguard VIF REIT Index Division
      2002                           753    $9.31 to $9.32    $      7,015     0.00%(c)      .60% to .90(b)    -6.90% to -6.79%
      05/02/02(a)                      -    $        10.00    $          5

Scudder VIT Small Cap Index
  Division
      2002                           232    $7.51 to $7.53    $      1,742     2.30%(b)      .60% to .90(b)   -24.95% to -24.70%
      05/01/02(a)                      -    $        10.00    $          -

ProFund VP Technology Division
      2002                           282    $7.09 to $7.64    $      2,001     0.00%(c)      .60% to .90(b)   -29.15% to -23.62%
      05/02/02(a)                      -    $        10.00    $          4

ProFund VP Financial Division
      2002                            83    $8.33 to $8.56    $        695     0.00%(c)      .60% to .90(b)   -16.75% to -14.42%
      05/08/02(a)                      -    $        10.00    $          2

ProFund VP Healthcare Division
      2002                           104    $         8.60    $       6892     0.00%(c)      .60% to .90(b)   -13.98% to -13.96%
      05/22/02(a)                      -    $        10.00    $          4

(a) Commencement of operations
(b) Annualized
(c) No income dividend during the period

* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the divisions is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicates the commencement of that investment option in the variable account. The unit value at commencement date is $10.00. The total return is calculated for the period ended December 31, 2002. Total returns for periods of less than one year have not been annualized.

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn1

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn1

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn1

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn9

     (d) (i)   Specimen Policy.Fn8

         (ii)  Specimen Riders.Fn3

               (a) Specimen Death Benefit Maintenance Rider. Fn9
               (b) Specimen Accelerated Benefit Rider.Fn9
               (c) Specimen Accidental Death Benefit Rider.Fn9
               (d) Specimen Automatic Increase Rider. Fn9
               (e) Specimen Accelerated Benefit Rider. Fn9
               (f) Specimen Guaranteed Death Benefit Rider. Fn9
               (g) Specimen Guaranteed Insurability Rider. Fn9
               (h) Specimen Supplemental Coverage Rider. Fn9
               (i) Specimen Supplemental Coverage Rider. Fn9
               (j) Specimen Spouse Term Insurance Rider. Fn9
               (k) Specimen Disability Waiver of Monthly Deduction Benefit. Fn9
               (l) Specimen Disability Waiver of Specified Premium Benefit. Fn9
               (m) Children's Term Insurance Rider. Fn1

     (e) Specimen Application.Fn9

     (f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn10

     (f) (ii) By-Laws of Jefferson Pilot Financial Insurance Company.Fn10

     (g) Reinsurance Contracts.Fn9

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn5

         (ii)(a) Participation Agreement among T. Rowe Price Equity Series, Inc.
     T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company.Fn9

         (ii)(b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc.

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Jefferson Pilot Financial Insurance Company.Fn9

          (iv) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company. (Filed herewith)

          (v)(a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn4

                 (b) Addendum to the Participation Agreement.Fn4

                 (c) Addendum to the Participation Agreement.Fn4

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn4

                 (b) Addendum to the Participation Agreement.Fn4

                 (c) Addendum to the Participation Agreement.Fn4

          (vii) (a) Participation Agreement by and amount Ayco Series Trust, Mercer Allied Company, L.P., and Jefferson Pilot Financial Insurance Company.Fn7

                 (b) Administrative Services Agreement by and among Ayco Series Trust, the Ayco Company, L.P, and Jefferson Pilot Financial Insurance Company.Fn7

          (viii) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn7

          (ix) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn2

          (x) Fund Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn9

          (xi)(a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn7

          (xi)(b) PIMCO Variable Insurance Trust Services Agreement.Fn9

          (xii) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors LLC.Fn9

         (xiii)(a) Business Agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc. and Capital Research and Management Company.Fn9

         (xiii)(b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital
     Research and Management Company.Fn9

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion. (Filed herewith)

     (l) Actuarial opinion and consent. (Filed herewith)

     (m) Sample calculation of items illustrated.Fn8

     (n) Consent of Independent Auditors (Filed herewith)

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(6)(12)(iii).(Filed herewith).

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6 dated April 17, 1996 (File No. 33-7734).

2. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6 dated December 1, 1998 (File No. 333-01781).

3. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 of JPL Separate Account B of Jefferson Pilot Life America Insurance Company (fka Colonial Separate Account B) dated April 22, 1996 (File No. 33-77496).

4. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account II, dated June 9, 2000 (File No. 333-94539).

5. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 filed April 18, 2001 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

8. Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 25, 2003 (File No. 333-44228).

9.   Incorporated by reference to Post-Effective Amendment No. 5 on Form
     N-6 to Registrant's Registration Statement on Form S-6, filed April 24, 2003 (File No. 333-93367).

10. Incorporated by reference to Registration Statement on Form N-4 for JPF Variable Annuity Separate Account II filed on August 1, 2000 (File
     No. 333-42742).

11. Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 to Registrant's Registration Statement on Form S-6 filed April __, 2003 (File No. 033-1781)

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Director, Executive Vice President
8801 Indian Hills Drive
Omaha, Nebraska 68114

Dennis R. Glass                     Director, Executive Vice President

Kenneth C. Mlekush                  Director, President

Hoyt J. Phillips                    Director, Senior Vice President

David A. Stonecipher                Director, Chairman and Chief Executive Officer

John D. Hopkins                     Executive Vice President and General Counsel

Charles C. Cornelio                 Executive Vice President

John C. Ingram                      Executive Vice President

Theresa M. Stone                    Executive Vice President, Chief Financial Officer

Reggie D. Adamson                   Senior Vice President

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.                Senior Vice President and Chief Life Actuary

Richard T. Stange                   Senior Vice President, Deputy General Counsel

Michael Burns                       Vice President

Wendalyn J. Chase                   Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                    Vice President

Patricia B. Creedon                 Vice President
One Granite Place
Concord, NH 03301

Kenneth S. Dwyer                    Vice President

Patrick A. Lang                     Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                      Vice President, Secretary

Russell C. Simpson                  Vice President and Treasurer

Francis A. Sutherland, Jr.          Vice President

John A. Weston                      Vice President
One Granite Place
Concord, NH 03301

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 27, 2003.

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

         Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for the JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

         JPVC serves as the distributor for JPF Separate Account B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS

Ronald R. Angarella                 President
David K. Booth                      Vice President, Marketing
W. Thomas Boulter                   Vice President and Chief Compliance Officer
John A. Weston                      Treasurer and Chief Financial Officer
(Vacant)                            Secretary
Lisa S. Clifford                    Assistant Vice President, Compliance
Donna M. Wilbur                     Assistant Treasurer

DIRECTORS

Ronald R. Angarella
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, JPF Separate Account A, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 28 day of April, 2003.


(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     By: JEFFERSON PILOT FINANCIAL INSURANCE
                                         COMPANY OF AMERICA (Depositor)

                                     By:  /s/ Russell C. Simpson
                                     -------------------------------------------
                                              Russell C. Simpson


                                     Title:   Treasurer
                                     -------------------------------------------

                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     (Depositor)

                                     By:  /s/ Charles C. Cornelio
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------------
Ronald R. Angarella
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
/s/ David A. Stonecipher              Director; Chairman of      April 28, 2003
-----------------------------------   the Board and Chief
    David A. Stonecipher              Executive Officer

/s/ Kenneth C. Mlekush
-----------------------------------   Director; President        April 28, 2003
    Kenneth C. Mlekush

/s/ Dennis R. Glass                   Director; Executive        April 28, 2003
-----------------------------------   Vice President
    Dennis R. Glass

/s/ Reggie Adamson                    Senior Vice President      April 28, 2003
-----------------------------------   and Chief Accounting
    Reggie Adamson                    Officer

/s/ Robert D. Bates                   Director; Executive        April 28, 2003
-----------------------------------   Vice President
    Robert D. Bates

/s/ Hoyt J. Phillips                  Director; Senior           April 28, 2003
-----------------------------------   Vice President
    Hoyt J. Phillips

/s/ Theresa M. Stone                  Executive Vice President   April 28, 2003
-----------------------------------   and Chief Financial
    Theresa M. Stone                  Officer

                                  EXHIBIT INDEX

(h)(iv) Participation Agreement among Templeton Variable Products Fund, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.

(k)       Legal Opinion

(l)       Actuarial Opinion and Consent

(n)       Consent of Independent Auditors

(q)       Procedures Memorandum